                                                                    EXHIBIT 10.1

                                                                  Execution Copy

[JPMORGAN CHASE LOGO]

                         MULTICURRENCY CREDIT AGREEMENT

                          Dated as of October 24, 2002

                                      among

                                  HARDINGE INC.

                                (the "Borrower")

                           the Banks signatory hereto

                               JPMORGAN CHASE BANK

                          as Sole Administrative Agent

                                       and

                          KEYBANK NATIONAL ASSOCIATION

                             as Documentation Agent

                                   ----------

                               JPMORGAN CHASE BANK
                    as Exclusive Advisor, Sole Bookrunner and
                               Sole Lead Arranger

                                                TABLE OF CONTENTS

  TITLE                                                                                                      PAGE
  -----                                                                                                      ----
ARTICLE 1.  DEFINITIONS; ACCOUNTING TERMS.......................................................................1
  Section 1.01.  Definitions....................................................................................1
  Section 1.02.  Accounting Terms..............................................................................12

ARTICLE 2.  THE CREDIT.........................................................................................12
  Section 2.01.  The Loans.....................................................................................12
  Section 2.02.  The Notes.....................................................................................13
  Section 2.03.  Purpose.......................................................................................13
  Section 2.04.  Borrowing Procedures..........................................................................13
  Section 2.05.  Prepayments...................................................................................13
  Section 2.06.  Interest Periods..............................................................................14
  Section 2.07.  Interest......................................................................................14
  Section 2.08.  Certain Notices...............................................................................15
  Section 2.09.  Changes in Commitment.........................................................................15
  Section 2.10.  Minimum Amounts...............................................................................15
  Section 2.11.  Fees..........................................................................................16
  Section 2.12.  Payments Generally............................................................................16
  Section 2.13.  Alternative Currencies........................................................................17
  Section 2.14.  Judgment Currency.............................................................................17

ARTICLE 3.  YIELD PROTECTION; ILLEGALITY; ETC..................................................................17
  Section 3.01.  Additional Costs..............................................................................17
  Section 3.02.  Limitation on Types of Loans..................................................................19
  Section 3.03.  Illegality....................................................................................19
  Section 3.04.  Certain Variable Rate Loans pursuant to Sections 3.01 and 3.03................................19
  Section 3.05.  Compensation..................................................................................20

  Section 3.06.  Survival......................................................................................20

ARTICLE 4.  CONDITIONS PRECEDENT...............................................................................20
  Section 4.01.  Documentary Conditions Precedent..............................................................20
  Section 4.02.  Additional Conditions Precedent...............................................................21
  Section 4.03.  Deemed Representations........................................................................21

ARTICLE 5.  REPRESENTATIONS AND WARRANTIES.....................................................................22
  Section 5.01.  Incorporation, Good Standing and Due Qualification............................................22
  Section 5.02.  Corporate Power and Authority: No Conflicts...................................................22

                                        i
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
  Section 5.03.  Governmental Approval.........................................................................22
  Section 5.04.  Legally Enforceable Agreements................................................................22
  Section 5.05.  Financial Statements..........................................................................22
  Section 5.06.  Litigation....................................................................................22
  Section 5.07.  Margin Stock..................................................................................23
  Section 5.08.  Use of Loan Proceeds..........................................................................23
  Section 5.09.  Tax Returns...................................................................................23
  Section 5.10.  ERISA.........................................................................................23
  Section 5.11.  Subsidiaries..................................................................................23
  Section 5.12.  Ownership and Liens...........................................................................23
  Section 5.13.  Hazardous Materials...........................................................................23
  Section 5.14.  No Default on Other Agreements................................................................24
  Section 5.15.  Partnerships..................................................................................24
  Section 5.16.  No Forfeiture.................................................................................24
  Section 5.17.  Solvency......................................................................................24
  Section 5.18.  Operation of Business.........................................................................25
  Section 5.19.  No Defaults on Outstanding Judgments or Orders................................................25
  Section 5.20.  No Defaults on Other Agreements...............................................................25
  Section 5.21.  Labor Disputes and Acts of God................................................................26
  Section 5.22.  Governmental Regulation.......................................................................26

ARTICLE 6.  AFFIRMATIVE COVENANTS..............................................................................26
  Section 6.01.  Compliance with Laws, Corporate Existence.....................................................26
  Section 6.02.  Reporting Requirements........................................................................26
  Section 6.03.  Notice of Proceedings.........................................................................28
  Section 6.04.  Insurance.....................................................................................28
  Section 6.05.  Environmental Laws............................................................................28
  Section 6.06.  Access to Premises and Records................................................................28
  Section 6.07.  Notice of Default.............................................................................28
  Section 6.08.  Subsidiaries..................................................................................29
  Section 6.09.  Material Adverse Changes......................................................................29
  Section 6.10.  Reports to Other Creditors....................................................................29
  Section 6.11.  General Information...........................................................................29

ARTICLE 7.  NEGATIVE COVENANTS.................................................................................29
  Section 7.01.  Liens, Etc....................................................................................29
  Section 7.02.  Lease Obligations.............................................................................31
  Section 7.03.  Prohibited Transactions.......................................................................31
  Section 7.04.  Margin Stock..................................................................................31
  Section 7.05.  Consolidations, Mergers, Acquisitions and Sales of Assets.....................................31
  Section 7.06.  Affiliate Transactions........................................................................32
  Section 7.07.  Loans and Advances............................................................................32
  Section 7.08.  Guaranties....................................................................................32

                                       ii
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
  Section 7.09.  No Activities Leading to Forfeiture...........................................................32

ARTICLE 8.  FINANCIAL COVENANTS................................................................................32
  Section 8.01.  Working Capital...............................................................................33
  Section 8.02.  Net Worth.....................................................................................33
  Section 8.03.  Funded Debt...................................................................................33
  Section 8.04.  Earnings......................................................................................33
  Section 8.05.  Fixed Charge Ratio............................................................................33
  Section 8.06.  Customer Notes................................................................................33

ARTICLE 9.  EVENTS OF DEFAULT..................................................................................33
  Section 9.01.  Events of Default.............................................................................33
  Section 9.02.  Remedies......................................................................................35

ARTICLE 10. THE AGENT; RELATIONS AMONG BANKS AND BORROWER......................................................35
  Section 10.01. Appointment, Powers and Immunities of Agent...................................................35
  Section 10.02. Reliance by Agent.............................................................................36
  Section 10.03. Defaults......................................................................................36
  Section 10.04. Rights of Agent as a Bank.....................................................................36
  Section 10.05. Indemnification of Agent......................................................................37
  Section 10.06. Documents.....................................................................................37
  Section 10.07. Non-Reliance on Agent and Other Banks.........................................................37
  Section 10.08. Failure of Agent to Act.......................................................................38
  Section 10.09. Resignation or Removal of Agent...............................................................38
  Section 10.10. Amendments Concerning Agency Function.........................................................38
  Section 10.11. Liability of Agent............................................................................38
  Section 10.12. Transfer of Agency Function...................................................................39
  Section 10.13. Non-Receipt of Funds by the Agent.............................................................39
  Section 10.14. Withholding Taxes.............................................................................39
  Section 10.15. Several Obligations and Rights of Banks.......................................................40
  Section 10.16. Pro Rata Treatment of Loans, Etc..............................................................40
  Section 10.17. Sharing of Payments Among Banks...............................................................40
  Section 10.18. Other Agents; Advisors and Arrangers..........................................................41

ARTICLE 11. MISCELLANEOUS......................................................................................41
  Section 11.01. Amendments and Waivers........................................................................41
  Section 11.02. Usury.........................................................................................42
  Section 11.03. Expenses and Indemnification..................................................................42
  Section 11.04. Survival......................................................................................42
  Section 11.05. Assignment; Participations....................................................................42
  Section 11.06. Notices.......................................................................................43
  Section 11.07. Setoff........................................................................................44
  Section 11.08. Jurisdiction; Immunities......................................................................44

  Section 11.09. Table of Contents; Headings...................................................................45
  Section 11.10. Severability..................................................................................45
  Section 11.11. Counterparts..................................................................................45
  Section 11.12. Integration...................................................................................45
  Section 11.13. Governing Law.................................................................................45
  Section 11.14. Confidentiality...............................................................................45
  Section 11.15. Treatment of Certain Information..............................................................46
  Section 11.16. Currency......................................................................................46

                                       iv
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                                        v
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                                       vi
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EXHIBITS

  Exhibit A      Form of Note
  Exhibit B      Authorization Letter
  Exhibit C      Opinion of Counsel for Borrower
  Exhibit D      Confidentiality Agreement

SCHEDULES

  Schedule I     Subsidiaries of Borrower
  Schedule II    Hazardous Materials

                         MULTICURRENCY CREDIT AGREEMENT

     CREDIT AGREEMENT dated as of October 24, 2002 among HARDINGE INC., a corporation organized under the laws of New York (the "Borrower"), each of the banks which is a signatory hereto (individually a "Bank" and collectively the "Banks"), JPMORGAN CHASE BANK, a New York banking corporation, as sole administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), and KEYBANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America as Documentation Agent (the "Documentation Agent").

     The Borrower desires that the Banks extend credit as provided herein and the Banks are prepared to extend such credit upon the terms hereof. Accordingly, the Borrower, the Banks and the Agent and the Documentation Agent agree as follows:

                    ARTICLE 1. DEFINITIONS; ACCOUNTING TERMS.

     Section 1.01. DEFINITIONS. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and vice versa):

     "Additional Costs" has the meaning given to such term in Section 3.01 hereof.

     "Adjustment Date" means a date which is the earlier of (a) the date on which financial statements are delivered to the Banks pursuant to Section 6.02 hereof or (b) the 45th day after the end of each of the first three quarters of each Fiscal Year or the 90th day after the end of each Fiscal Year, as the case may be.

     "Administrative Questionnaire" means the administrative questionnaire in the form supplied by the Agent.

     "Affected Loans" shall have the meaning given to such term in Section 3.04 hereof.

     "Affected Type" shall have the meaning given to such term in Section 3.04 hereof.

     "Affiliate" means any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, the Borrower or any of its Subsidiaries; (b) which directly or indirectly beneficially owns or holds 5% or more of any class of voting stock of the Borrower or any such Subsidiary; (c) 5% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or such Subsidiary; or (d) which is a partnership in which the Borrower or any of its Subsidiaries is a general partner. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agent's Account" means account number 323-5-05074 maintained by the Agent and any other account designated by the Agent.

     "Agreement" means this Multicurrency Credit Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, schedules and the like refer to the Articles, Sections, Exhibits, schedules and the like of this Agreement unless otherwise indicated.

     "Alternative Currency" shall mean at any time any of Canadian Dollars, Euro Units, Pounds Sterling, Swiss Francs and Yen, so long as at such time as (a) such Currency is dealt with in the London interbank deposit market, (b) such Currency is transferrable and convertible into Dollars in the London Foreign Exchange Market, and (c) no central bank or other governmental authorization in the country of issue of such Currency is required to permit use of such Currency by any Bank for the making of any Loan hereunder and/or to permit the Borrower to borrow and repay the principal amount thereof and to pay the interest thereon, unless such authorization has been previously obtained.

     "Alternative Currency Sublimit" means $10,000,000. The Alternative Currency Sublimit is a part of, and not in addition to, the Commitments.

     "Authorization Letter" means the letter agreement executed by the Borrower in the form of EXHIBIT B hereto.

     "Basis Point" means one one-hundredth of one percent.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that (a) when used in connection with a Eurocurrency Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (b) when used in connection with any Loan denominated in Euros, the term "Business Day" shall also exclude any day on which the TARGET payment system is not open for the settlement of payment in Euro and (c) when used in connection with any Loan denominated in Yen, the term "Business Day" shall also exclude any day on which banks are not open for dealings in deposits in Yen in the interbank market in Tokyo.

     "Canadian Dollars" and the sign "C$" means the lawful currency of Canada.

     "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

     "Change in Control" means (a) except as to (i) officers and directors in office as of the date of this Agreement, and (ii) the Hardinge Inc. Pension Plan, Hardinge Inc. Savings Plan or other compensation plan of Borrower, the acquisition of ownership, directly or indirectly, beneficially or of record, of any Person or group (within the meaning of the Securities Act of 1934 and Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) of shares representing more than twenty-five percent (25%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who are neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by the directors so nominated.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means, with respect to each Bank, the obligation of such Bank to make a Loan under this Agreement in the aggregate principal Dollar amount following or the Dollar Equivalent thereof in one or more Alternative Currencies, as such amount may be modified from time to time:

                                                        Aggregate       Alternative Currency
                                                         Amount               Sublimit
                                                         ------               --------
     JPMorgan Chase Bank                              $  9,339,623           $ 3,437,500
     KeyBank National Association                        8,915,094             3,281,250
     Manufacturers and Traders Trust Company             8,915,094             3,281,250
     NBT Bank, National Association                      2,830,189                     0
                                                      ------------           -----------

     Total:                                           $ 30,000,000           $ 10,000,00
                                                      ============           ===========

     "Consolidated Assets" means all assets of Borrower and its Consolidated Subsidiaries treated as assets in accordance with GAAP.

     "Consolidated Capital Expenditures" means for any period, the Dollar amount of gross expenditures (including obligations under Capital Leases) made for fixed assets, real property, plant and equipment, and all renewals, improvements and replacements thereto, (but not repairs thereof) incurred during such period for the Borrower and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Assets" means all assets of the Borrower and its Consolidated Subsidiaries, treated as current assets in accordance with GAAP.

     "Consolidated Current Liabilities" means all liabilities of the Borrower and its Consolidated Subsidiaries, treated as current liabilities in accordance with GAAP, including without limitation (a) all obligations payable on demand or within one (1) year after the date in which the determination is made, and (b) installment and sinking fund payments required to be made within one (1) year after the date on which determination is made, but excluding any such indebtedness renewable or extendable at the option of the obligor under, or payable from the proceeds of other indebtedness which may be incurred pursuant to the provisions of any revolving credit agreements (including this Agreement) or other similar agreement.

     "Consolidated Interest Expense" means for any period, the sum for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of the following: (a) all interest with respect of Debt (including, without limitation, the interest component of any payments in respect of Capital Leases and Synthetic Lease Obligations) accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amount payable (or minus the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

     "Consolidated Net Income" means for any period the net income of the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis without duplication, in accordance with GAAP.

     "Consolidated Subsidiary" means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Borrower in accordance with GAAP.

     "Consolidated Tangible Net Worth" means Net Worth prior to any cumulative foreign currency translation adjustments minus any decrease or plus any increase in the value of intangible assets related to translation of adjustments minus intangible assets.

     "Controlled Group" shall have the meaning given to such term in Section 6.02(f) hereof.

     "Currency" means Dollars or any Alternative Currency.

     "Customer Notes" means any and all notes and other evidence of indebtedness (except accounts receivable arising in the ordinary course of business) in favor of the Borrower and its Consolidated Subsidiaries for the payment obligations of customers for goods or services provided in the ordinary course of business.

     "Debt" means, with respect to any Person: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person as lessee under Capital Leases or Synthetic Lease Obligations, (c) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (a) and (b) above, (not otherwise reserved for) and (d) defined benefit pension liabilities in respect of unfunded vested benefits under plans covered by ERISA calculated consistently with GAAP.

     "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

     "Default Rate" means, with respect to the principal of any Loan and, to the extent permitted by law, any other amount payable by the Borrower under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date, to, but excluding the date on which such amount is paid in full equal to two percent (2.0%) above the Variable Rate as in effect from time to time plus the Margin (if any) (provided that, if the amount so in default is principal of a Eurocurrency Loan and the due date thereof is a day other than the last day of the Interest period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, two percent (2.0%) above the interest rate for such Loan as provided in section 2.07 hereof and, thereafter, the rate provided for above in this definition).

     "Dollar Equivalent" means with respect to any Loan denominated in an Alternative Currency as at any date of determination thereof, the amount of Dollars that would be required to purchase the amount of the Alternative Currency of such Loan on the date three (3) Business Days prior to the date of such Loan, based on the arithmetic mean (rounded upwards) if necessary, to the nearest one one-hundredth of one percent), as determined by the Agent, of the spot selling rate at which the Reference Bank offers to sell such Alternative Currency for Dollars in London at approximately 11:00 a.m. prevailing London time for delivery on the date of such Loan.

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "Domestic Subsidiaries" means any Subsidiary formed and currently existing under the laws of the United States of America or a State thereof.

     "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of Consolidated Interest Expense, prior to the deduction for federal, state or foreign corporate income and corporate franchise taxes, and prior to the deduction for depreciation and amortization MINUS, to the extent included in the statement of Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of Consolidated Net Income for such, gains on the sales of assets outside the ordinary course of business), and
(c) any other non-cash income, all as determined on a consolidated basis.

     "Effective Date" means October 24, 2002 or, if later, the date on which the conditions contained in Article 4 have been satisfied.

     "EMU" means the economic and monetary union as contemplated in the Treaty on European Union.

     "EMU Legislation" means legislative measures of the European Counsel for the introduction of changeover to or operation of a single or unified European currency (whether known as the Euro or otherwise) being a part the implementation of the third stage of EMU.

     "Entitled Person" has the meaning given to such term in Section 11.16 hereof.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing distribution, use, treatment, storage, disposal, transport, or handling-of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

     "Euro" means the single currency of Participating Member States of the EMU.

     "Euro Unit" means the currency unit of the Euro.

     "Eurocurrency Loan" means any Loan denominated in Dollars or an Alternative Currency when and to the extent the interest rate therefore is determined on the basis of the definition of "LIBO Rate".

     "Eurocurrency Rate" means for any Interest Period for any Eurocurrency Loan a rate per annum determined by the Agent to be equal to the relevant LIBO Rate for the Eurocurrency Loan, adjusted for any applicable Reserve Requirement.

     "Event of Default" has the meaning given such term in Section 9.01 hereof.

     "Facility Documents" means this Agreement, the Notes, the Authorization Letter and the Security Documents.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Business Day, for the immediately preceding Business Day).

     "Fiscal Year" means the twelve month period ending on December 31 of each year.

     "Fixed Charge Ratio" means for the period of calculation the ratio of Earnings Before Interest, Taxes, Depreciation and Amortization divided by the sum of all scheduled principal payments, interest payments, taxes, capital expenditures, dividends and all other distributions.

     "Foreign Taxes" has the meaning given such term in Section 10.14(b) hereof.

     "Forfeiture Proceeding" means any action, proceeding or investigation affecting the Borrower or any of its Subsidiaries or Affiliates before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or the receipt of notice by any such party that any of them is a suspect in or a target of any governmental inquiry or investigation, which may result in an indictment of any of them or the seizure or forfeiture of any of their property.

     "Funded Debt" means, with respect to any Person, all Debt of such Person for borrowed money and for guarantees of borrowed money.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in Section
5.05 (except for changes concurred in by the Borrower's independent public accountants).

     "Hazardous Materials" means any substance regulated under any Environmental Laws.

     "Indemnified Liability" has the meaning given to such term in Section 11.03 hereof.

     "Interest Period" means the period commencing on the date a Loan is made and ending, as the Borrower may select pursuant to Section 2.06: (a) in the case of Variable Rate Loans, the period commencing on the date such Variable Rate Loan is made and ending on the Quarterly Date next succeeding such date; and (b) in the case of Eurocurrency Loans, on the numerically corresponding day in the first, second, third, or sixth calendar month thereafter, PROVIDED that each such Interest Period which commences on the last Business Day of a calendar month (or any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

     "Interest Rate Protection Agreement" means for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks, either generally or under specific contingencies.

     "Lending Office" means, for each Bank and for each type of Loan, the lending office of such Bank (or of an affiliate of such Bank) designated as such for such type of Loan on its signature page hereof or such other office of such Bank (or of an affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower as the office by which its Loans of such type are to be made and maintained.

     "LIBO Rate" means, with respect to any Eurocurrency Loan for any Interest Period, the rate appearing on Page 3750 of the Telerate screen (or on any successor or substitute page of such Page, or any successor to or substitute for such Page, providing rate quotations comparable to those currently provided on such page of such Page, as determined by the principal London branch of the Reference Bank from time to time for purposes of providing quotations of interest rates applicable to deposits in the relevant Currency in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurocurrency Loan for such Interest Period shall be the rate at which deposits in the relevant currency and for a maturity comparable to such Interest Period are offered to the principal London office of the Reference Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

          "Lien" has the meaning given to such term in Section 7.01 hereof.

          "Loans" means the loans made by the Banks pursuant to Section 2.01 (each a "Loan).

          "Margin" means for each Variable Rate Loan and Eurocurrency Loan the lowest applicable margin on the table next following, based upon Borrower's financial statements for the immediately preceding four fiscal quarters for income statement items and the most recent fiscal quarter for balance sheet items computed as of the date of this Agreement, and adjusted thereafter on each Adjustment Date.

    Ratio of Funded Debt to Earnings Before         Variable Rate Loans      Eurocurrency Loans
              Interest, Taxes,
         Depreciation & Amortization
-------------------------------------------------------------------------------------------------
Equal to or less than 1.5                           0 Basis Points           150 Basis Points

Greater than 1.5 and less than or equal to 2.0      25 Basis Points          175 Basis Points

Greater than 2.0 and less than or equal to 2.5      25 Basis Points          200 Basis Points

Greater than 2.5                                    50 Basis Points          250 Basis Points

          "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

          "National Currency Unit" means the unit of currency (other than a Euro
Unit) of a Participating Member State.

          "Net Worth" means, at any date of determination thereof, the sum for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) the amount of common stock; plus (b) the amount of any preferred stock that does not have any requirement for the Borrower to purchase, redeem, retire or otherwise acquire the same; plus (c) the amount of additional paid-in-capital and retained earnings (or, in the case of an additional paid-in-capital or retained earnings deficit, minus the amount of such deficit);

plus (d) cumulative pension liability adjustments (or, in the case of negative adjustments, minus the amount of such adjustments); plus (e) cumulative foreign currency translation adjustments (or, in the case of negative adjustments, minus the amount of such adjustments); plus (f) any other items which under GAAP are included in shareholders equity (or, in the case of items excluded from shareholders equity, minus such items); and minus (g) the cost of treasury stock.

          "Notes" mean the Promissory Notes of the Borrower to each of the Banks in the principal amount of their respective Commitment, in the form of EXHIBIT A hereto evidencing the Loans made by the Banks hereunder (each a "Note") as the same may be amended, modified, extended, renewed, restated, consolidated and replaced from time to time.

          "Participant" has the meaning given to such term in Section 11.05(c) hereof.

          "Participating Member State" means each state so described in any EMU Legislation.

          "Payor" has the meaning given to such term in Section 10.13 hereof.

          "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

          "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "Plan" has the meaning given to such term in Section 6.02 (e) hereof.

          "Pledge Agreement" means the Pledge Security Agreement (Customer Notes) dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks granting a first security interest in domestic Customer Notes as amended, supplemented or modified from time to time.

          "Pounds Sterling" and the sign "L" means the lawful currency of the United Kingdom.

          "Prime Rate" means that rate of interest from time to time announced by the Reference Bank at its Principal Office in the United States as its prime commercial lending rate.

          "Principal Office" means the principal office of the Agent, presently located at 270 Park Avenue, New York, New York 10017, and with respect to any Loan denominated in an Alternative Currency, the office presently located at 125 London Wall, London, England EC2Y 5AJ.

          "Quarterly Dates" means the last day of March, June, September, and December in each year, the first of which shall be the first such day after the date of this Agreement.

          "Reference Bank" means JPMorgan Chase Bank and its successors.

          "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

          "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, municipal or foreign laws or regulations (including without limitation Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States, federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

          "Required Banks" means, at any time while no Loans are outstanding, Banks having at least 75% of the aggregate amount of the Commitment and, at any time while Loans are outstanding, Banks holding at least 75% of the aggregate outstanding principal amount of the Loans.

          "Required Payment" has the meaning given to such term in Section 10.13 hereof.

          "Reserve Requirement" means, for any Interest Period for any Eurocurrency Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such Loan under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the LIBO Rate for Eurocurrency Loans is to be determined as provided in the definition of "LIBO Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which include Euro-currency Loans.

          "Second Currency" has the meaning given to such term in Section 11.16 hereof.

          "Security Agreement" means the Security Agreement dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks creating a first security interest in certain of their respective assets as more particularly described therein, as amended, supplemented or modified from time to time.

          "Security Documents" means collectively the Pledge Agreement, the Security Agreement and the Subsidiary Stock Pledge.

          "Specified Currency" has the meaning given to such term in Section
11.16 hereof.

          "Specified Place" has the meaning given to such term in Section 11.16 hereof.

          "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

          "Subsidiary Stock Pledge" means the Pledge Security Agreement (Stock of Domestic and Foreign Subsidiaries) dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks creating a first security interest in certain shares of stock and ownership interests in certain Subsidiaries and affiliated entities, as amended, supplemented or modified from time to time.

          "Swiss Francs" and the sign "Sfr" means the lawful currency of Switzerland.

          "Synthetic Lease Obligations" means all monetary obligations of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the Debt of such Person (without regard to accounting treatment).

          "Termination Date" means October 31, 2005.

          "Term Loan Agreement" means the Term Loan Agreement dated as of the date hereof among the Borrower, the Agent as Administrative Agent and the bank's signatory thereto as amended, supplemented or modified from time to time.

          "Treaty on European Union" means the Treaty of Rome as of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (which was signed at Maastricht on February 7, 1992, and came into force on November 1, 1993) as amended from time to time.

          "Unfunded Benefit Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all benefit liabilities (within the meaning of section 4001(a)(16) of ERISA) under the Plan exceeds the fair market value of all Plan assets allocable to such benefit liabilities, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrower or any ERISA Affiliate under Title IV of ERISA.

          "Variable Rate" means, for any day, the higher of (a) the Federal Funds Rate for such day plus fifty (50) Basis Points, and (b) the Prime Rate for such day.

          "Variable Rate Loan" means any Loan denominated in Dollars when and to the extent the interest rate for such Loan is determined in relation to the Variable Rate.

          "Yen" and the sign "Y" means the lawful currency of Japan.

          Section 1.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

                             ARTICLE 2. THE CREDIT.

          Section 2.01. THE LOANS. Subject to the terms and conditions set forth in this Agreement, the Borrower may borrow, repay and reborrow from time to time from the date hereof to but excluding the Termination Date in an aggregate principal amount not to exceed at any one time outstanding the amount of the Commitment. Each of the Banks severally agree to make Loans to the Borrower from time to time from and including the date hereof to but excluding the Termination Date, up to but not exceeding the amount of its Commitment. The Loans may be outstanding as Variable Rate Loans or Eurocurrency Loans (each a "type" of
Loan). The Loan of each Bank in Dollars shall be maintained as a Variable Rate Loan and/or a Eurocurrency Loan pro rata according to the amount of its respective Commitment and the Loan of each lending Bank in Alternative Currencies shall be maintained as Eurocurrency Loan pro rata according to the amount of its respective Alternative Currency Sublimit. The Loans of each type of each Bank shall be made and maintained at such Bank's Lending Office for such type of Loan.

          (b) Each Loan shall be due and payable on the last day of the Interest Period thereof.

          (c) For purposes of determining at the time of borrowing whether the amount of the borrowing would, together with all other outstanding Loans, exceed the aggregate amount of the Banks' Commitment, and for purposes of determining the unused portion of the Commitment, the amount of each Eurocurrency Loan in an Alternative Currency shall be deemed to be the Dollar Equivalent of the amount of the Alternative Currency of such Eurocurrency Loan. For purposes of this
Section 2.01 and all other provisions of this Article 2, the equivalent in any Alternate Currency of an amount in Dollars shall be determined in accordance with Section 2.13.

          (d) ALTERNATIVE CURRENCY SUBLIMIT ADJUSTMENT. In the event the Borrower requests a Loan in an Alternative Currency which when added to the outstanding Loans would not exceed the aggregate Commitments of the Banks, but which if made by the Banks offering the Alternative Currency Sublimit would cause them to exceed their respective Commitment, the outstanding principal amount of the Loan in Dollars by NBT Bank, National Association shall be adjusted in an amount equal to the overage so as to permit the Banks offering Loans in an Alternative Currency to lend in Alternative Currencies. Notwithstanding the foregoing or any other provision of this Agreement, under no circumstances shall the aggregate outstanding principal balance of the Loans made by a Bank exceed its Commitment.

          Section 2.02. THE NOTES. (a) The Loan of each Bank shall be evidenced by the Borrower's Note in favor of such Bank substantially in the form of EXHIBIT A hereto, dated the date of this Agreement, payable to the order of such Bank and otherwise duly completed and executed by the Borrower.

          (b) The date, amount, Currency (in the case of Eurocurrency Loans) interest rate and duration of Interest Period for the Loan made by each Bank to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, on the schedule attached to each Note or any continuation thereof; provided, however, that the failure of such Bank to make, or any error in making, any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of the Loan evidenced by such Note.

          Section 2.03. PURPOSE. The Borrower shall use the proceeds of the Loans for working capital requirements and other general corporate purposes. Provided, however, and notwithstanding any provision herein to the contrary, the proceeds of the Loans shall not be used for the purpose, whether immediately, incidental or ultimate, of buying or carrying "margin stock" within the meaning of Regulation U.

          Section 2.04. BORROWING PROCEDURES. The Borrower shall give the Agent notice of each borrowing to be made hereunder as provided in Section 2.08. Not later than 1:00 p.m. New York time (in the case of Loans denominated in Dollars) or 11:00 a.m. local time in the location of the Agent's Account (in the case of Eurocurrency Loans denominated in an Alternative Currency) on the date of such borrowing, each Bank shall, through its Lending Office and subject to the conditions of this Agreement, make the amount of the Loan to be made by it on such day available to the Agent at the Principal Office and in immediately available funds for the account of the Borrower. The amount so received by the Agent shall, subject to the conditions of this Agreement, be made available to the Borrower, in immediately available funds, by the Agent crediting an account of the Borrower designated by the Borrower and maintained with the Agent at a banking office designated by the Agent.

          Section 2.05. PREPAYMENTS. The Borrower shall have the right to prepay the Loans at any time or from time to time provided that each prepayment of principal shall be in an amount of at least One Million Dollars ($1,000,000) and shall be in incremental multiples of Five Hundred Thousand Dollars ($500,000), to be applied to principal in inverse order of maturity; provided that: (a) the Borrower shall give the Agent notice of each such prepayment as provided in
Section 2.08; (b) Eurocurrency Loans may not be prepaid, except that if after giving effect to any reduction or termination of the Commitments pursuant to
Section 2.09 hereof, the outstanding aggregate principal amount of the Loans exceeds the aggregate amount of the Commitments, the Borrower shall pay or repay the Loans on the date of such reduction or termination in an aggregate principal amount equal to the excess, together with interest thereon accrued to the date of such payment or repayment and any amounts payable pursuant to Section 3.05 in connection therewith; and (c) in the event the outstanding aggregate principal balance of the Loans payable in Dollars and the Dollar Equivalent of all Loans payable in Alternative Currency exceeds the aggregate amount of the Commitments, Borrower shall pay the Loans in the aggregate principal amount equal to the excess, together with interest thereon accrued to the date of payment and any amounts payable pursuant to Section 3.05 in connection therewith.

          Section 2.06. INTEREST PERIODS. In the case of each Loan, the Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01 hereof, subject to the following limitations: (a) no Interest Period may extend beyond the Termination Date; (b) notwithstanding clause (a) above, no Interest Period for a Eurocurrency Loan shall have a duration less than one month and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available; and (c) if an Interest Period would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day, unless, in the case of a Eurocurrency Loan, such Business Day would fall in the next calendar month in which event such Interest Period shall end on the immediately preceding Business Day.

          Section 2.07. INTEREST. (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from and including the date of such Loan to but excluding the date such Loan is paid at the following rates per annum: (i) for a Variable Rate Loan, at a rate per annum equal to the Variable Rate plus any Margin, and (ii) for a Eurocurrency Loan, at a fixed rate equal to the Eurocurrency Rate plus the Margin. If the principal amount of any Loan and any other amount payable by the Borrower hereunder or under a Note shall not be paid when due (at stated maturity, by acceleration or otherwise), interest shall accrue at the Default Rate on such amount to the full extent permitted by law from and including such due date to but excluding the date such amount is paid in full.

          (b) The interest rate on each Eurocurrency Loan denominated in Pounds Sterling shall be calculated on the basis of a year of 365 or 366 days, as the case may be, for the actual number of days elapsed. The interest rate on each Eurocurrency Loan other than a Eurocurrency Loan denominated in Pounds Sterling and on each Variable Rate Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall notify the Borrower and the Banks thereof.

          (c) Accrued interest shall be due and payable upon any payment of principal and on the last day of the Interest Period with respect thereto, in the case of an Interest Period greater than three (3) months at three month intervals after the first day of such Interest Period; provided that interest accruing at the Default Rate shall be due and payable from time to time on demand of the Agent.

          Section 2.08. CERTAIN NOTICES. Notices by the Borrower to the Agent of each borrowing pursuant to Section 2.04, each prepayment pursuant to Section
2.05 and each reduction or
termination of the Commitments pursuant to Section 2.09(b) shall be irrevocable and shall be effective only if received by the Agent (a) in the case of borrowings and prepayments before 10:00 a.m. New York time on the day of borrowing or prepayment for Variable Rate Loans, (b) before 12:00 noon New York time three (3) Business Days prior to the date of borrowing or required prepayment for Eurocurrency Loans in Dollars, (c) before 12:00 noon New York time four (4) Business Days prior to the date of borrowing or required prepayment for Eurocurrency Loans in an Alternative Currency; and (d) in the case of reductions or terminations of the Commitment, three (3) Business Days prior thereto. Each such notice shall specify the Loans to be borrowed or prepaid, (subject to Section 2.10) the amount in Dollars (or in the case of Loans in Alternative Currencies, the Dollar Equivalent), the type of the Loans to be borrowed or prepaid and the date of borrowing or prepayment (which shall be a Business Day), and in the case of Eurocurrency Loans, the Currency or Currencies in which such Loan are to be denominated and, if required by the Agent, the account of the Borrower maintained with a commercial bank in the country in whose Currency such Eurocurrency Loans are denominated. Each such notice of reduction or termination shall specify the amount of the Commitment to be reduced or terminated. The Agent shall promptly notify the Banks of the contents of each such notice.

          Section 2.09. CHANGES IN COMMITMENT. (a) The aggregate amount of each Bank's Commitment shall automatically terminate at the open of business on the Termination Date.

          (b) The Borrower shall have the right to reduce or terminate the amount of unused Commitments at any time or from time to time, provided that (i) the Borrower shall give notice of each reduction or termination to the Agent as provided in Section 2.08; and (ii) each partial reduction shall be in an aggregate amount of at least Two Million Five Hundred Thousand Dollars ($2,500,000).

          (c)  The Commitment once reduced or terminated may not be reinstated.

          Section 2.10. MINIMUM AMOUNTS. Except for borrowings which exhaust the full remaining amount of the Commitment, and prepayments (in the case of Variable Rate Loans) which result in the prepayment of all Loans, each borrowing and prepayment of principal shall be in an amount of at least equal to One Million Dollars ($1,000,000) and shall be in incremental multiples of Five Hundred Thousand Dollars ($500,000).

          Section 2.11. FEES. (a) The Borrower shall pay to the Agent for the account of each Bank a commitment fee on the daily average unused Commitment of such Bank for the period from and including the date hereof to the earlier of the date the Commitments are terminated or the Termination Date at a rate per annum equal to fifty (50) Basis Points if the ratio of Total Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization is less than 3.0 to 1.0, and sixty-five (65) Basis Points if the ratio of Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization is equal to or greater than 3.0 to 1.0. The accrued commitment fee shall be due and payable in arrears upon any reduction or termination of the Commitments and on each Quarterly Due Date commencing on the first such date after the Effective Date, and shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Computation shall be made on each Adjustment Date based upon Borrower's financial statements for the immediately preceding four (4) fiscal quarters for income statement items and the most recent fiscal quarter for balance sheet items. For purposes of determining the unused portion of the Commitment, the Dollar Equivalent of each Loan made in an Alternative Currency as determined on the date of the making of such Loan shall be the amount of the Commitment used in connection with such Loan, and no further adjustment shall be made with respect to the unused portion of the Commitment based on fluxuations thereafter in the value of the Alternative Currency of such Loan.

          (b) The Borrower shall pay to the Agent on the Effective Date for the account of each Bank a facility fee equal to twenty (20) Basis Points of the Commitment.

          (c) The Borrower shall pay directly to the Agent for its own account the fees, in the amounts and at the times set forth in the Fee Letter between the Borrower and the Agent dated August 26, 2002.

          Section 2.12. PAYMENTS GENERALLY. Except to the extent otherwise provided herein, all payments of principal of and interest on Loans made in Dollars, and other amounts (other than the principal of and interest on Loans made in an Alternative Currency) payable by the Borrower under this Agreement and the Note shall be made in Dollars, and all payments of principal and interest on Loans made in an Alternative Currency shall be made in such Alternative Currency in immediately available funds not later than 1:00 p.m. New York time (in the case of Loans denominated in Dollars) or 11:00 a.m. local time in the location of the Agent's Account (in the case of Loans denominated in an Alternative Currency) on the date on which such payments shall become due (each such payment made after such time on such date to be deemed to have been made on the next succeeding Business Day); provided that, when a new Loan is to be made by each Bank on the date the Borrower is to repay any principal of an outstanding Loan in the same Currency, such Bank shall apply the proceeds thereof to the payment of the principal to be repaid and only an amount equal to the difference between the principal to be borrowed and the principal to be repaid shall be made available by the Bank to the Borrower as provided in
Section 2.04 or paid by the Borrower to such Bank pursuant to this Section 2.12, as the case may be. The Agent, or any Bank for whose account such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with the Agent or such Bank, as the case may be, and any Bank so doing shall promptly notify the Agent. The Borrower shall, at the time of making each payment under this Agreement or the Note, specify to the Agent the principal or other amount payable by the Borrower under this Agreement or the Notes to which such payment is to be applied and in the event that it fails to so specify, or if a Default or Event of Default has occurred and is continuing, the Agent may apply such payment as it may elect in its sole and absolute discretion (subject to Section 10.16). If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. Each payment received by the Agent hereunder or under the Notes for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Lending Office.

          Section 2.13. ALTERNATIVE CURRENCIES. (a) For purposes of the provision of this Agreement the equivalent in any Alternative Currency of Dollars shall be determined by using the quoted spot rate at which the Principal Office of the Reference Bank in London, England offers to exchange such Alternate Currency for Dollars in London at 11:00 a.m. prevailing London time three (3) Business Days prior to the date on which such equivalent is to be determined.

          (b) The determination of each spot rate of exchange pursuant to this Agreement shall be conclusive in the absence of manifest error.

          Section 2.14. JUDGMENT CURRENCY. The Currency in which each Loan is made hereunder is denominated and the place of payment designated therefore is of the essence. The payment obligation of the Borrower hereunder in any designated Currency and designated place of payment shall not be discharged by an amount paid in another Currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to the Currency in which such Loan is denominated and transferred to the designated place of payment under normal banking procedures does not yield the amount owing hereunder at the designated place of payment. In the event that any payment by the Borrower whether pursuant to a judgment or otherwise, upon such conversion and transfer does not result in payment of such amount in the Currency in which the Loan is denominated at the designated place of payment, the Bank shall be entitled to demand immediate payment of, and shall have a separate cause of action against the Borrower for, the additional amount necessary to yield the amount of such Currency owing hereunder.

                  ARTICLE 3. YIELD PROTECTION; ILLEGALITY; ETC.

          Section 3.01. ADDITIONAL COSTS. (a) The Borrower shall pay directly to each Bank from time to time on demand such amounts as such Bank may reasonably determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining any Eurocurrency Loans under this Agreement or its Note or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change, or any Reserve Requirement for any such Loans which: (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on the overall net income of such Bank or of its Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "LIBO Rate" in Section 1.01); or (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities). Each Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 3.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The amount payable to any such Bank shall be computed from the date of the occurrence giving rise to Additional Cost, or the date that is 120 days prior to the date of demand by such Bank, whichever is later. If any Bank requests compensation from the Borrower under this section 3.01(a), or under section 3.01(c), the Borrower may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to maintain Loans of the type with respect to which such compensation is requested (in which case the provisions of section 3.04 shall be applicable).

          (b) Without limiting the effect of the foregoing provisions of this
Section 3.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurocurrency Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurocurrency Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 3.04 shall be applicable).

          (c) Without limiting the effect of the foregoing provisions of this
Section 3.01 (but without duplication), the Borrower shall pay directly to each Bank from time to time on request such amounts as such Bank may reasonably determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance of capital by it or any of its Affiliates pursuant to any future law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law and whether in effect on the date of this Agreement or thereafter) of any court or governmental or monetary authority in respect of its Loan hereunder or its obligation to make its Loan hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Bank to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Borrower if it is entitled to compensation pursuant to this Section 3.01(c) as promptly as practicable after it determines to request such compensation. The amount payable to any Bank shall be computed from the date of the occurrence entitling such Bank to compensation, or the date that is one hundred twenty
(120) days prior to the date of demand by such Bank, whichever is later.

          (d) Determinations and allocations by a Bank for purposes of this
Section 3.01 of the effect of any Regulatory Change pursuant to subsections (a) or (b), or of the effect of capital maintained pursuant to subsection (c), on its costs of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by, or the rate of return to, it in respect of Loans or such obligation, and of the additional amounts required to compensate such Bank under this Section 3.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

          Section 3.02. LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if:

          (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any type of Eurocurrency Loans as provided in this Agreement; or

          (b) the Required Banks determine (which determination shall be conclusive) and notify the Agent and the Borrower (which notice shall include each Bank's respective calculation of cost) that the relevant rates of interest referred to in the definition of "LIBO Rate" in Section 1.01 upon the basis of which the rate of interest for any type of Eurocurrency Loans is to be determined do not adequately cover the cost to the Banks of making or maintaining such Loans;

then the Agent shall give the Borrower and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make or maintain a Loan of such type.

          Section 3.03. ILLEGALITY. Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Bank or its Lending Office to honor its obligation to make or maintain a Eurocurrency Loan hereunder, then such Bank shall promptly notify the Borrower thereof (with a copy to the Agent) and such Bank's obligation to make or maintain a Eurocurrency Loan hereunder shall be suspended until such time as such Bank may again make and maintain such affected Loan (in which case the provisions of Section 3.04 shall be applicable).

          Section 3.04. CERTAIN VARIABLE RATE LOANS PURSUANT TO SECTIONS 3.01 AND 3.03. If the obligations of any Bank to make a Loan of a particular type (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") shall be suspended pursuant to Section 3.01 or 3.03, a Loan which would otherwise be maintained by such Bank as a Loan of the Affected Type shall be made instead as Variable Rate Loan and, if an event referred to in Section 3.01(b) or 3.03 has occurred and such Bank so requests by notice to the Borrower (with a copy to the Agent), the Affected Loan of such Bank then outstanding shall be automatically converted into Variable Rate Loan on the date specified by such Bank in such notice.

          Section 3.05. COMPENSATION. The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank reasonably determines is attributable to (a) any payment to such Bank of a Eurocurrency Loan made by such Bank on a date other than the last day of an Interest Period for such Loan (whether by reason of acceleration or otherwise); or (b) any failure by the Borrower (for whatever reason) to borrow a Eurocurrency Loan to be made by a Bank on the date specified therefore in the relevant notice given under Section 2.04 or on the day specified therefore in such notice.

          Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of: (i) the amount of interest which otherwise would have accrued on the principal amount so paid or not borrowed for the period from and including the date of such payment or failure to borrow to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, to but excluding the last day of the Interest Period for such Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such Loan provided for herein; over (ii) the amount of interest (as reasonably determined by such Bank) such Bank would have bid in the London interbank market for deposits in the relevant Currency for amounts comparable to such principal amount and maturities comparable to such period.

          Section 3.06. SURVIVAL. The obligations of the Borrower under this
Article 3 shall survive the repayment of the Loans and the termination of the Commitment.

                        ARTICLE 4. CONDITIONS PRECEDENT.

          Section 4.01. DOCUMENTARY CONDITIONS PRECEDENT. The obligations of the Banks to make the Loans constituting the borrowing hereunder are subject to the condition precedent that the Agent shall have received on or before the date of such Loans each of the following, in form and substance satisfactory to the Agent and its counsel:

          (a) the Notes duly executed by the Borrower;

          (b) the Security Documents duly executed by the parties thereto;

          (c) the Authorization Letter duly executed by the Borrower;

          (d) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, attesting to all corporate action taken by the Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

          (e) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to sign the Facility Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement;

          (f) a certificate of a duly authorized officer of the Borrower, dated the Closing Date, stating that the representations and warranties in Article 5 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

          (g) a favorable opinion of counsel for the Borrower, dated the Closing Date, in substantially the form of EXHIBIT C and as to such other matters as the Agent or any Bank may reasonably request;

          (h) a recently dated certificate of the Secretary of State of the State of Borrower's formation as to its good standing.

          Section 4.02. ADDITIONAL CONDITIONS PRECEDENT. The obligations of the Banks to make the Loans shall be subject to the further conditions precedent that on the date of such Loan:

          (a) the following statements shall be true: (i) the representations and warranties contained in Article 5 are true and correct on and as of the Effective Date as though made on and as of such date; and (ii) no Default or Event of Default has occurred and is continuing, or would result from such Loan; and

          (b) the Agent shall have received such approvals, opinions or documents as the Agent or any Bank may reasonably request.

          Section 4.03. DEEMED REPRESENTATIONS. Each notice of a Loan and acceptance by the Borrower of the proceeds thereof shall constitute a representation of warranty that the statements contained in Section 4.02(a) hereof are true and correct both on the date of such notice and, unless the Borrower otherwise notifies the Agent prior to such Borrowing, as of the date of such Loan.

                   ARTICLE 5. REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants that:

          Section 5.01. INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. The Borrower and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, has all power and authority to carry on its business as now being conducted and to own its properties and is duly licensed or qualified and in good standing or a foreign corporation in each other jurisdiction in which its properties are located or in which failure to qualify would materially and adversely affect the conduct of its business or the enforceability of contractual rights of the Borrower.

          Section 5.02. CORPORATE POWER AND AUTHORITY: NO CONFLICTS. The execution, delivery and performance by the Borrower of the Facility Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (a) the Borrower's charter or by-laws,or (b) any law or any contractual restriction or provision binding on or affecting the Borrower.

          Section 5.03. GOVERNMENTAL APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Facility Documents to which the Borrower is a party.

          Section 5.04. LEGALLY ENFORCEABLE AGREEMENTS. Each Facility Document to which Borrower is a party is, or when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

          Section 5.05. FINANCIAL STATEMENTS. The balance sheets of the Borrower and its Subsidiaries as at December 31, 2001, and the related statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and the unaudited balance sheets of the Borrower and its Subsidiaries as at June 30, 2002 and the related statements of income and retained earnings, copies of which have been furnished to each Bank, fairly present the financial condition of the Borrower and its Subsidiaries at such date and the results of the operations of the Borrower and its subsidiaries for the period ended on such date, all in accordance with GAAP, and since June 30, 2002, there has been no material adverse change in such condition or operations.

          Section 5.06. LITIGATION. There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any Subsidiary.

          Section 5.07. MARGIN STOCK. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

          Section 5.08. USE OF LOAN PROCEEDS. No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purpose, or (b) for any purpose which violates or is inconsistent with the provisions of the Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

          Section 5.09. TAX RETURNS. Each of the Borrower and its Subsidiaries has filed (or has obtained extensions of the time by which it is required to file) all United States federal income tax returns and all other material tax returns required to be filed by it and has paid all taxes shown due on the returns so filed as well as all other taxes, assessments and governmental charges which have become due, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

          Section 5.10. ERISA. Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan subject to the provisions thereof and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

          Section 5.11. SUBSIDIARIES. The Borrower has no Subsidiaries other than those set forth on SCHEDULE I attached hereto as amended from time to time.

          Section 5.12. OWNERSHIP AND LIENS. Each of the Borrower and its Subsidiaries has good and marketable title to its material properties and assets reflected on the balance sheet referred to in Section 5.05 hereof, except for such properties and assets of a nonmaterial nature as have been disposed of since the date of such balance sheet as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of mortgages, pledges, liens, charges and other encumbrances, except (a) mortgages encumbering real property located in (i) Switzerland in the approximate principal amount of Sfr. 15,100,000 and (ii) the United Kingdom in the approximate principal amount of L 1,080,000, (b) encumbrances that do not materially interfere with the use or operation of such property or assets, and (c) as required or permitted by the provisions hereof or as disclosed in the balance sheet referred to in Section
5.05 hereof.

          Section 5.13. HAZARDOUS MATERIALS. Except as set forth in SCHEDULE II hereof, and qualified in each instance whereby a breach of this representation set forth in this Section 5.13 would materially and adversely affect the business, operations, assets or financial condition of the Borrower, the Borrower is in compliance in all material respects with all Environmental Laws governing Hazardous Materials and the Borrower has not used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that, to the best of the Borrower's knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from, or affecting such property in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; without limiting the foregoing, the Borrower shall not cause or permit any property owned or occupied by it to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, state and local laws or regulations, nor shall the Borrower cause or permit, as a result of any intentional or unintentional act or omission on its part or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower or onto any other property; the Borrower shall comply with and ensure compliance by all tenants and subtenants with all applicable Environmental Laws, whenever and by whomever triggered, and shall obtain and comply with any and all approvals, registrations or permits required thereunder.

       Section 5.14. NO DEFAULT ON OTHER AGREEMENTS. Neither the Borrower or any of its Subsidiaries is in default in any manner which would materially and adversely affect the business, properties or assets, operations or condition (financial or otherwise) of the Borrower in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

       Section 5.15. PARTNERSHIPS. Neither the Borrower nor any of its Subsidiaries is a partner in any partnership.

       Section 5.16. NO FORFEITURE. Neither the Borrower nor any of its Subsidiaries or to the knowledge of Borrower Affiliates, is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding and no Forfeiture Proceeding against any of them is pending or threatened, which would individually or in the aggregate materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries.

       Section 5.17. SOLVENCY. (a) The present fair saleable value of the assets of the Borrower after giving effect to all the transactions contemplated by the Facility Documents and the funding of all Commitments hereunder exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Subsidiaries as they mature.

       (b) The property of the Borrower does not constitute unreasonably small capital for the Borrower to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Borrower.

       (c) The Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower, and of amounts to be payable on or in respect of debt of the Borrower). The cash available to the Borrower after taking into account all other anticipated uses of the cash of the Borrower, is anticipated to be sufficient to pay all such amounts on or in respect of debt of the Borrower when such amounts are required to be paid.

       (d) The Borrower does not believe that final judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, the Borrower will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to the Borrower after taking into account all other anticipated uses of the cash of the Borrower (including the payments on or in respect of debt referred to in paragraph (c) of this Section 5.17), is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms.

       Section 5.18. OPERATION OF BUSINESS. The Borrower and its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither the Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing.

       Section 5.19. NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. The Borrower and its Subsidiaries has satisfied all judgments and neither the Borrower nor any of its Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

       Section 5.20. NO DEFAULTS ON OTHER AGREEMENTS. Neither the Borrower nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of the Borrower or any of its Subsidiaries, or the ability of the Borrower to carry out its obligations under this Agreement or any of the Notes. Neither the Borrower nor any of its Subsidiaries is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to a business to which it is a party.

       Section 5.21. LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God, or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of the Borrower or such Subsidiary.

       Section 5.22. GOVERNMENTAL REGULATION. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation limiting its ability to incur indebtedness for borrowed money as contemplated hereby.

                        ARTICLE 6. AFFIRMATIVE COVENANTS.

       The Borrower agrees with the Agent and each Bank that so long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement, unless the Required Banks shall otherwise consent in writing:

       Section 6.01. COMPLIANCE WITH LAWS, CORPORATE EXISTENCE. The Borrower shall (a) Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, the breach of which would materially and adversely affect the business, operations, prospects or assets or the financial condition or otherwise of the Borrower. Such compliance shall include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or on its income or profits or upon its property except to the extent (i) such payment is being contested in good faith and by proper proceedings, and (ii) adequate reserves are being maintained with respect thereto; and (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, franchises, trade names and preserve all of its property used or useful in the conduct of its business and keep same in good repair and working condition except for property it deems no longer useful.

       Section 6.02. REPORTING REQUIREMENTS. The Borrower shall furnish directly to each of the Banks:

       (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and statements of income and retained earnings and changes in financial position of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, with a certification by the chief financial officer of the Borrower that such financial statements fairly present the financial condition and results of operations of the Borrower in accordance with GAAP, at the dates and for the periods set forth therein;

       (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, containing consolidated and consolidating financial statements for such year certified in a manner acceptable to the Required Banks by Ernst & Young LLP or other independent public accountants acceptable to the Required Banks;

       (c) with the statements submitted under subsections (a) and (b) above, a certificate signed by the chief financial officer of the Borrower or the certified public accountants, as the case may be, stating (i) the requirements of Section 4.02 hereof and (ii) the calculation of all financial covenants and ratios required under Article 8 hereof;

       (d) promptly upon receipt thereof, copies of any reports submitted to the Borrower or any of its Subsidiaries by the independent certified public accountant in connection with the examination of the financial statements of the Borrower or any such Subsidiary made by such accountants;

       (e) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the

Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

       (f) promptly after the filing or receiving thereof, if and when the Borrower or any member of the Controlled Group (as defined below) (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan (as defined below) under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, promptly followed by a copy of such notice to the Bank; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, promptly followed by a copy of such notice to the Bank.

       As used in this Subsection 6.02(f), "Controlled Group" means all members of a control group of corporations and all trades or businesses (whether or not incorporated) under common control, which together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code of 1954, and "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or is subject to the minimum funding standards under
Section 412 of the Code and is either (x) maintained by the Borrower or any member of the Controlled Group for employs of the Borrower or any member of the Controlled Group, or (xx) maintained pursuant to a collective bargaining agreement or similar arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions;

       (g) prior to the end of each Fiscal Year of the Borrower, a budget (in format satisfactory to the Banks) for the succeeding Fiscal Year of the Borrower, plus from time to time any revisions or modifications to such budget within 15 days of the adoption of such revision or modification; and

       (h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Bank through the Agent may from time to time reasonably request.

       Section 6.03. NOTICE OF PROCEEDINGS. The Borrower shall promptly give notice in writing to the Agent and each of the Banks of all litigation, arbitral proceedings, regulatory proceedings and Forfeiture Proceedings affecting the Borrower or any Subsidiary, except litigation or proceedings which, if adversely determined, could not materially and adversely affect the consolidated financial condition or the business taken as a whole of the Borrower and its Subsidiaries.

       Section 6.04. INSURANCE. The Borrower shall, and shall cause each Subsidiary to, maintain insurance with insurance companies or associations rated "A-" or better by A.M. Best & Company or a comparable rating agency in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Borrower and its Subsidiaries operate.

       Section 6.05. ENVIRONMENTAL LAWS. The Borrower shall comply in all material respects with all Environmental Laws and provide to the Agent all documentation in connection with such compliance that the Agent may reasonably request.

       Section 6.06. ACCESS TO PREMISES AND RECORDS. The Borrower shall at any reasonable time and from time to time, but only to the extent relevant to the loan transaction hereunder and the Borrower's ability to perform under this Agreement, upon reasonable notice and during normal business hours, permit the Agent and each of the Banks, or any agent or representative thereof to examine the records and books of account and visit the properties of the Borrower or its subsidiaries and to discuss the affairs, finances and accounts of the Borrower and any Consolidated Subsidiary with any of the Borrower's officers and directors.

       Section 6.07. NOTICE OF DEFAULT. The Borrower shall in the event any financial officer of the Borrower knows of any default or event of default under any material agreement to which the Borrower is a party or any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both, would constitute an Event of Default, promptly and in any event within ten (10) days after the occurrence of each Event of Default, furnish to the Agent a written statement as to such occurrence specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

       Section 6.08. SUBSIDIARIES. The Borrower shall within ten (10) days of the creation or acquisition of any new Domestic Subsidiary having assets with a book value of One Million Dollars ($1,000,000) or more, or any Foreign Subsidiary having assets with a book value of Two Million Dollars ($2,000,000) or more, or the acquisition of assets by or the transfer of assets to any existing Domestic Subsidiary which after such transfer will have assets with a book value of One Million Dollars ($1,000,000) or more, or any existing Foreign Subsidiary which after such transfer will have assets with a book value of Two Million Dollars ($2,000,000) or more, deliver or cause to be delivered to the Agent a guaranty from such Subsidiary in form and substance acceptable to the Agent and a security agreement in substantially the same form as the Security Agreement by such Subsidiary, provided, however, nothing contained in this
Section 6.08 shall be deemed to be consent by the Agent or any Bank of such creation, acquisition or transfer.

       Section 6.09. MATERIAL ADVERSE CHANGES. The Borrower shall promptly notify the Agent and the Banks of any litigation matter, investigation, audit, business development or change in financial condition, which has resulted in, or which the Borrower or its Subsidiaries reasonably believes will result in an Event of Default.

       Section 6.10. REPORTS TO OTHER CREDITORS. The Borrower shall promptly after the furnishing thereof, deliver to the Agent copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent or the Banks pursuant to any clause of this Article 6.

       Section 6.11. GENERAL INFORMATION. The Borrower shall provide the Agent such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent may from time to time reasonably request.

                         ARTICLE 7. NEGATIVE COVENANTS.

       So long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement, the Borrower shall not without the written consent of the Banks:

       Section 7.01. LIENS, ETC. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person or entity, other than:

       (a) Liens securing the Loans hereunder and the obligations under the Term Loan Agreement;

       (b) Liens securing the payment of taxes, assessments or governmental charges or levies or the demands of suppliers, mechanics, carriers, warehousers, landlords and other like Persons, provided that (i) they do not in the aggregate materially reduce the value of any properties subject to the Liens or materially interfere with their use in the ordinary conduct of the owning business, and
(ii) all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings;

       (c) Liens incurred or deposits made in the ordinary course of business
(i) in connection with worker's compensation, unemployment insurance, social security and other like laws, or (ii) to secure the performance of letters of credit, bids, tenders, sales contract, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

       (d) attachment, judgment and other similar Liens arising in connection with court proceedings provided that (i) execution and other enforcement are effectively stayed, and (ii) all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings;

       (e) Liens on property of a Subsidiary provided that they secure only obligations owing to the Borrower or another Subsidiary;

       (f) Liens related to lease obligations, and within the limitations, described in Section 7.02;

       (g) Liens against Customer Notes, which are created in connection with the sale, pledge or discounting of such customer notes, provided that immediately after giving effect thereto the Borrower's aggregate liabilities on account of such Debt secured by such Liens does not exceed $6,000,000; and

       (h) Liens against property leased pursuant to Capital Leases and Synthetic Lease Obligations, provided that the aggregate amount of Debt secured by such Liens does not exceed $3,000,000.

       (i) Liens not exceeding $500,000 in the aggregate against property other than inventory and receivables and Liens against receivables of HTT Hauser Tripet Tschudin AG and L. Kellenberger & Co. AG.

       (j) Liens securing certain credit facilities made available by JPMorgan Chase Bank to the Borrower for foreign exchange, letters of credit and Interest Rate Protection Agreements.

       For the purposes of this Agreement, the term "Lien" shall mean any interest in property securing any Debt or obligation owed to, or a claim by, a Person other than the owner of the property, whether the interest is based on common law, statute or contract (including the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes). The term "Lien" shall not include minor reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions and other minor title exceptions affecting property, provided that they do not constitute security for a monetary obligation. For the purposes of this Agreement, the Borrower or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capital Lease and Synthetic Lease Obligations or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall be deemed to be a Lien. In connection with any sale, pledge or discounting of Borrower's or its Subsidiaries' Customer Notes, a "Lien" or "Liens" shall be deemed to exist to the extent of (i) the amount of any sums withheld from the Borrower or any Subsidiary in any such transaction, plus (ii) the amount of any obligation of the Borrower or any Subsidiary resulting from the non-payment of any Customer Notes involved in any such transaction.

       Section 7.02. LEASE OBLIGATIONS. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any obligations for the payment of rental for any property under leases or agreements to lease, other than Capital Leases and Synthetic Lease Obligations, which would cause the liabilities of the Borrower and its Subsidiaries, on a consolidated basis, in respect of all such obligations to exceed $5,000,000 payable in any period of 12 months.

       Section 7.03. PROHIBITED TRANSACTIONS. Use the proceeds of any Loan to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of

1934 or use the proceeds of any Loan to otherwise acquire any public company other than on a friendly basis.

       Section 7.04. MARGIN STOCK. Use the proceeds of any Loan to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

       Section 7.05. CONSOLIDATIONS, MERGERS, ACQUISITIONS AND SALES OF ASSETS. Consolidate or merge with or into, or sell, lease or otherwise dispose of any of its assets to any Person, or acquire all or any substantial portion of the properties, assets or shares of stock of any other entity or permit any Subsidiary to do any of the above, except that:

       (a) any Subsidiary may consolidate or merge with the Borrower or any wholly-owned Subsidiary of the Borrower;

       (b) the Borrower or any Subsidiary may sell, lease or otherwise dispose of any of its inventory in the ordinary course of business and any of its assets which are obsolete, excess or unserviceable;

       (c) the Borrower or any Subsidiary may sell, pledge or discount Customer Notes in accordance with the terms of the Pledge Agreement;

       (d) the Borrower or any Subsidiary may sell, lease or otherwise dispose of any of its assets (other than as permitted by clauses (a) to (c) inclusive), PROVIDED that the aggregate net book value of all assets of the Borrower and its Subsidiaries sold, leased or otherwise disposed of during any Fiscal Year of the Borrower pursuant to this clause (d) shall not exceed 5% of the Consolidated Tangible Net Worth of the Borrower and its Subsidiaries at the end of the preceding Fiscal Year.

       All sales, leases or other disposition of assets pursuant to clauses (b),
(c) or (d) shall be not less than at fair market value.

       Section 7.06. AFFILIATE TRANSACTIONS. Enter into or permit any Subsidiary to enter into any transaction (including the purchase, sale or exchange of Property or the rendering of any service) with any Affiliate except upon fair and reasonable terms which are at least as favorable to the Borrower or the Subsidiary as would be obtained in a comparable arms-length transaction with a non-Affiliate.

       Section 7.07. LOANS AND ADVANCES. Make or permit to exist any loans or advances to any Person, except that loans or advances incurred in the normal course of business (including employee advances and Customer Notes not exceeding $20,000,000 in the aggregate at any one time outstanding) are permitted.

       Section 7.08. GUARANTIES. Become or permit any Subsidiary to become liable for or permit any of its Property to become subject to any guaranty except guaranties given in connection with the sale, pledge or discounting of customer notes, provided that immediately after giving effect thereto the Borrower's aggregate liability under such guaranties does not exceed $6,000,000. Each Guaranty permitted by this
Section 7.08 must comply with the requirements of Section 8.01 (if and to the extent it is included among Consolidated Current Liabilities) and with the requirements of Section 8.03 (if and to the extent it is included in Funded
Debt).

       Section 7.09. NO ACTIVITIES LEADING TO FORFEITURE. Neither the Borrower nor any of its Subsidiaries or to the Borrower's knowledge Affiliates, is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries.

                         ARTICLE 8. FINANCIAL COVENANTS.

       So long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement:

       Section 8.01. WORKING CAPITAL. The Borrower shall maintain at all times an excess of Consolidated Current Assets over Consolidated Current Liabilities of not less than $85,000,000.

       Section 8.02. NET WORTH. The Borrower shall maintain a Consolidated Tangible Net Worth of not less than $130,000,000, at all times through December 31, 2002 and, which sum shall increase by $1,000,000 as of the end of each Fiscal Year thereafter.

       Section 8.03. FUNDED DEBT. The Borrower shall maintain a ratio of Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization as measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months of not greater than (i) 3.75 to 1 for the fiscal quarters ending December 31, 2002 and March 31, 2003; (ii) 3.5 to 1 for the fiscal quarter ending June 30, 2003; (iii) 3.25 to 1 for the fiscal quarter ending September 30, 2003; (iv) 3.0 to 1 for the fiscal quarters ending December 31, 2003 and March 31, 2004; and (v) 2.5 to 1 for each fiscal quarter thereafter.

       Section 8.04. EARNINGS. The Borrower shall maintain a ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to interest of not less than 3.25 to 1, measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months through June 30, 2003 and 3.75 to 1 as of the last day of each fiscal quarter thereafter.

       Section 8.05. FIXED CHARGE RATIO. The Borrower shall maintain a Fixed Charge Ratio as of the last day of each Fiscal Quarter for the immediately preceding twelve (12) months of not less than 1.1 to 1.

       Section 8.06. CUSTOMER NOTES. The amount of Customer Notes outstanding at any one time shall not exceed $20,000,000 in the aggregate.

                          ARTICLE 9. EVENTS OF DEFAULT.

       Section 9.01. EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default":

       (a) The Borrower shall fail to pay when due any installment of principal of, or interest on, any Loan or any amount of a fee or any other amount payable under this Agreement, as and when due and payable; or

       (b) Any representation or warranty made by the Borrower herein or in any other Facility Document, or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

       (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Agent or any Bank; or

       (d) The Borrower or any of its Subsidiaries shall fail to pay any Debt (but excluding Debt evidenced by the Notes) of the Borrower or such Subsidiary as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

       (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

       (f) Any judgment or order for the payment of money in excess of $2,500,000 shall be rendered against the Borrower or any of its Subsidiaries, and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

       (g) Any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $250,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Benefit Liabilities in such amount or amounts which would at such time create a liability in excess of liabilities of such Plan or Plans recognized prior thereto on the Borrower's financial statements and which liability would cause a violation of any of the covenants under Article 7 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by any member of the Controlled Group, any plan administrator any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any member of the Controlled Group to enforce Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

       (h) Any Forfeiture Proceeding shall have been commenced or the Borrower shall have given any Bank written notice of the commencement of any Forfeiture Proceeding, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries, or any Bank has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its subsidiaries; or

       (i) A Change in Control shall occur.

       Section 9.02. REMEDIES. If any Event of Default shall occur and be continuing, the Agent shall, upon request of the Required Banks, by notice to the Borrower, (a) declare the Commitments to be terminated, whereupon the same shall forthwith terminate, and (b) declare the outstanding principal of the Notes, all interest thereon and all other amounts payable under this Agreement and the Notes to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that, in the case of an Event of Default referred to in Section 9.01(e) or Section 9.01(h) above, the Commitments shall be immediately terminated, and the Notes, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without notice, presentment, demand protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

           ARTICLE 10. THE AGENT; RELATIONS AMONG BANKS AND BORROWER.

       Section 10.01. APPOINTMENT, POWERS AND IMMUNITIES OF AGENT. Each Bank hereby irrevocably (but subject to removal by the Required Banks pursuant to Section 10.09) appoints and authorizes the Agent to act as its agent hereunder and under any other Facility Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Facility Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Facility Document, and shall not by reason of this Agreement be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrower or any officer or official of the Borrower or any other Person contained in this Agreement or any other Facility Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Facility Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any collateral security for the Loans or for any failure by the Borrower to perform any of its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Facility Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. The Borrower shall pay any fee agreed to by the Borrower and the Agent with respect to the Agent's services hereunder.

       Section 10.02. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Bank as the holder of the Loan made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Bank shall have been furnished to the Agent together with the assignment fee referred to in Section 11.05(b), but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan.

       Section 10.03. DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on the Loans to the extent the same is required to be paid to the Agent for the account of the Banks) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default. In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 10.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

       Section 10.04. RIGHTS OF AGENT AS A BANK. With respect to its Commitment and the Loan made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, the Borrower (and any of its affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Although the Agent and its affiliates may in the course of such relationships and relationships with other Persons acquire information about the Borrower, its Affiliates and such other Persons, the Agent shall have no duty to disclose such information to the Banks except to the extent, if any, expressly required by this Agreement or any other Facility Documents.

       Section 10.05. INDEMNIFICATION OF AGENT. The Banks agree to indemnify the Agent (to the extent not reimbursed under Section 11.03 or under the applicable provisions of any other Facility Document, but without limiting the obligations of the Borrower under Section 11.03 or such provisions), ratably in accordance with the aggregate unpaid principal amount of the Loans made by the Banks (without giving effect to any participations, in all or any portion of such Loans, sold by them to any other Person) (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitment), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Facility Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 11.03 or under the applicable provisions of any other Facility Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

       Section 10.06. DOCUMENTS. The Agent will forward to each Bank, promptly after the Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Facility Document to be delivered to the Agent for such Bank.

       Section 10.07. NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Facility Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates. The Agent shall not be required to file this Agreement, any other Facility Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Facility Document or any document or instrument referred to herein or therein, to anyone.

       Section 10.08. FAILURE OF AGENT TO ACT. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 10.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

       Section 10.09. RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Required Banks; provided that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in New York, New York. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a successor Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor

Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

       Section 10.10. AMENDMENTS CONCERNING AGENCY FUNCTION. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Facility Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

       Section 10.11. LIABILITY OF AGENT. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrower to perform its obligations hereunder or under any other Facility Document. This Section 10.11 shall not be construed to limit the Agent's liability or responsibility where the Agent is acting as a Bank under this Agreement.

       Section 10.12. TRANSFER OF AGENCY FUNCTION. Without the consent of the Borrower or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located, provided that the Agent shall promptly notify the Borrower and the Banks thereof.

       Section 10.13. NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Bank or the Borrower (either one as appropriate being the "Payor") prior to the date on which such Bank is to make payment hereunder to the Agent of the proceeds of a Loan or the Borrower is to make payment to the Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment (and, if such recipient is the Borrower and the Payor Bank fails to pay the amount thereof to the Agent forthwith upon demand, the Borrower) shall, on demand, repay to the Agent the amount made available to it together with interest thereon for the period from the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the average daily Federal Funds Rate for such period.

       Section 10.14. WITHHOLDING TAXES. (a) Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any U.S. tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any U.S. tax imposed by any domestic jurisdiction or to enable the Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by the Borrower is treated for U.S. income tax purposes as derived in whole or in part from sources from within the U.S., such Bank will furnish to the Agent Form W-8BEN or Form W-8ECI of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or such Bank's Commitment until such Bank shall have furnished to the Agent the requested form, certification, statement or document.

       (b) The Borrower agrees to pay each Bank such additional amounts as are necessary in order that the net payment of any amount payable by Borrower to such Bank hereunder and under its Note, after deduction for or withholding in respect of any future tax, assessment or other charge or levy imposed by or on behalf of the government of the country of the Alternative Currency in which a Eurocurrency Loan is made (other than taxes imposed on the overall net income of the Bank or of its applicable Lending Office by this jurisdiction in which the Bank's principal office or Lending Office is located) ("Foreign Taxes") on or with respect to such payment, will not be less than the amount stated herein and in such Note to be payable. The amount payable to any Bank shall be computed from the date of the assessment of the Foreign Taxes, or the date that is one hundred twenty (120) days prior to the date of demand by the Bank, whichever is later. Without affecting Borrower's obligations under this Section 10.14(b), if the Borrower is required by applicable law or regulation to make any deduction or withholding of any Foreign Taxes with respect of any payment hereunder to any Bank, Borrower agrees to furnish such Bank (i) within forty-five (45) days of such payment the originals or certified copies of all governmental tax receipts in respect of such Foreign Taxes, and (ii) promptly at the request of such Bank, any other information, documents and receipts that such Bank may reasonably require to establish to its satisfaction the full and timely payment of such Foreign Taxes and to permit such Bank to claim such Foreign Taxes as a credit or deduction in the computation of income taxes imposed on such Bank.

       Section 10.15. SEVERAL OBLIGATIONS AND RIGHTS OF BANKS. The failure of any Bank to make the Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

       Section 10.16. PRO RATA TREATMENT OF LOANS, ETC. Except to the extent otherwise expressly provided in this Agreement (a) the borrowings in Dollars under Section 2.01 and reductions under Section 2.09(b) shall be made from the Banks pro rata according to the amounts of their respective Commitment; (b) the borrowings in Alternative Currencies under Section 2.01 and reductions under
Section 2.09(b) shall be made from the Banks pro rata according to the amounts of their respective Alternative Currency Sublimit; and (c) each prepayment and payment of principal of or interest on Loans of a particular type and a particular Interest Period shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks.

       Section 10.17. SHARING OF PAYMENTS AMONG BANKS. If a Bank shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including any payment obtained from or charged against any Third Party), it shall promptly purchase from the other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation (or direct interest). Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of the Borrower.

       Section 10.18. OTHER AGENTS; ADVISORS AND ARRANGERS. None of the Banks or other Persons identified on the facing page or signature pages of this Agreement as a "documentation agent", "exclusive advisor", "sole bookrunner" or "sole lead arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Banks, those applicable to all Banks as such. Without limiting the foregoing, none of the Banks or the Persons so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                           ARTICLE 11. MISCELLANEOUS.

       Section 11.01. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the

       Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks; PROVIDED that no amendment, modification or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments, (b) extend the date fixed for the payment of principal of or interest on any Loan or any fee payable hereunder, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee payable hereunder, (d) alter the terms of this Section 11.01, (e) amend the definition of the term "Required Banks" or (f) waive any of the documentary conditions precedent set forth in Section 4.01 hereof and PROVIDED, FURTHER, that any amendment of Article 10 hereof or any amendment which increases the obligations of the Agent hereunder shall require the consent of the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

       Section 11.02. USURY. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

       Section 11.03. EXPENSES AND INDEMNIFICATION. The Borrower shall reimburse the Agent and the Banks on demand for all costs, expenses, and charges (including, without limitation, fees and charges of external legal counsel for the Agent and each Bank and costs allocated by their respective internal legal departments) incurred by the Agent or the Banks in connection with the enforcement of this Agreement or the Notes by reason of any Event of Default or any event which, after the giving of notice or passage of time, or both, would constitute an Event of Default. The Borrower agrees to indemnify and hold harmless the Agent and each Bank from and against any and all claims, damages, liabilities and expenses (including, without limitation, fees and disbursements of counsel) (each an "Indemnified Liability") which may be incurred by or asserted against the Agent or such Bank in connection with or arising out of any threatened or actual litigation, or proceeding related to any acquisition or proposed acquisition by the Borrower, or by any Subsidiary, of all or any portion of the stock of substantially all the assets of any Person whether or not the Agent or such Bank is a party thereto. The Borrower agrees that any Indemnified Liability will be promptly paid to the Person to be indemnified upon the written demand of such Person.

       Section 11.04. SURVIVAL. The obligations of the Borrower under Sections 3.01, 3.05 and 11.03 shall survive the repayment of the Loans and the termination of the Commitments.

       Section 11.05. ASSIGNMENT; PARTICIPATIONS.

       (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Borrower, the Agent, the Banks and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder.

       (b) Each Bank may, with the consent of the Agent and the Borrower (which consent will not be unreasonably withheld or delayed) assign all or any part of its Commitments, its Note or Loans to another bank or other Person provided, however, that (i) no consent of the Borrower shall be required if an Event of Default under Section 9.01 hereof shall have occurred and is continuing; (ii) no such consent by the Borrower or the Agent shall be required in the case of any assignment to a Bank; and (iii) any such partial assignment shall be made in an amount of at least $5,000,000. Upon execution and delivery by the assignee to the Borrower and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment and Loan specified in such instrument, and upon consent thereto by the Borrower and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such Assignee) and the assigning Bank shall, to the extent of assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assignee shall pay the Agent an assignment fee of $3,500 and if the assignee shall not be a Bank, deliver to the Agent an Administrative Questionnaire.

       (c) A Bank may sell or agree to sell to one or more banks or other Persons a participation in all or any part of any Loans held by it, or in its Commitment, in which event each purchaser of a participation (a "Participant") shall not, except as otherwise provided in Section 10.17 hereof, have any rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant). All amounts payable by the Borrower to any Bank under Article 2 hereof in respect of Loans held by it and its Commitment, shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and Commitment, and as if such Bank were funding each of such Loan and Commitment in the same way that it is funding the portion of such Loan and Commitment in which no participations have been sold. The agreement executed by such Bank in favor of the Participant shall not give the Participant the right to require such Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of the Maturity Date, (ii) the extension of a payment date with respect to any fees payable hereunder or any portion of the principal of or interest on any amount outstanding hereunder allocated to such participant, (iii) the reduction of the principal amount outstanding hereunder, or (iv) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the Participant is entitled to receive under its agreement with such Bank.

       (d) In addition to the assignments and participations permitted under paragraphs (b) and (c) above, any Bank may assign and pledge all or any portion of its Loan and Note to (i) any affiliate of such Bank, or (ii) any Federal Reserve Bank as collateral security pursuant to Regulation A of the

Board of Governors of the Federal Reserve System and any operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

       (e) A Bank may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), provided that such Bank shall require any assignee or participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information.

       Section 11.06. NOTICES. All notices, requests and other communications provided for herein (including, and not by way of limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including and not by way of limitation by telecopy), or, with respect to notices given pursuant to Section 2.04 hereof, by telephone confirmed in writing by telecopier or other writing by the close of business on the day notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, (a) notices shall be given to the Agent by telephone, confirmed by telecopy or other writing by the close of business on the day notice is given, and (b) notices to the Banks and to the Borrower by telecopy, commercial overnight courier service, or ordinary mail, or addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (i) if given by mail, three (3) days after deposit in the mails with first class postage prepaid, addressed as aforesaid; and (ii) in all other cases when delivered or received. Provided, however, that notices to the Agent and the Banks shall be effective upon receipt.

       Section 11.07. SETOFF. The Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Borrower at any of such Bank's offices, in Dollars or in any other Currency, against any amount payable by the Borrower to such Bank under this Agreement or such Bank's Note which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. Payments by the Borrower hereunder shall be made without setoff or counterclaim.

       SECTION 11.08. JURISDICTION; IMMUNITIES. (a) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE BORROWER

IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS SPECIFIED IN SECTION 11.06. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

       (b) Nothing in this Section 11.08 shall affect the right of the Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions.

       (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Notes.

       Section 11.09. TABLE OF CONTENTS; HEADINGS. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

       Section 11.10. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

       Section 11.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

       Section 11.12. INTEGRATION. The Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

       SECTION 11.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

       Section 11.14. CONFIDENTIALITY. Each Bank and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable pre cautions to keep confidential, in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any of the Banks or the Agent, (c) to bank examiners, auditors or accountants, (d) in connection with any litigation to which any one or more of the Banks is a party, (e) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank a Confidentiality Agreement in substantially the form of EXHIBIT D hereto; or (f) to the extent such information becomes publicly available other than as a result of disclosure by a Bank; and provided further that in no event shall any Bank or the Agent be obligated or required to return any materials furnished by the Borrower.

       Section 11.15. TREATMENT OF CERTAIN INFORMATION. The Borrower (a) acknowledges that services may be offered or provided to it (in connection with this Agreement or otherwise) by each Bank or by one or more of their respective subsidiaries or affiliates and (b) acknowledges that any information delivered to each Bank or its subsidiaries or affiliates regarding the Borrower may be shared among such Bank and such subsidiaries and affiliates. This Section 11.15 shall survive the repayment of the Loans and the termination of the Commitments.

       Section 11.16. CURRENCY. This is an international loan transaction in which the specification of Dollars, or an Alternative Currency, as the case may be (the "Specified Currency"), any payment in the State of New York or the country of the Specified Currency, as the case may be (the "Specified Place"), is of the essence, and the Specified Currency shall be the Currency of account in all events relating to the Loans denominated in the Specified Currency. The payment obligations of the Borrower under this Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Specified Currency and transferred to the Specified Place of payment under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If for the purpose of obtaining a judgment in any court it is necessary to convert a sum due hereunder in the Specified Currency into another Currency (the "Second Currency"), the rate of exchange which shall be applied shall be that at which in accordance with the normal banking procedures the Agent could purchase Dollars with the Second Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of the Borrower in respect of any sum due from it to the Agent or any Bank hereunder (an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such

Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Second Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place, the Specified Currency with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand in Dollars, any difference between the sum originally due to such Entitled Person in Specified Currency in the amount of Specified Currency so purchase and transferred.

                            [Signature Pages Follow]
       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                 HARDINGE INC.


                                 By: /s/ J. PATRICK ERVIN
                                    --------------------------------------------
                                       J. Patrick Ervin, President and Chief
                                       Executive Officer


                                 Address for Notices:

                                 One Hardinge Drive
                                 Elmira, New York 14902
                                 Attention: Chief Financial Officer
                                 Telephone No.:  (607) 734-2281
                                 Telecopier No.: (607) 734-5517

55801.5

                                 AGENT:

                                 JPMORGAN CHASE BANK


                                 By: /s/ CHRISTINE M. MCLEOD
                                   ------------------------------------
                                   Christine M. McLeod, Vice President

                                 Address For Notices Under Section 2.08 With
                                 Respect Variable Rate and Eurocurrency
                                 Loans Denominated in Dollars:

                                 JPMorgan Chase Bank
                                 Loan and Agency Services Group
                                 One Chase Manhattan Plaza, 8th Floor
                                 New York, New York  10081
                                 Attention: Mo Lin Sum, Vice President
                                 Telephone No.: (212) 552-7312
                                 Telecopier No.: (212) 552-5650

                                 Address For Notices Under Section 2.08 for all Eurocurrency Loans Denominated in an Alternative Currency:

                                 J.P. Morgan Europe Limited
                                 125 London Wall
                                 London, England EC2Y 5AJ
                                 Attention:  Nicole Hall, Loans Agency Group
                                 Telephone No.: +44 207 777 2542
                                 Telecopier No.: +44 207 777 2360

                                 Address For All Other Notices:

                                 JPMorgan Chase Bank
                                 1975 Lake Street
                                 Elmira, New York 14901
                                 Attention: Christine M. McLeod, Vice President Telephone No.: (607) 734-7645
                                 Telecopier No.: (607) 734-7824

                                 DOCUMENTATION AGENT:

                                 KEYBANK NATIONAL ASSOCIATION


                                 By: /s/ ALBERT G. WHITE, III
                                  --------------------------------------------
                                   Albert G. White, III, Senior Vice President

                                 Address for Notices:

                                 KeyBank National Association
                                 1200 Bausch and Lomb Place
                                 Rochester, New York 14604
                                 Attention: Albert G. White, III,
                                 Senior Vice President
                                 Telephone No.: (585) 238-4143
                                 Telecopier No.: (585) 238-4142

                                 BANKS:

                                 JPMORGAN CHASE BANK


                                 By: /s/ CHRISTINE M. MCLEOD
                                   -----------------------------------
                                   Christine M. McLeod, Vice President

                                 Lending Office for all Variable Rate and
                                 Eurocurrency
                                 Loans Denominated in Dollars:

                                 JPMorgan Chase Bank
                                 Loan and Agency Services Group
                                 One Chase Manhattan Plaza, 8th Floor
                                 New York, New York 10081
                                 Attention: Mo Lin Sum, Vice President
                                 Telephone No.: (212) 552-7312
                                 Telecopier No.: (212) 552-5650

                                 Lending Office for all Eurocurrency Loans
                                 Denominated in an Alternative Currency:

                                 JPMorgan Chase Bank
                                 Nassau Branch
                                 c/o International Loans Operations
                                 4 Metrotech Center, 15th Floor
                                 Brooklyn, New York 11245
                                 Attention: Ida L. Borroto, Vice President
                                 Telephone No.: (718) 242-7906
                                 Telecopier No.:(718) 242-6550

                                 Address for Notices for all Variable Rate and Eurocurrency Loans Denominated in Dollars:

                                 JPMorgan Chase Bank
                                 Loan and Agency Services Group
                                 One Chase Manhattan Plaza, 8th Floor
                                 New York, New York 10081
                                 Attention: Mo Lin Sum, Vice President
                                 Telephone No.: (212) 552-7312
                                 Telecopier No.:  (212) 552-5650

                                 Address for Notices for all Eurocurrency Loans Denominated in an Alternative Currency:

                                 J. P. Morgan Europe Limited
                                 125 London Wall
                                 London, England EC2Y 5AJ
                                 Attention:  Nicole Hall, Loans Agency Group
                                 Telephone No.: +44 207 777 2542
                                 Telecopier No.: +44 207 777 2360


                                 Address for all other Notices:

                                 JPMorgan Chase Bank
                                 1975 Lake Street
                                 Elmira, New York 14901
                                 Attention: Christine M. McLeod, Vice President Telephone No.: (607) 734-4227
                                 Telecopier No.: (607) 734-7645

                                 KEYBANK NATIONAL ASSOCIATION


                                 By: /s/ ALBERT G. WHITE, III
                                   ---------------------------------------------
                                    Albert G. White, III, Senior Vice President

                                 Lending Office and Address for Notices:

                                 KeyBank National Association
                                 1200 Bausch and Lomb Place
                                 Rochester, New York 14604
                                 Attention: Albert G. White, III,
                                 Senior Vice President
                                 Telephone No.: (585) 238-4143
                                 Telecopier No.: (585) 238-4142

                                 MANUFACTURERS AND TRADERS TRUST COMPANY


                                 By: /s/ SUSAN A. BURTIS
                                   -----------------------------------------
                                    Susan A. Burtis, Vice President

                                 Lending Office and Address for Notices:

                                 Manufacturers and Traders Trust Company
                                 2 Court Street
                                 Binghamton, New York 13901
                                 Attention: Susan A. Burtis, Vice President
                                 Telephone No.: (607) 217-3242
                                 Telecopier No.: (607) 724-6627

                                 NBT BANK, NATIONAL ASSOCIATION


                                 By: /s/ RONALD G. GOODWIN
                                   ----------------------------------------
                                    Ronald G. Goodwin, Vice President

                                 Lending Office and Address for Notices:

                                 NBT Bank, National Association
                                 52 South Broad Street
                                 Norwich, New York 13815
                                 Attention: Ronald G. Goodwin, Vice President
                                 Telephone No.: (607) 724-6906
                                 Telecopier No.: (607) 724-7170

                                    EXHIBIT A

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE

$__________________                                           ____________, 20__
                                                              New York, New York

     HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of _________________(the "Bank") at the office of JPMorgan Chase Bank at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Credit Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of $__________________ in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Credit Agreement, on the dates and in the manner provided in said Credit Agreement.

     The date and amount of the Loan made by the Bank to the Borrower under the Credit Agreement referred below, interest rate, Currency, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

     This is one of the Notes referred to in that certain Multicurrency Credit Agreement (as amended from time to time the "Credit Agreement") dated as of _______________, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

     The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY

APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

     This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                  HARDINGE INC.


                                  By
                                    Name:
                                    Title:

                                SCHEDULE TO NOTE

              Principal
Date Made,    Amount &         InterestMaturity    Balance        Notation
or Repaid     Currency Rate            Date        Outstanding    By



                                    EXHIBIT B

                         [FORM OF AUTHORIZATION LETTER]

                                                         _________________, 20__

JPMorgan Chase Bank
Loan and Agency Services Group
One Chase Manhattan Plaza 8th Floor
New York, New York  10081

     Re: Multicurrency Credit Agreement dated as of ___________, 2002 (the "Credit Agreement") among Hardinge Inc. the Banks named therein, KeyBank National Association as Documentation Agent and JPMorgan Chase Bank as Administrative Agent for said Banks

Ladies and Gentlemen:

            In connection with the captioned Credit Agreement, we hereby designate any one of the following persons to give to you instructions, including notices required pursuant to the Agreement, orally or by telephone or teleprocess:

                        NAME (TYPEWRITTEN)

                        ----------------------------------
                        ----------------------------------
                        ----------------------------------
                        ----------------------------------

            Instructions may be honored on the oral, telephonic or teleprocess instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with confirmation of each such instruction in writing signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

            You shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you be liable for special, consequential or punitive damages. In addition, we agree to hold you and your agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Credit Agreement except for liability, loss or expense occasioned by the gross negligence or willful misconduct of you or your agents.

            Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

            We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.


                                            Very truly yours,

                                            HARDINGE INC.


                                            By
                                              ----------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT C

                     [Letterhead of counsel to the Borrower]

                                 [Closing Date]


To The Banks,
Administrative Agent and
Documentation Agent, parties to the
  Credit Agreement referred to below
c/o JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081


Ladies and Gentlemen:

          We have acted as counsel to Hardinge Inc. (the "Borrower") in connection with the execution and delivery of that certain Multicurrency Credit Agreement (the "Credit Agreement") dated as of October 24, 2002 among the Borrower, the Banks signatory thereto, KeyBank National Association as Documentation Agent and JPMorgan Chase Bank as Administrative Agent. Except as otherwise defined herein, all terms used herein and defined in the Credit Agreement or any agreement delivered thereunder shall have the meanings assigned to them therein.

          In connection with the preparation of this Opinion, we have examined originals or counterparts, executed on behalf of the Borrower, of the Facility Documents and the exhibits attached thereto in originals or copies, certified to our satisfaction, of such records, certificates and documents as we deemed relevant and necessary as a basis for rendering this Opinion.

          Based upon the foregoing, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

          1. The Borrower and to the best of our knowledge, each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all power and authority to carry on its business as presently being conducted and to own its properties, and is duly licensed or qualified and in good standing as a foreign corporation in each other jurisdiction in which its properties are located or in which failure to qualify would materially and adversely affect either the conduct or its business or the enforceability of contractual rights of the Borrower.

          2. The execution, delivery and performance by the Borrower of the Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) contravene any law or to the best of our knowledge contractual restriction or provision binding on or affecting the Borrower.

          3. No authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Facility Documents.

          4. The Credit Agreement is, and the other Facility Documents when executed thereunder will be, legal, valid and binding obligations enforceable in accordance with their respective terms, except that (a) the availability of equitable remedies may be limited by principals of equity, and (b) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of the rights of creditors generally.

          5. Each Facility Document to which the Borrower is a party is, or when delivered under the Credit Agreement will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

          6. There is no pending, or to our knowledge threatened actions, suits or proceedings against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition or operations of the Borrower or of any such Subsidiary, or the ability of the Borrower to perform its obligations under the Facility Documents to which it is a party.


                                                Very truly yours,

                                    EXHIBIT D

                            CONFIDENTIALITY AGREEMENT

                                                [Date]

[Insert Name and
Address of Prospective
Participant or Assignee]

          Re: Multicurrency Credit Agreement dated as of ___________, 2002 (the "Credit Agreement") between Hardinge Inc., the Banks party thereto, KeyBank National Association as Documentation Agent and JPMorgan Chase Bank as Administrative Agent.

Dear ________________

          As a Bank, party to the above-referenced Credit Agreement (the "Credit Agreement"), we have agreed with Hardinge Inc. (the "Borrower") pursuant to
Section 11.14 of the Credit Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrower as being confidential at the time the same is delivered to us pursuant to the Credit Agreement.

          As provided in said Section 11.14, we are permitted to provide you, as a prospective [holder of a participation in the Loans (as defined in the Credit Agreement)] [assignee Bank], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

          Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) such information will not be used by you except in connection with the proposed [participation] [assignment] mentioned above and
(B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the Banks or the Agent, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which you or any one or more of the Banks is a party; or (v) to the extent such information becomes publicly available other than as a result of disclosure other than as a result of disclosure by a Bank. Provided further, that, unless specifically prohibited by applicable law or court order, you agree, prior to disclosure thereof, to notify the Borrower of any request for disclosure of any such non-public information (x) by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process; and provided finally that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

          Would you please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                               Very truly yours,

                                               [Insert Name of Bank]


                                               By: ------------------------


The foregoing is agreed to as of the date of this letter.


[Insert name of prospective participant or assignee]


By: ---------------------------

                                   SCHEDULE I

                            Subsidiaries of Borrower

                                                     Jurisdiction                                Percentage
Name and Address                                     of Incorporation                            of Ownership
----------------                                     ----------------                            ------------
Hardinge Credit Co., Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Hardinge Technology Systems, Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Morrison Machine Products, Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Canadian Hardinge Machine Tools, Ltd.
Toronto, Canada                                      Canada                                      100%

Hardinge Machine Tools, Ltd.
Exeter, England                                      United Kingdom                              100%

Hardinge Brothers GmbH
Krefield, West Germany                               Federal Republic of Germany                 100%

L. Kellenberger & Co., A.G.                          Switzerland                                 100%
St. Gallen, Switzerland

Hansvedt Industries, Inc.                            Illinois                                    100%
Urbana, Illinois

Hardinge, Shanghai Company                           Republic of China                           100%
China Limited
Shanghai, China

Hardinge Brothers Inc.                               New York                                    100%
One Hardinge Drive
Elmira, New York 14902

HTT Hauser Tripet Tschudin AG                        Switzerland                                 100%
Biel, Switzerland

Hardinge China Limited                               Hong Kong                                   100%
Shanghai, PRC

Hardinge Taiwan Precision Machinery Limited          Taiwan ROC                                   51%
Nan Tou City, Taiwan ROC

Hardinge Emag GmbH                                   Federal Republic of Germany                  50%
Leipzig, (East) Germany

                                   SCHEDULE II

                               Hazardous Materials


     In December, 1992, Hardinge removed an underground waste oil tank at its College Avenue facility. Environmental sampling following the removal of the tank disclosed the presence of hydrocarbon contamination in surrounding soils. An environmental consultant retained by Hardinge prepared a site assessment and an action plan for on-site remediation which were adopted and approved by the New York State Department of Environmental Conservation (DEC). The project is on site. Remediation commenced in the Fall of 1995, and by letter of August 31, 1998 from the DEC, Hardinge was able to decommission the groundwater pump and treat system, and address only the "hot spots" on site by various methods which have yet to have a major impact on the petroleum product remaining. Hardinge is now addressing other alternatives with the DEC in an effort to close out the site.

[JPMORGAN CHASE LOGO]

                               SECURITY AGREEMENT

     The undersigned executes and delivers this Security Agreement (the "SECURITY AGREEMENT") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901, as agent for the Lenders (as defined below) (the "AGENT") in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders or any of them to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

     1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Banks or Agent, arising under (i) that certain Multicurrency Credit Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collectively, the "BANKS"), and as the same may be amended from time to time (the "CREDIT AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and
(iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "Lenders" and each individually, a "Lender").

     The term "COLLATERAL" means all of the following personal property of the undersigned, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including: the balance of every deposit account, now or hereafter existing, of the undersigned with any of the Banks and any other claim of the undersigned against any of the Banks or Agent, now or hereafter existing, all moneys, including without limitation, investment property, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to the Agent, or any of the Lenders, and all of the undersigned's accounts, contract rights, goods (including equipment, machinery and inventory), instruments (including customer notes), documents, chattel paper, letter of credit rights, and general intangibles, including, without limitation, (i) all inventions used by the undersigned in the undersigned's business, including without limitation, all inventions described on SCHEDULE A attached hereto (collectively, the "INVENTIONS"), (ii) all letters patent issued on and applications for letters patent filed in connection with the Inventions whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all letters patent described on SCHEDULE A, together with any reissue, continuation, continuation-in-art or extension thereof (collectively, the "LETTERS PATENT"),
(iii) the applications therefor, including without limitation, all applications described on Schedule A (collectively, the "APPLICATIONS"), (iv) all licenses for the use of the Letters Patent, including without limitation, all licenses described on Schedule A (collectively, the "LICENSES") and all proceeds of (i) through (iv) in any form collectively, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Letters Patent, (v) all marks used by the undersigned in the undersigned's business, including without limitation, all marks listed on SCHEDULE B hereto (collectively, the "MARKS" whether trademarks or service marks), (vi) all licenses for the use of the Marks, including without limitation, all licenses described on Schedule B (collectively, the "LICENSES"),
(vii) all goodwill associated with the Marks or with the use of each Mark and License, (viii) all registrations, certificates of registrations (and similar documents) and applications for registrations of the Marks, whether issued or pending before the United States Patent and Trademark Office, the Secretary of State of the State of New York, a governmental body of any other state, commonwealth, district or territory of the United States, whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all registration, certificates of registration and applications for registration described on Schedule B, together with any renewals thereof (collectively, the "REGISTRATIONS") and all proceeds of (v) through (viii) in any form, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Marks and of any Marks licensed under any License, or for injury to the goodwill associated with the Marks, Registrations or Marks licensed under any License, and including any other property, rights and interests of the undersigned with respect to any of the foregoing and shall include any insurance policies therefor and the supporting obligations, proceeds, products and accessions of and to any thereof.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

     2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities, the undersigned hereby grant(s) to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against the Collateral.

     3. MAINTENANCE OF COLLATERAL. At any time and from time to time, the undersigned will: (a) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all instruments, documents and/or chattel paper as the Agent may specify in its demand; (b) give, execute, deliver, file, authorize to file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (c) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require; (d) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from the undersigned books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents; (e) obtain the Agent's consent prior to any change of name, address, legal entity status, state of organization, location of books and records or location of Collateral other than with respect to a change in location of goods (including inventory, equipment and machinery) in the ordinary course of the undersigned's business; (f) defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of inventory in the ordinary course of the undersigned's business and, at its own expense, will bring suit in the name of the undersigned at the request of the Agent for infringement against infringers of the letters patent and any letters patent then granted on the Applications, provided, the Agent, if the Agent finds it necessary or desirable, may prosecute others for infringement and may join the undersigned as party-plaintiffs; (g) will notify the Agent of (i) the material loss or damage to the Collateral or of any material adverse change in the undersigned's business or the Collateral,
(ii) any suit for infringement brought against the undersigned with respect to the Letters Patent, the Applications or the Marks and in each instance shall promptly furnish the Agent copies of all documents in connection with any such suit, (iii) any application for reissue of any Letters Patent and any letters patent when issued and of any interference or other proceeding involving any of the Collateral and (iv) if the Marks are registered, notice of such fact in the manner prescribed by Section 1111 of Title 15 of the United States Code, or by state law, if applicable; (h) mark or cause to be marked all articles, devices and machines made or sold by it, covered by letters patent and any letters patent when issued, with the word "Patent" and the number of any such patent or patents applicable thereto except where such marking would damage the article, device or machine, or if such article or device is an internal part of another machine or device, or such other notices required by law; and (i) cooperate with the Agent in obtaining control of collateral consisting of deposit accounts or electronic chattel paper, including, but not limited to entering into one or more control agreements or assignments as the Agent may request. The right is expressly granted to the Agent, at its discretion, to notify warehousemen or any other persons in possession of Collateral of the Agent's security interest therein and to obtain an acknowledgment thereof from such third person and to file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Agent as secured party and indicating therein the types or describing the items of Collateral herein specified. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the Collateral, or any part thereof, which at any time shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its reasonable discretion, to transfer to or register in the name of itself or its nominee any of the Collateral; to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on an instrument to make payment to the Agent for the benefit of the Banks; and to enforce obligations of such account debtor or obligor and to exercise or cause its nominee to exercise all or any powers with respect to the Collateral with same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of the Agent. SCHEDULE C attached hereto sets forth all of the currently operating leased locations of Collateral of the undersigned. The undersigned will provide disclaimers of interest and removal agreements from each landlord of a location set forth in Schedule C, in form satisfactory to the Agent, signed by such Landlord within thirty (30) days from the date hereof. In the event the undesigned enters into any leases after the date of this Security Agreement, the undersigned, simultaneously with the execution and delivery of such lease, will deliver to Agent a disclaimer of interest and removal agreement from such landlord, in form satisfactory to Agent. In addition, prior to any closing of mortgage financing on any real property of the undersigned, the undersigned will provide a disclaimer of interest and removal agreement from the proposed mortgagee with respect to such real property in form satisfactory to the Agent.

     4. INSURANCE. The undersigned shall keep insured all Collateral which is tangible property for full value, with such coverage as the Agent may approve, at the undersigned's expense, and, upon the Agent's request, the policies shall be duly endorsed in the Agent's favor as its interest may appear and delivered to the Agent. If the undersigned shall default in this regard, the Agent shall have the right to insure and charge the cost to the undersigned. The Agent assumes no risk or responsibility in connection with the payment or nonpayment of losses, the Agent's only responsibility being to credit the undersigned with any insurance payment received on account of losses. In the event of any default under this Security Agreement, the Agent shall have power of attorney to cancel, assign or surrender any insurance policy or policies and to collect the return premiums due thereon and to apply the proceeds thereof to the Liabilities secured hereby. The undersigned will immediately notify the Agent in writing of any damage to or loss of any of the Collateral which is tangible property.

     5. COLLECTION AND DISPOSITION. The Agent at its discretion may, or upon direction of the Banks shall, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or the Agent may, or upon direction of the Banks shall, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral. The Agent may use or operate any of the Collateral for the purpose of preserving the Collateral or its value in the manner and to the extent the Agent deems appropriate, and the Agent may render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

     Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereon), the undersigned shall, at the request of the Agent, assemble the Collateral at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Collateral or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted).

     In addition, upon default hereunder or in connection with any of the Liabilities, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may sell or cause to be sold at any location selected by it and reasonable under the circumstances, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the undersigned hereby waives the requirements of said Code), and the Agent or any of the Lenders or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity or redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The Agent
(i) shall have no obligation to clean up or otherwise prepare the Collateral for sale, (ii) may comply with any applicable law requirements in connection with the disposition of the Collateral, (iii) may sell the Collateral without giving any warranties, and any of such actions or inaction will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The undersigned will pay to the Agent all reasonable expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities secured by this Security Agreement. The Agent, at any time, at its option may, or upon direction of the Banks shall, apply the net cash receipts from the Collateral to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Agent, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid. The Agent may exercise its rights with respect to the Collateral without resorting to or regard to other collateral or sources of reimbursement for the Liabilities.

     6. REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation as such is set forth on signature pages hereto along with its tax identification or organizational number, if necessary, and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of the undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Security Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Security Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) the undersigned is the owner of the Collateral with good and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, liens, pledges or encumbrances, and the Letters Patent, the Applications and the Marks are subsisting and there are no suits or actions commenced or threatened against the undersigned with respect to the Letters Patent the Applications or the Marks; (g) all financial statements and related information furnished and to be furnished to the Agent or the Lenders from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (h) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Security Agreement; and (i) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

     7. DEFAULT. IF any of the following events of default shall occur (each an "EVENT OF DEFAULT"):

     (a) any Obligor shall default and there shall be a continuance thereof in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Credit Agreement or in any instrument or document delivered pursuant to this Security Agreement or the Liabilities (including a failure to comply with the preceding paragraph) beyond any applicable notice and grace periods;
     (b)  any Obligor

          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)    shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

THEN, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

     8. SETOFF. In the event that any amount becomes due and payable hereunder and the Agent shall have demanded payment thereof from the undersigned, in addition to all other rights and remedies, the Agent and each of the Lenders (including subsidiaries and each and every affiliate) is hereby irrevocably authorized, without prior notice to the undersigned, to set off any balances held for the account of or any other liability owing by any such Lender or Agent or any such affiliate to the undersigned at any of the Agent's or Lenders' (or such subsidiary's or affiliate's) offices, in dollars or any other currency, against any of the obligations of the undersigned to the Lenders or Agent, as the such Lender or Agent may elect.

     9. NOTICES. All notices, requests, demands or other communications to or upon the undersigned or the Agent shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned set forth below the undersigned's execution of this Security Agreement, (b) of the Agent as first set forth above, or (c) of the undersigned or the Agent at such other address as the undersigned or the Agent shall specify to the other in writing.

     10. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Security Agreement constitutes the entire agreement between the undersigned and the Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by the Agent or any of the Lenders in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

     11. GENERAL WAIVERS. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments (the "SECURED DOCUMENTS"). The undersigned waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement which are permitted by law to be waived, and which would, if not waived, impair the Agent's enforcement of this Security Agreement or release any Collateral from the Agent's security interest hereunder. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent does not have to give the undersigned notice of any of the following:

     (a)  notice of acceptance of this Security Agreement;
     (b) notice of loans made, credit extended, Collateral received or delivered;
     (c)  any Event of Default (except as otherwise expressly provided herein);
     (d) any action which the Agent does or does not take regarding any Obligor or any other person or any other collateral securing the Liabilities;
     (e) except as otherwise provided herein, enforcement of this Security Agreement against the Collateral; or
     (f)  any other action taken in reliance on this Security Agreement.

     The undersigned waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Agent's enforcement of its security interests. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent or the Banks, as set forth in the Credit Agreement, may do any of the following without notice to the undersigned except to the extent that notice to the undersigned is required under another Secured Document or in each case in which the agreement of such undersigned is required because such undersigned is a principal party to a Liability and, as a matter of contract, the agreement of such undersigned is required:

     (a) change, renew or extend the time for repayment of all or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to all or any part of the Liabilities;
     (c) release, surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d)  fail to perfect any security interest in any Collateral;
     (e) release or discharge any party liable to the Agent or any of the Banks in whole or in part for the Liabilities, or accept any additional parties or guarantors;
     (f) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (g) settle or compromise any and all claims pertaining to the Liabilities and the Collateral; and

     (h) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities in any order the Banks choose.

     THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY THE AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     12. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent or the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which the Agent or the Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to the Agent in connection with any of the Liabilities.

     13. GOVERNING LAW; JURISDICTION. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to the Agent in writing.

     14. ASSIGNMENT. In accordance with the terms of the Credit Agreement, the Banks and the Agent may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral, and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of such party hereunder with respect to such Collateral, but such party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

     15. WAIVER OF PRESENTMENT, ETC. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.

     16. MISCELLANEOUS. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Collateral of the undersigned shall apply to any Liability or any Collateral of any or all of them. JPMorgan Chase Bank shall act for itself and its affiliates and the Lenders as collateral agent hereunder. This Security Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all existing as well as future transactions between the Agent and the undersigned that shall be at any time closed; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

     17. INTERCREDITOR AGREEMENT. Certain provisions of this Security Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as Agent for the Banks under that certain Term Loan Agreement with Hardinge, Inc. dated as of the date hereof, as amended from time to time ("TERM LOAN AGREEMENT") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Security Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the undersigned or any successor or assign of the undersigned, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of any Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph, but not otherwise defined in this Security Agreement, shall have the meanings set forth in the Intercreditor Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) as of the 24th day of October, 2002.

                                       HARDINGE INC.
Address for notices:

Hardinge Inc.                          By: /s/ J. PATRICK ERVIN
One Hardinge Drive                        --------------------------------
Elmira, New York 14902                     J. Patrick Ervin, President
Attn: Chief Financial Officer              and Chief Executive Officer
Telecopier No. (607) 734-5517

State of Organization:  New York

Tax ID/Organizational Number:  16-0470200

                                   SCHEDULE A

                                     Patents

HARDINGE:

U.S. PATENT                 DATE ISSUED               INVENTION
-----------                 -----------               ---------
4,506,569                   3/26/85                   Multiple Axis Slantbed Machine
4,656,708                   4/14/87                   Live Tooling Turret
4,829,861                   5/16/89                   Headstock Assembly for a Chucker and Bar Machine
4,858,938                   8/22/89                   Two Piece Collet w/Interlocking Collet Assembly
Des. 303,805                10/3/89                   Combined Chucker and Bar Machine
4,893,532                   1/16/90                   Breakaway Tool Element & Method of Mounting
Des. 306,865                3/27/90                   Combined Chucker & Bar Machine
Des. 311,407                10/16/90                  Machine Tool Bed
5,096,213                   3/17/92                   Collet Assembly
5,113,558                   5/19/92                   Bed Cooler & Chip Flusher for a Machine Tool
5,190,421                   3/2/93                    Coolant Supply System for a Machine Tool
5,213,019                   5/25/93                   Headstock Cooling System for a Machine Tool
5,221,098                   6/22/93                   Collet Closer
Des. 338,476                8/17/93                   Chucker and Bar Machine
5,282,402                   2/1/94                    Machine Tool Tailstock
5,303,458                   4/19/94                   Method & Apparatus for Detecting & Comp. Thermal Growth
5,325,750                   7/5/94                    Machine Tool Assembly Having Replicated Support Surface
5,330,224                   7/19/94                   Collet Chuck
5,349,731                   9/27/94                   Temp. Compensated & Shock Resistant Machine Tool
5,367,754                   11/29/94                  Gang Tooling for CNC Lathe
5,397,135                   3/14/95                   Expanding Collet Assembly
5,325,749                   7/5/95                    Machine Tool Having a Quick Release Draw Tube
5,617,769                   4/8/97                    Thermally Compliant Bar Feeding Machine
5,948,177                   9/7/99                    Collet Metal Treating Process
6,036,415                   3/14/00                   Spindle for Gripping & Closing a Mounting Member

U.S. PATENT                 DATE ISSUED               INVENTION
-----------                 -----------               ---------
6,257,595                   7/10/01                   Collet Chuck With Quick-Change Cap
6,264,210                   7/24/01                   Quick-Change Jaw Chuck System
5,104,237                   4/14/92                   Self-Compensating Hydrostatic Linear Motion Bearing and Method
5,281,032                   1/25/94                   Self-Compensating Hydrostatic Bearings for Supporting Shafts
                                                      and Spindles and The Like for Rotary and Translational
                                                      Motion and Methods Therefor
5,466,071                   11/14/95                  High Speed Hydrostatic Spindle Design
5,533,814                   7/9/96                    Low Profile Self-Compensated Hydrostatic Thrust Bearing
5,700,092                   12/23/97                  Integrated Shaft Self-Compensating Hydrostatic Bearing
5,674,032                   10/7/97                   Tooling System and Method with
                                                      Integral Hydrostatic Bearings and Turbine Power Source

EXPIRED PATENTS:
---------------
4,423,993                   1/3/84                    Retractable Bar Stock Feeder
4,463,634                   8/7/84                    Parts Catcher for an Automatic Machine
Des. 275,860                10/9/84                   Combined Chucker and Bar Machine
4,477,095                   10/16/84                  Collet Adapter
Des. 278,245                4/2/85                    Collet Holder
Des. 278,344                4/9/85                    Collet Holder
4,524,655                   6/25/85                   Indexable Machine Tool Turret & Attachments Therefor
4,907,478                   3/13/90                   Apparatus & Process for Assembling a Machine Tool and Formed
4,981,056                   1/1/91                    Apparatus & Process for Assembling a Machine Tool and Formed
5,087,059                   2/11/92                   Tool for Installing or Removing a Collet Head
4,478,117                   10/23/84                  Slant Bed for Chucker Machine
 D271,977                   12/27/83                  Master Collet for Machine Tools
4,413,939                   11/8/83                   Bar Stock Feeder
4,387,905                   6/14/83                   Machine Tool Chuck
4,329,785                   5/18/82                   Presetter Gauge
4,312,105                   1/26/82                   Programmable Turret-type Machine Tool
4,309,041                   1/5/82                    Machine Tool Collet
4,262,563                   4/21/81                   Turret Indexing Assembly for Machine Tools
4,255,056                   3/10/81                   Pre-setter for positioning tooling on turrets
4,249,748                   2/10/81                   One-piece collet and process for making same
4,245,846                   1/20/81                   One-piece collet
4,226,322                   10/7/80                   Machine tool guard door assembly

4,210,040                   4/1/80                    Apparatus for turning machines and the like for simultaneous axial and radial profiling of work
D255,693                    7/1/80                    Font of characters
4,195,538                   4/1/80                    Machine tool feed screw assembly
4,143,564                   3/13/79                   Apparatus for simultaneously forming selected circumferential and axial profiles on a workpiece
4,129,220                   12/12/78                  Bar stock feed apparatus
4,080,854                   3/28/78                   Adjustable tool holder
RE29,533                    2/7/78                    Self-centering jaw chuck
4,044,650                   8/30/77                   Milling attachment for a lathe
D245,007                    4/12/77                   Automatic chucking machine
D243,664                    3/15/77                   Index ring for a machine tool
3,961,800                   6/8/76                    Stub collet
3,952,693                   4/27/76                   Machine tool dial assembly

APPLICATIONS PENDING:

APPLICATION #               APPLICATION DATE          DESCRIPTION
-------------               -------------------------------------
9/389051                    9/2/99                    Indexing Tool Turret
9/939795                    8/28/01                   Three Piece Coupling Arrangement for a Turret Indexing
                                                      Mechanism for a Machine Tool Assembly
60/406933                   8/30/02                   Hydrostatic Bearing for Linear Motion Guidance
10/231382                   8/30/02                   Expanding Collet Assumbly
10/156694                   5/29/02                   Dead Length Collet Chuck Assembly
10/202671                   7/25/02                   Driving Connection Arrangement & Sealing arrangement for a live tool and method for sealing the same.
10/228256                   8/27/02                   Collet adapter chuck assembly w/axially fixed collet head

                                   SCHEDULE B

                          Trademarks and Service Marks

ACTIVE:

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
(Step-up design)                    76165657
LEADER BY DESIGN                    76345949
KEL-VISTA                           76167588                           2492633
(Chuck/W-H Design)                  75634382
QUEST                               75731597                           2451904
SUPER-PRECISION2                    75652345
ACCEL                               75501399
TWINTURN                            75501398                           2356062
KEL-VARIA                           75376187                           2207179
KEL-VISION                          75368632                           2207121
KELLENBERGER                        75368631                           2231733
COBRA                               75086875                           2209431
SUPER-PRECISION                     75079009                           2289167
SURE-GRIP                           75075356                           2263899
CONQUEST                            75028199                           2015567
SURE-GRIP                           74490861                           1921498
AUTOLOAD                            74289208                           1848983
HQC                                 74261255                           1782411
HARCRETE                            73831955                           1616425
CONQUEST                            73797279                           1569282
HAR-MATIC                           73775760                           1553488
HARDINGE                            73740907                           1534250
CHNC                                73639684                           1451786
HARDINGE CHNC II SUPER-PRECISION    73575864                           1407385
TFB                                 73541047                           1418936
HSL FIVE-NINE                       73401351                           1261488
DV FIVE-NINE                        73389600                           1262848
DSM FIVE-NINE                       73379432                           1259831
HLV                                 73379222                           1250969
SUPERSLANT                          73350813                           1227337
"A TOOLMAKER'S DREAM"               73315539                           1212164

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
VARI-GRIP                           73123324                           1089575
SUPER-PRECISION                     73024104                           1062090
HARDINGE (Name)                     71541930                           514077
LEANTURN                            76430235
ELITE                               76386432

NOT ACTIVE:

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
HARDMILLING                         75501397
(Tool-Room Lathe Design)            74424847
ULTRA-PRECISION                     74420703
VERSA-FLEX                          74269550
DEAD-LENGTH                         73213329                           1144756
IMPACT SERVICES IMAGERY-
MEDIA-PRODUCTION-AUDIO/
VIDEO-COMMUNICATIONS- TRAINING      73685703                           1509966
HARDINGE CHNC II+ SUPER-PRECISION   73648865                           1460645
HARDINGE CHNC I PRECISION           73648864                           1460644
PTM 4000                            73518329                           1361448
DSM-A                               73506283                           1338814
THRU-HOLE                           73485576                           1369807
TUTOR/TURN                          73444314                           1296085
DO THE HARDINGE SLANT               73379301                           1262844
HXL                                 73377847                           1250966
DOVETAIL BED                        73196437
HLV                                 73191944
AHC                                 73188161                           1139400
HNC                                 73157878                           1100041
HF                                  73148813                           1104208
LENSMASTER                          72396339                           944609
CATARACT                            72360071                           926778
CASCADE                             72057954                           679205
ELECTRICAL EAR                      71400459                           358544
PATROL                              71061263                           97768
ALERT                               71061262                           86587
TRIUMPH                             76339490
CHNC                                73255277                           1164398
PERFORMANCE HAS ESTABLISHED
LEADERSHIP FOR HARDINGE             73138219                           1151472

                                   SCHEDULE C

                                Leased Locations

1.       5485 - 3 Clover Leaf Parkway
         Valleyview, Ohio 44125-4804

2.       1813 E. Dyer Road
         Santa Ana, California 92705

[JPMORGAN CHASE LOGO]

                            PLEDGE SECURITY AGREEMENT
                  (STOCK OF DOMESTIC AND FOREIGN SUBSIDIARIES)

     The undersigned executes and delivers this Pledge Security Agreement (the "AGREEMENT") to JPMORGAN CHASE BANK, as agent for the Lenders (as defined below) (the "AGENT"), having an office located at 1975 Lake Street, Elmira, New York 14901, in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interest therein created or acquired for them by the Banks or Agent arising under (i) that certain Multicurrency Credit Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collective the "BANKS"), and as the same may be amended from time to time (the "CREDIT AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation, interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "LENDERS" and each individually a "LENDER").

     The term "COLLATERAL" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

     The term "DOMESTIC SUBSIDIARY" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

     The term "FOREIGN SUBSIDIARY" means any Subsidiary other than a Domestic Subsidiary.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     The term "SUBSIDIARY" means a corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are owned directly or indirectly.

     The term "THRESHOLD AMOUNT" means with respect to a Domestic Subsidiary, assets with a book value of at least $1,000,000 and with respect to a Foreign Subsidiary, assets with a book value of at least $2,000,000.

2.   GRANT OF SECURITY INTEREST.

     (a) As security for the payment of the Liabilities, the undersigned hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against (as applicable) the following Collateral and in all increases, profits or rights received from it, in all substitutions and additions, all supporting obligations thereof, together with any proceeds:

          (i) 53,333 Shares of stock of Canadian Hardinge Machine Tools Limited, a corporation organized under the laws of Canada, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (ii) 87,593 Shares of stock of Hardinge Machine Tools, Limited, a corporation organized under the laws of the United Kingdom, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (iii) 2,000 Shares of stock of L. Kellenberger & Co. AG, a corporation organized under the laws of Switzerland, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (vi) 33,333 Shares of stock of HTT Hauser Tripet Tschudin AG, a corporation organized under the laws of Switzerland, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (v) 100 Shares of stock of Hardinge Technology Systems, Inc, a corporation organized under the laws of the State of New York, as indicated on SCHEDULE A attached hereto and any amendments, replacements or supplements to such SCHEDULE A.

     (b) As additional collateral security for the payment of the Liabilities, the undersigned, subject to the condition precedent that the applicable Subsidiary attains the requisite Threshold Amount, hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, general lien upon, and/or right of setoff against (as applicable) 66-2/3% of any and all shares of securities or other interests having voting power for the election of directors or other governing body of each and every Foreign Subsidiary and 100% of any and all shares of securities or interests having ordinary voting power for the election of directors or governing body of each and every Domestic Subsidiary, as may be now owned or hereafter acquired and in all increases, profits or rights received from it, and all substitutions and additions, all supporting obligations thereof, and together with any proceeds. The undersigned agrees to advise the Agent promptly upon any Subsidiary acquiring or achieving the Threshold Amount and further agrees to execute any and all documents as may be necessary or desirable in order to perfect the security interest herein granted.

     (c) The undersigned agrees that the Agent's records will be the accurate record of any substitutions in and additions to the Collateral.

3. COVENANTS. As long as any part of the Liabilities remain unpaid the undersigned agrees:
     (a) to defend the Collateral against all claims, keep the collateral free from other security interests and not dispose of any portion of the Collateral without the Agent's written consent;
     (b) to notify the Agent promptly of any changes in the undersigned's name or address;
     (c) to notify the Agent of any change in legal entity structure or change in state of organization, if applicable;
     (d) to execute and deliver and hereby authorizes Agent to file any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action the Agent requests in relation to the security interest;
     (e) to pay all taxes and other charges which may be levied against the Collateral;
     (f) to notify the Agent of the creation or acquisition of any new Subsidiary and of the acquisition of assets by or the transfer of assets to any Subsidiary, and within ten (10) days of such creation, acquisition or transfer, deliver to Agent the stock certificates representing 66-2/3% of any such Foreign Subsidiary or 100% of any such Domestic Subsidiary along with corresponding stock powers executed in blank; provided, however, nothing contained in this provision shall be deemed to be consent by the Agent or any Bank, of any such creation, acquisition or transfer;
     (g) that without the Agent's prior written consent, issue any additional shares or ownership interests in any of the companies whose stock or interests constitute Collateral hereunder;
     (h) that it shall not grant a security interest in, assign or otherwise encumber the securities or other ownership interests in any of its Subsidiaries.

4. WARRANTIES. As long as any part of the Liabilities remain unpaid the undersigned warrant to the Agent and each of the Lenders that:
     (a)  each document representing the Collateral is genuine;
     (b)  the undersigned owns the Collateral;
     (c)  the undersigned is fully authorized to enter into this Agreement.
     (d) SCHEDULE A sets forth all of the Borrower's Subsidiaries, which have any material assets.

5. VOTING RIGHTS. If the Collateral is investment securities, the undersigned authorizes the Agent to transfer them into the Agent's name or the name of any nominee. So long as no Event of Default occurs, the Agent will mail the undersigned all communications and proxies addressed to the Agent, within a reasonable time. After default, the Agent does not have to send the undersigned further communications and any proxies issued by the undersigned will be invalid. the Agent shall then have the right to vote in person or by proxy without any direction from the undersigned.

6.   DEFAULT. Any of the following will constitute an Event of Default:
     (a) any Obligor shall default in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Credit Agreement or in any instrument or document delivered pursuant to this Agreement or the Liabilities beyond any applicable notice or grace period;
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)    shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

     Upon the occurrence of an Event of Default, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

7. DIVIDENDS/INCOME. So long as no Event of Default occurs, the undersigned shall have the right to receive all cash income and/or dividends from the Collateral. If the Agent receives any cash income and/or dividends before the occurrence of an Event of Default, the Agent agrees to turn it over to the undersigned. Once an Event of Default occurs, the undersigned will no longer be entitled to receive any cash income and/or dividends and if the undersigned receives any, the undersigned agrees to turn it over to the Agent for the benefit of the Lenders. The Agent may apply the net cash payments to the Liabilities but the Agent will account for it and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

8. GENERAL WAIVERS. Without affecting the undersigned's liability to the Agent or the Banks, as set forth in the Credit Agreement, any of the following may be done without notice to the undersigned:
     (a) change, renew or extend the time for repayment or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to any part of the Liabilities;
     (c) surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d) release or discharge any party liable to the Agent or the Banks in whole or in part for the Liabilities or accept any additional parties or guarantors;
     (e) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (f)  settle or compromise any and all claims;
     (g) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities, to the Liabilities in any order the Banks choose.

9. CUSTODY OF COLLATERAL. The Agent agrees to use reasonable care to protect any Collateral in its possession. However, the Agent shall not be required to:
     (a)  vote the stock;
     (b)  collect any debt;
     (c)  exercise any conversion rights;
     (d)  take any steps necessary to preserve rights against prior parties;
     (e) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned.
     (f)  act upon any request the undersigned may send the Agent.

10. CHANGES IN COLLATERAL. Whether or not an Event of Default has occurred, the undersigned authorizes the Agent to:
     (a) receive and hold as additional collateral any non-cash increases in or profits or distributions, or non-cash dividends on the Collateral;
     (b) surrender the Collateral and receive any payment or distribution upon redemption, dissolution or liquidation of the issuer of the Collateral;

If the undersigned receives any of the payments or distributions described above, the undersigned agrees to turn them over to the Agent for the benefit of the Lenders.

11. FURTHER ASSURANCES. The undersigned appoints the Agent as its attorney to take any necessary steps, including the filing of financing statements, to perfect the Agent's security interest without first obtaining the undersigned's signatures. Upon the Agent's request, the undersigned will execute any amendments, and hereby authorizes Agent to file any amendments or continuations, which are necessary to perfect and continue the security interest in the Collateral.

12. FEES AND EXPENSES. The undersigned agrees to pay all the Agent's reasonable costs, including reasonable attorneys' fees for necessary court process in enforcing this Agreement or realizing upon the Collateral.

13. MODIFICATION. This Agreement cannot be modified except by a written agreement.

14. NOTICES. The undersigned waives any right to notice of any action the Agent may take with respect to the Collateral. If the Agent shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a new address which the undersigned shall have notified the Agent of in writing. The undersigned agrees that notice of foreclosure sale sent at least five days before the sale provides the undersigned with a reasonable opportunity to exercise our right of redemption of the Collateral and any other legal rights.

15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the State of New York. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such further address as the undersigned may specify to the Agent in writing.

16. INTERCREDITOR AGREEMENT. Certain provisions of this Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as Agent for the Banks under that certain Term Loan Agreement with Hardinge Inc. dated as of the date hereof, as amended from time to time ("TERM LOAN AGREEMENT") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the Borrower or any successor or assign of the Borrower, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of an

Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph but not otherwise defined in this Agreement shall have the meanings set forth in the Intercreditor Agreement.

17. WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM DELAY BY THE AGENT AND ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed as of the 24th day of October, 2002.

Address for Notices:                        HARDINGE INC.

One Hardinge Drive
Elmira, New York 14902                      By: /s/ J. PATRICK ERVIN
Attn: Chief Financial Officer                  -------------------------------
                                                J. Patrick Ervin, President
                                                and Chief Executive Officer

                                   SCHEDULE A

                                       TO
                            PLEDGE SECURITY AGREEMENT
                  (STOCK OF DOMESTIC AND FOREIGN SUBSIDIARIES)
                                     BETWEEN
                          JPMORGAN CHASE BANK, AS AGENT
                                       AND
                                  HARDINGE INC.

                          DATED AS OF OCTOBER 24, 2002

COLLATERAL:

53,333 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of Canadian Hardinge Machine Tools Limited.

87,593 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of Hardinge Machine Tools, Limited.

2,000 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of L. Kellenberger & Co. AG.

33,333 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of HTT Hauser Tripet Tschudin AG.

100 Shares of stock, representing not less than one hundred percent (100%) of the issued and outstanding capital stock of Hardinge Technology Systems, Inc.

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                 STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT
                             SECURED BY MARGIN STOCK

                          JPMORGAN CHASE BANK, AS AGENT
                                  Name of Bank

                           (Federal Reserve Form U-1)

    This form is required by law (15 U.S.C.Sections 78g and 78W; 12 CFR 221).

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks; (3) any over-the-counter security designated as qualified for trading in the National market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

PART 1.    TO BE COMPLETED BY BORROWER(S).

1. What is the amount of the credit being extended? $30,000,000 REVOLVING CREDIT FACILITY

2. Will any part of this credit be used to purchase or carry margin stock?
/ /  Yes      /X/ No

IF THE ANSWER IS "NO", describe the specific purpose of the credit. TO PROVIDE WORKING CAPITAL AND FOR OTHER PROPER GENERAL CORPORATE PURPOSES


I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered and not stolen, forged or counterfeit.

Signed:                               Signed:
HARDINGE INC.

/s/ J. PATRICK ERVIN   10/24 /02
----------------------                ------------------------------------------
Borrower's Signature     Date         Borrower's Signature            Date

J. Patrick Ervin, President and
Chief Executive Officer
-------------------------------       ------------------------------------------
Print or Type Name                    Print or Type Name

                     THIS FORM SHOULD NOT BE SIGNED IF BLANK

        A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS
       FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS
         OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X,
                        "BORROWERS OF SECURITIES CREDIT".

PART II. TO BE COMPLETED BY BANK ONLY IF THE PURPOSE OF THE CREDIT IS TO PURCHASE OR CARRY MARGIN STOCK (PART 1(2) ANSWERED "YES").

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

                                                      Date and source of
      No. of         Issue       Market price per         valuation          Total market value
      shares                           share           (See note below)            per issue
      ------         -----       ----------------     ------------------     ------------------




2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

                                                      Date and source of
    Principal        Issue       Market price             valuation          Total market value per
     Amount                                            (See note below)              issue
    --------         -----       ------------         ------------------     ----------------------




3.   List other collateral including nonmargin stock securing this credit.

                                                         Date and Source of       Good faith
                                                             valuation
              Describe briefly         Market price       (See note below)        loan value
              ----------------         ------------      ------------------       ----------




Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

PART III.  TO BE SIGNED BY A BANK OFFICER IN ALL INSTANCES.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee.

I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have been altered.

                                      Signed:

As of October 24, 2002                JPMORGAN CHASE BANK, AS AGENT


Date                                  Bank officer's signature

VICE PRESIDENT                        /s/ CHRISTINE M. MCLEOD
                                      ------------------------------
Title                                 Christine M. McLeod

* To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

    THIS FORM MUST BE RETAINED BY THE LENDER FOR THREE YEARS AFTER THE CREDIT
                                IS EXTINGUISHED.

03-1084 (MMBG 11/01)

[JPMORGAN CHASE LOGO]

                            PLEDGE SECURITY AGREEMENT
                                (CUSTOMER NOTES)

     The undersigned executes and delivers this Pledge Security Agreement (the "AGREEMENT") to JPMORGAN CHASE BANK, as agent for the Lenders (as defined below) (the "AGENT"), having an office located at 1975 Lake Street, Elmira, New York 14901, in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interest therein created or acquired for them by the Banks or Agent arising under (i) that certain Multicurrency Credit Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collective the "BANKS"), as the same may be amended from time to time (the "CREDIT AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation, interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "LENDERS" and each individually, a "LENDER").

     The term "COLLATERAL" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities, the undersigned hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against (as applicable) the following Collateral and in all increases, profits or rights received from it, in all substitutions and additions, all supporting obligations thereof together with any proceeds:

     Any and all notes and other instruments in favor of Borrower for the payment of obligations of domestic customers of the Borrower for goods or services provided by Borrower in the ordinary course of Borrower's business whether now existing or hereafter obtained, including, without limitation, certain notes as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A (collectively, the "CUSTOMER NOTES" and each a "CUSTOMER NOTE").

     The undersigned agrees that records of Chemung Canal Trust Company, as bailee for the benefit of the Agent (or any other successor bailee, the "BAILEE") will be the accurate record of any substitutions in and additions to the Collateral.

3. COVENANTS. As long as any part of the Liabilities remain unpaid the undersigned agrees to:
     (a) defend the Collateral against all claims, keep the collateral free from other security interests and not dispose of any portion of the Collateral without the Agent's written consent or in accordance with the terms hereof;
     (b) notify the Agent promptly of any changes in the undersigned's name or address;
     (c) notify the Agent of any change in legal entity structure or change in state of organization, if applicable;
     (d) execute and deliver and hereby authorizes Agent to file any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action the Agent requests in relation to the security interest;
     (e) pay all taxes and other charges which may be levied against the Collateral.
     (f) deliver to Agent and the Bailee, as requested by Agent, but in any event at least quarterly, an updated SCHEDULE A reflecting all outstanding Customer Notes and deliver to the Bailee within 15 days of each month end, the original of any such Customer Note not previously delivered to the Bailee.

4. WARRANTIES. As long as any part of the Liabilities remain unpaid the undersigned warrants to the Agent and each of the Lenders that:
     (a)  each document representing the Collateral is genuine;
     (b)  the undersigned owns the Collateral;
     (c)  the undersigned is fully authorized to enter into this Agreement.
     (d) SCHEDULE A sets forth all of the Borrower's Customer Notes as of September 30, 2002 and any replacement SCHEDULE A will set forth all of the Borrower's Customer Notes at such time which have not otherwise been released by the Agent as set forth below.

5. RELEASE OF COLLATERAL. From time to time, provided there exists no Event of Default, Agent shall, upon written request by Borrower to Bailee therefor, release from its security interest one or more Customer Notes for a Permitted Purpose (hereafter defined) within five (5) business days from the receipt of such request and will authorize its Bailee to release to Borrower such original Customer Note at such time. "PERMITTED PURPOSE" as used herein shall mean (i) the sale of one or more Customer Notes at fair market value to a bonafide third party, or (ii) the use of such Customer Notes for substitutions in conjunction with such sales or any prior sales.

     From time to time, provided there exists no Event of Default, Agent shall, upon written request by Borrower to Bailee therefor, authorize the release from the Bailee's possession within five (5) business days from the receipt of such request one or more Customer Notes for the commencement by Borrower and continuation of a foreclosure or repossession proceeding with respect to such Customer Note, provided, however, the Agent's security interest in such Customer Note and any proceeds thereof shall remain in full force and effect and shall not be deemed to be released by such delivery.

6.   DEFAULT. Any of the following will constitute an Event of Default:
     (a) any Obligor shall default in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Credit Agreement or in any instrument or document delivered pursuant to this Agreement or the Liabilities beyond any applicable notice or grace period.
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)    shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

     Upon the occurrence of an Event of Default, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

7. INCOME. So long as no Event of Default occurs, the undersigned shall have the right to receive all cash income (whether principal or interest) from the Collateral. If the Agent receives any cash income before the occurrence of an Event of Default, the Agent agrees to turn it over to the undersigned. Once an Event of Default occurs, the undersigned will no longer be entitled to receive any cash income and if the undersigned receives any, the undersigned agrees to turn it over to the Agent for the benefit of the Lenders. The Agent may apply the net cash payments to the Liabilities but the Agent will account for it and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

8. GENERAL WAIVERS. Without affecting the undersigned's liability to the Agent or the Banks, as set forth in the Credit Agreement, any of the following may be done without notice to the undersigned:
     (a) change, renew or extend the time for repayment or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to any part of the Liabilities;
     (c) surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d) release or discharge any party liable to the Agent or the Banks in whole or in part for the Liabilities or accept any additional parties or guarantors;
     (e) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (f)  settle or compromise any and all claims;
     (g) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities, to the Liabilities in any order the Banks choose;
     (h)  change any of the terms of its agreements with the Bailee.

9. CUSTODY OF COLLATERAL. The Agent agrees to use reasonable care to protect any Collateral in its possession. However, neither the Agent nor the Bailee shall be required to:
     (a)  collect any debt;
     (b)  exercise any conversion rights;
     (c)  take any steps necessary to preserve rights against prior parties;
     (d) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned;
     (e)  act upon any request the undersigned may send the Agent.

10. CHANGES IN COLLATERAL. The undersigned authorizes the Agent whether through its Bailee or otherwise to:
     (a) whether or not an Event of Default has occurred, to receive and hold as additional collateral any non-cash increases in or profits or distributions, or non-cash dividends on the Collateral;

     (b) if an Event of Default has occurred, surrender the Collateral and receive any payment or distribution upon redemption, dissolution or liquidation of the issuer of the Collateral;

If the undersigned receives any of the payments or distributions contrary to the provisions described above, the undersigned agrees to turn them over to the Agent for the benefit of the Lenders.

11. FURTHER ASSURANCES. The undersigned appoints the Agent as its attorney to take any necessary steps, including the filing of financing statements, to perfect the Agent's security interest without first obtaining the undersigned's signatures. Upon the Agent's request, the undersigned will execute any amendments, and hereby authorizes Agent to file any amendments or continuation forms, which are necessary to perfect and continue the Agent's security interest in the Collateral.

12. FEES AND EXPENSES. The undersigned agrees to pay all the Agent's reasonable costs, including reasonable attorneys' fees for necessary court process in enforcing this Agreement or realizing upon the Collateral.

13. MODIFICATION. This Agreement cannot be modified except by a written agreement.

14. NOTICES. The undersigned waives any right to notice of any action the Agent may take with respect to the Collateral. If the Agent shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a new address which the undersigned shall have notified the Agent of in writing. The undersigned agrees that notice of foreclosure sale sent at least five (5) days before the sale provides the undersigned with a reasonable opportunity to exercise our right of redemption of the Collateral and any other legal rights.

15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the State of New York. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such further address as the undersigned may specify to the Agent in writing.

16. INTERCREDITOR AGREEMENT. Certain provisions of this Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as agent for the banks under that certain Term Loan Agreement with Hardinge Inc., dated as of the date hereof as amended from time to time ("Term Loan Agreement") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the Borrower or any successor or assign of the Borrower, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of an Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph but not otherwise defined in this Agreement shall have the meanings set forth in the Intercreditor Agreement.

17. WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM DELAY BY THE AGENT AND ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed as of the 24th day of October, 2002.

Address for Notices:                        HARDINGE INC.

One Hardinge Drive
Elmira, New York 14902                      By: /s/ J. PATRICK ERVIN
Attn: Chief Financial Officer                   --------------------------------
                                                 J. Patrick Ervin, President
                                                 and Chief Executive Officer

                                   SCHEDULE A

                                       TO
                            PLEDGE SECURITY AGREEMENT
                                (CUSTOMER NOTES)
                                     BETWEEN
                          JPMORGAN CHASE BANK, AS AGENT
                                       AND
                                  HARDINGE INC.

                          DATED AS OF OCTOBER 24, 2002


                            CUSTOMER NOTES RECEIVABLE

                                                                      Outstanding
                                                                      Principal
                                                                      Balance at
Note #                     Customer Name                              September 30, 2002
------                     -------------                              ------------------
1981                       Advance Machine Corp                        34,349.00
1112                       Aircraft Ducting Repair Inc                 45,925.00
2140                       Astro Seal Inc                             515,136.00
1122                       Badge Machine Products Inc                 111,302.00
1172                       Badge Machine Products Inc                 198,969.00
1182                       Beck Engineering                            33,580.00
3998                       C M V Industries                            50,624.09
4917                       C M V Industries                            20,760.56
2551                       Cleveland Special Tool Inc                  41,605.00
3787                       Code Engineering Co                         56,012.00
2449                       Custom Brackets                            127,191.37
2521                       Custom Heliarc Welding & Mach               46,627.00
5618                       D & E Specialties                           95,244.00
1002                       D & K Machine Co Inc                        56,550.00
2248                       D S Precision                               46,040.58
1292                       Digital Machine                             12,988.12
1675                       Eagle Industries Inc                       117,896.81
1062                       Eastaboga Tackle Mfg Co Inc                144,549.88
2516                       Edco Machine Co Inc                         59,954.28
2200                       Elco Enterprises Inc                        64,715.00
1072                       Ellis Enterprises Inc                      212,656.86
2679                       F W Hall Industries Inc                     28,595.00
2689                       F W Hall Industries Inc                     29,109.00

2829                       F W Hall Industries Inc                     30,034.00
2839                       F W Hall Industries Inc                     31,415.00
2071                       Firstar Precision Corp                     174,704.97
1012                       Full Spectrum Design                       118,872.00
1591                       Glass Processing Co Inc                     15,939.00
2241                       Greenfield Machine Works                   190,435.00
2251                       Greenfield Machine Works                    60,568.16
2509                       In Tenths Industries Inc                    97,933.00
3328                       J Alan Torgeson Machining                   72,396.20
5758                       J Alan Torgeson Machining                   71,596.38
2531                       J B  Tool & Die Co Inc                      26,419.00
1759                       Mahoning Valley Machining                   33,335.00
6018                       Major Tooling Inc                           59,306.00
1152                       Metal Industries                            56,527.00
2541                       Metrologic Instruments Inc                  84,931.31
1055                       Morgan Branch C N C Inc                     72,541.00
3118                       On-Line Services Inc                        68,729.60
2726                       Phoenix Logistics inc                       56,491.00
1022                       Precision Machinists Co Inc                105,560.00
1082                       Proform Mfg Inc                             54,604.00
5858                       Quality Tolerance Inc                       35,752.00
1132                       Rigby Precision Products                    44,360.00
5108                       Southern Machine & Tool Co                  83,716.32
3899                       Specialty Machines & Mfg                     3,344.00
1778                       Sto-Kar Enterprises Inc                     34,725.00
3739                       Sure Tight Mfg Inc                          25,079.00
1192                       Swissway Inc                                90,608.29
1730                       T N B LLC                                  312,805.00
1142                       T N T Machine Co Inc                       169,827.30
1202                       Tempco Mfg Co Inc                          302,148.00
1222                       V S Precision                               38,610.00
1232                       V S Precision                              123,945.00
2577                       Victory 1 Performance                          810.00
1042                       Volker Precision Products                   49,371.50
2028                       Wright Technologies Inc                    104,538.00
2963                       Wright Technologies Inc                     14,494.00
1092                       Youngstown Aluminnum Prods                  51,093.77
                                    sub total holder 1              5,117,945.35
3938                       A & P Machine & Tool Inc                    38,250.00
3419                       A B Engineering & Molding                  167,304.12
3528                       A H Metal Works Inc                         38,375.00
2450                       Adams Machine & Tool Inc                   128,550.00
1627                       Agan Machine Products Inc                    7,461.00

2173                       American Plas-Tech Inc                       8,160.60
3958                       Ameritool Manufacturing                     15,981.00
1659                       Automatic System Developers                 66,232.00
1825                       B H Instrument Co Inc                        5,062.00
3479                       Beaver Equipment Worldwide                  53,193.00
1876                       Blue Ridge Precision Machine                54,005.64
1920                       Bluebonnet Precision Inst                  130,188.81
1376                       California Precision Machining               5,019.25
2603                       Custom Machining Inc                         2,629.92
2228                       D & B Industries Inc                        28,343.03
4957                       D & E Specialties                           44,305.68
4967                       D & S Machine Inc                           23,764.00
4008                       D T C Engineering                           54,142.70
4018                       Diamond Dental Mfg Corp                    111,550.30
4787                       Discharge Machining Inc                      6,762.81
2236                       E & J Machine Co                            68,292.50
5678                       Elmira Grinding Works Inc                  102,384.00
4987                       Enrex Corp                                   6,725.00
2006                       Excel Machine Products Inc                  62,383.76
1887                       F W Hall Industries Inc                     23,273.50
1527                       Fas-Tronics Inc                             74,099.75
3206                       G M J Machine Co Inc                         6,166.34
3618                       G S P Components Inc                        38,445.00
2406                       Har Technologies Inc                        25,079.00
2416                       Har Technologies Inc                        31,219.50
2426                       Har Technologies Inc                        25,617.00
2436                       Har Technologies Inc                        24,512.00
2566                       Har Technologies Inc                        25,079.00
3046                       Har Technologies Inc                        62,534.00
3716                       Har Technologies Inc                        33,721.00
3746                       Har Technologies Inc                        33,721.00
3936                       Har Technologies Inc                        35,725.00
3956                       Har Technologies Inc                        35,275.00
4026                       Har Technologies Inc                        35,275.00
2717                       Hickok Precision Machining                  27,392.00
1719                       Horton, Kit Tooling Inc                     50,000.00
1656                       Husa Accurate Mach Works Inc                23,511.00
2728                       Husa Accurate Mach Works Inc               125,902.00
4588                       Husa Accurate Mach Works Inc                16,764.00
4088                       Iron Man Machine                            31,082.00
4098                       J & D Machine Inc                           66,655.45
5768                       J E F Precision Sheetmetal                  44,348.77
3088                       Jemco Components & Fab Inc                  69,676.85

3600                       Johnson Machine & Fibre Prods              240,727.00
2576                       K & S Manufacturing Co                       2,593.00
3008                       Kno Mar Tool & Mold Inc                     60,084.00
4968                       Kno Mar Tool & Mold Inc                     38,717.70
1958                       Kovel High Desert Racing                   102,828.00
1990                       Lincoln Die & Mfg Co Inc                    98,920.00
3079                       M C S Inc                                   84,997.00
5397                       M K D Machining Inc                         33,750.00
1389                       Mahoning Valley Machining                   44,188.40
4778                       Major Tooling Inc                           57,720.00
1554                       Micro Machine Shop                           3,832.61
5028                       Millennium Hydraulics Inc                   46,928.00
1644                       Output Dynamice                             13,964.16
2736                       Pol-Tek Industries Ltd Inc                   2,600.00
1558                       Premier Tool & Mold Inc                     66,592.00
2305                       Professional Precision Prods               168,724.50
4120                       Prolyx LLC                                  39,761.75
1988                       Pulley Industries                           63,495.00
1146                       Quality Tolerance Inc                        5,272.00
2418                       Quality Tolerance Inc                      135,919.00
3877                       Quality Tolerance Inc                       59,444.00
5048                       Quality Tolerance Inc                      106,930.00
4178                       R M Precison Tech                          120,752.60
2547                       R P M Associates                            99,210.02
4368                       R P M Machine Inc                           49,735.83
2227                       R S Precision Inc                           43,661.00
5358                       Reliable Tool & Machine Inc                 91,304.74
2984                       Resco Precision                             49,028.40
2567                       Reuter Mfg Inc                              67,908.77
2826                       Reuter Mfg Inc                              60,426.05
4126                       Reuter Mfg Inc                             103,720.97
2969                       Richmond Engineering                         5,853.26
1469                       Rodman Aerospace Products                   41,236.00
1680                       Rodman Aerospace Products                   11,049.00
1418                       Romstar Engineering                         86,485.00
3488                       Ronson Mfg Inc                              55,069.00
3768                       Roofe Precision Products Inc                32,514.49
2756                       S H E Industries Inc                        31,442.26
2503                       S P M Company                               13,818.76
2360                       Sandia Services Co                         102,958.41
1890                       Sinko Machine Tool                         120,441.18
3139                       Smart Technologies Inc                     318,636.00
2097                       Star Instrument Co                          45,484.03

4668                       Star Instrument Co                          74,271.00
4687                       Star Instrument Co                          76,161.00
4697                       Star Instrument Co                          73,899.00
5378                       Star Instrument Co                          92,115.75
2606                       Triangle Automatic Inc                       2,173.00
4278                       Turbodyne Systems Inc                       54,133.68
3546                       Twintec Inc                                 22,027.50
1439                       Unmann, Michael H                           65,235.00
2000                       Unmann, Michael H                           53,825.51
3099                       Unmann, Michael H                           39,664.00
3014                       Van Cort Instruments Inc                   111,274.15
                                    sub total holder 2              5,887,643.76
1869                       Aplicaciones Industriales                   24,748.50
2887                       Asesores Tecnicos Indust                    18,732.00
5587                       Asesoria Manufactura Y Proy                 51,709.39
5647                       Asesoria Manufactura Y Proy                226,800.00
3836                       Auto & Partes Y Maquinados                  44,578.50
1568                       Auto Partes Y Maquinados                     2,054.72
5478                       Auto Partes Y Maquinados                    59,128.00
1079                       Cepeda, Ruben                               26,125.43
3530                       Cepeda, Ruben                               76,738.35
1910                       Combustion Diesel                           15,695.46
1578                       Commercializadora Mifisa                    11,130.00
1052                       Compania Industrial Quezada                 66,642.00
3359                       Daniel Hernandez Moreno                     43,736.00
2803                       Diseno Industrial Y Fab                      5,549.80
3890                       Disenos Y Proyectos Indus                   40,655.00
1941                       Doga Maquinados Y Fab                      184,326.05
1361                       Fabricaciones Industriales                  34,782.24
2538                       Fabricantes Y Servicio's Ind                40,860.00
3789                       Fernando Pages Guaderrama                   15,802.96
4347                       Formag S A CV                               22,920.00
2410                       Gonzalez, Sylvia Mancha                     48,621.00
1629                       Grupo Palancas SA DE CV                     40,768.00
3369                       Herramientas Y Moldes Ind                    9,806.61
2191                       Hidraulica Y Mecanica                      135,488.90
2670                       Industrial Source                           30,894.00
1460                       Industrias Valgo                            25,763.16
1951                       Industrias Valgo                            29,536.00
1371                       Ingeneiria Integrada Indust                 52,020.00
1470                       Interfil S A DE C V                         27,512.00
3379                       Interfil S A DE C V                         22,410.00
3540                       Interfil S A DE C V                         42,674.60

2409                       J C Mold & Die                               8,787.84
1889                       Manufacturas Carlos                         33,035.40
2159                       Manufacturas Especializadas                 28,210.00
2451                       Maquinados De Prec Pages                    62,335.00
3389                       Maquinados De Precision                      6,058.50
2411                       Maquinados Industriales Bega                31,250.00
2110                       Maquinados Laser Mach Shop                  19,516.00
1070                       Maquinados Valgo                            37,696.00
2599                       Maquinados Valgo                            20,496.00
1780                       Maquinados Y Accesorios                     31,278.00
3714                       Maquinados Y Representacione               180,148.54
1490                       Maquinados Y Servicios                      12,214.16
2120                       Maquysi S De R L                            28,288.00
1381                       Marquet S A De C V                          69,748.00
6008                       Marquet S A De C V                          20,618.75
1080                       Mauricio Delgado Saenz                      43,438.00
2759                       Mauricio Delgado Saenz                      42,869.41
3550                       Mauricio Delgado Saenz                      76,682.00
1102                       Metaloplasticos Aural S A DE C V            38,944.00
1821                       Microscopios SA                             54,924.00
5098                       Microscopios SA                             17,161.50
2169                       Modelos Tecnicos Roble                         940.00
2929                       Mold-Tec De Cuernavaca                      19,987.50
3560                       Moldes Y Plasticos Monterry                 35,954.88
1212                       Oscar Marcos Villalobos Alvarado            32,680.80
2068                       Plastic Molds & Dies                        18,690.00
5488                       Precision Jesa                               1,496.00
1141                       Precision Jhesa SA DE CV                    17,652.00
3570                       Precision Moderna                           45,645.00
3908                       Precision Tensa                             13,768.00
1220                       Presotec S A DE C V                         26,793.78
3580                       Presotec S A DE C V                         17,569.28
3399                       Productos Winner S A DE C V                 10,297.50
2430                       Ramirez, Jose Cruz                          41,203.89
1899                       Rosa Maria Ibanez Salazar                    4,078.10
1831                       Soto, Abel                                  44,639.25
1987                       Talleres Diversificados                      7,842.00
2285                       Tecnologia Y Mecanismos                     25,980.16
2440                       Vicente Valenzuela Acosta                   25,480.00
                                    sub total holder 3              2,732,605.91
3590                       Peak Precision Inc           holder 4      561,438.68

                                    Total                          14,299,633.70

[JPMORGAN CHASE LOGO]

                                    GUARANTY

          This Guaranty is granted by the each of the undersigned (hereinafter collectively and individually referred to as the "Guarantor") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901 ("Business Office"), as agent for the Lenders (as defined below), (hereinafter with its respective successors and assigns, collectively or individually, as the context may require, referred to as "Agent").

          1. RECITALS. Hardinge Inc., a New York corporation (the "Borrower") has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation arising under (i) that certain Multicurrenty Credit Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "Bank" and collectively, the "Banks"), and as the same may be amended from time to time (the "Credit Agreement"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain arrangements with JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now or hereafter existing (collectively and each individually, a "Credit Arrangement") (the Banks and the other banks and institutions set forth above are collectively referred to as the "Lenders", and each individually, a "Lender"); and each of the undersigned represents that it is financially interested in the Borrower's affairs and expects to derive advantage from each and every such accommodation;

          2. CONSIDERATION. To induce Agent and the Lenders, at their option, at any time or from time to time, to extend such Credit Arrangements, the Guarantor hereby agrees as follows:

          3. GUARANTY. The Guarantor (and if there is more than one Guarantor, jointly and severally) absolutely and unconditionally guarantees to Agent, for the benefit of the Lenders and itself as Agent that the Borrower will promptly perform and observe every agreement and condition contained in any instrument, writing or arrangement relating to or the subject of any such Credit Arrangement to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by Agent or any Lender in accordance with the terms thereof, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by Agent (collectively, the "Guaranteed Obligations"), and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The

Guarantor agrees that, as between the Guarantor and Agent, the Guaranteed Obligations may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), the Guaranteed Obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty. The Guarantor further guarantees that all payments made by the Borrower to Agent for the benefit of the Lenders or itself as Agent of any Guaranteed Obligation will, when made, be final and agrees that if any such payment is recovered from, or repaid by, Agent or any of the Lenders in whole or in part by reason of any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

          This is a guaranty of payment and performance and not a guaranty of collection only.

          This Guaranty is enforceable irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of a Credit Arrangement or the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether Agent shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment.

          4. CONSENTS AND WAIVERS. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or Guaranteed Obligation may be waived or the time of performance thereof extended by Agent, and payment of any Guaranteed Obligation may be accelerated in accordance with any agreement governing the same, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as Agent may determine, or any co-guarantor or any other party liable upon or in respect of any obligation may be released, and any of the acts mentioned in any Credit Arrangement may be done, all without notice to or affecting the liability of the Guarantor hereunder. The Guarantor waives notice of acceptance of this Guaranty and of the creation of any Guaranteed Obligations. The Guarantor hereby waives presentment of any instrument, demand for payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the Guaranteed Obligations. The Guarantor hereby further waives any defense whatsoever which might constitute a defense available to, or discharge of, the Borrower or a guarantor. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of Agent or any of the Lenders or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums

(including interest, costs and expenses) which may be or become payable by the Borrower to such party at any time or from time to time, unless the Guaranteed Obligations shall be paid in full.

          5. CONTINUING GUARANTY; TERMINATION. This Guaranty shall be a continuing guaranty, and Agent may continue to act in reliance hereon until the receipt by Agent of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations, absolute or contingent, of the Guarantor hereunder with respect to any such accommodation given prior to such notice. Such notice shall be effective only after receipt by Agent at its Business Office, and Agent shall have had a reasonable time to act upon such notice at each of its offices extending financial accommodation to Borrower.

          6. FINANCIAL STATEMENTS. The Guarantor shall furnish to Agent, after the end of the Guarantor's fiscal year or at such other times or intervals as Agent may request, financial statements certified by the Guarantor showing the Guarantor's financial condition at the end of and for the entire fiscal year. Such statements shall fairly present the financial condition of the Guarantor as at the end of such fiscal year or periods in accordance with generally accepted accounting principles consistently applied. Upon demand by Agent, the Guarantor shall retain an independent certified public accountant acceptable to Agent to prepare such financial statements, on an audited, review or compilation basis, as selected by Agent, and as to audited statements, accompanied by a satisfactory report of such accountants which shall not contain any qualification of opinion or disclaimer by reason of audit limitations imposed by the Guarantor. Further, Guarantor agrees to furnish to Agent copies of its tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

          7. FOREIGN CURRENCIES. With respect to each obligation (or portion thereof) hereby guaranteed that is payable in a foreign currency, the following provisions shall apply: the Guarantor shall be obligated to pay to Agent for the benefit of the Lenders the unpaid amount of such Guaranteed Obligation in the same foreign currency and place in which such Guaranteed Obligation is payable by its terms; provided, however, that the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payment of such unpaid amount as aforesaid, the Guarantor shall be obligated to) pay to Agent for the benefit of the Lenders at JPMorgan Chase Bank's principal office in New York City the equivalent of such unpaid amount in United States currency computed at JPMorgan Chase Bank's selling rate, most recently in effect on or prior to the date such Guaranteed Obligation becomes due, for cable transfers of such foreign currency to the place where such Guaranteed Obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold Agent and the Lenders harmless from any loss incurred by such party arising from any change in the value of United States currency in relation to such foreign currency between the date such Guaranteed Obligation becomes due and the date Agent is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such Guaranteed Obligation is payable, to apply such foreign currency to such obligation. The term "foreign currency' as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such Guaranteed Obligation.

          8. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent and the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which Agent or Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to Agent or Lenders in connection with any Credit Arrangement.

          9. SECURITY. As collateral security for the payment of any and all obligations and liabilities of the Guarantor to Agent and/or the Lenders, now existing or hereafter arising, the Guarantor grants to Agent for the benefit of the Lenders and itself as Agent a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the Guarantor now or at any time hereafter held or received by or for or left in the possession or control of Agent or any Lender or any of their respective affiliates, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

          10. REPRESENTATIONS AND WARRANTIES. Each Guarantor which is other than an individual represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Guaranty and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Guarantor's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Guaranty have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Guaranty constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Agent from time to time by the Guarantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Guarantor or which may materially adversely affect the financial condition, operations, properties or business of the Guarantor or the ability of the Guarantor to perform its obligation under this Guaranty; and (h) there has been no material adverse change in the financial condition of the Guarantor since the last such financial statements or information. If the Guarantor is an individual, the Guarantor represents and warrants the correctness of clauses
(c), (d), (e), (f), (g) and (h) above to the extent applicable to an individual.

          11. COSTS. The Guarantor agrees to reimburse Agent on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Agent and costs allocated by its internal legal department) in connection with the enforcement of this Guaranty.

          12. ENTIRE AGREEMENT, AMENDMENT AND WAIVERS. This Guaranty constitutes the entire agreement between the Guarantor and Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Agent in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder. No waiver shall be deemed to be made by Agent of any of its rights hereunder unless the same shall be in writing signed on behalf of Agent, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of Agent or the Lenders or the obligations of the Guarantor to Agent or the Lenders in any other respect at any other time.

          13. SUCCESSORS. This agreement shall be immediately binding upon the Guarantor, and the successors of the Guarantor. Agent, in accordance with the terms of the Credit Agreement, may assign this Guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such security, if any such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of Agent, and Agent shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

          14. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Agent in writing.

          15. GUARANTOR WAIVERS. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          IN ADDITION, EACH GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF

DELAY BY AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

          IN WITNESS WHEREOF, the Guarantor has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) or partner(s) the 24th day of October, 2002.

                                         HARDINGE TECHNOLOGY SYSTEMS, INC.
Address for notices:

One Hardinge Drive                       By: /s/ J. PATRICK ERVIN
Horseheads, New York 14845                  ---------------------------------
Attn: Chief Executive Officer                   J. Patrick Ervin, President
Telecopier No.: (607) 734-5517

STATE OF NEW YORK     )
                        ss.:
COUNTY OF CHEMUNG     )

          On the 23rd day of October, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared J. Patrick Ervin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                        /s/ DOUGLAS C. TIFFT
                                        ----------------------------------------
                                        Notary Public

[JPMORGAN CHASE LOGO]

                               SECURITY AGREEMENT

     The undersigned executes and delivers this Security Agreement (the "SECURITY AGREEMENT") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901, as agent for the Lenders (as defined below) (the "AGENT") in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders or any of them to HARDINGE INC., a New York corporation (the "BORROWER") or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

     1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the Borrower to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Banks or Agent, arising under (i) that certain Multicurrency Credit Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collectively, the "BANKS"), and as the same may be amended from time to time (the "CREDIT AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and
(iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now or hereafter existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "Lenders" and each individually, a "Lender").

     The term "COLLATERAL" means all of the following personal property of the undersigned, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including: the balance of every deposit account, now or hereafter existing, of the undersigned with any of the Banks and any other claim of the undersigned against any of the Banks or Agent, now or hereafter existing, all moneys, including without limitation, investment property, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to the Agent, or any of the Lenders, and all of the undersigned's accounts, contract rights, goods (including equipment, machinery and inventory), instruments (including customer notes), documents, chattel paper, letter of credit rights, and general intangibles, including, without limitation, (i) all inventions used by the undersigned in the undersigned's business, including without limitation, all inventions described on SCHEDULE A attached hereto (collectively, the "INVENTIONS"), (ii) all letters patent issued on and applications for letters patent filed in connection with the Inventions whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all letters patent described on SCHEDULE A, together with any reissue, continuation, continuation-in-art or extension thereof (collectively, the "LETTERS PATENT"),
(iii) the applications therefor, including without limitation, all applications described on Schedule A (collectively, the "APPLICATIONS"), (iv) all licenses for the use of the Letters Patent, including without limitation, all licenses described on Schedule A (collectively, the "LICENSES") and all proceeds of (i) through (iv) in any form collectively, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Letters Patent, (v) all marks used by the undersigned in the undersigned's business, including without limitation, all marks listed on SCHEDULE B hereto (collectively, the "MARKS" whether trademarks or service marks), (vi) all licenses for the use of the Marks, including without limitation, all licenses described on Schedule B (collectively, the "LICENSES"),
(vii) all goodwill associated with the Marks or with the use of each Mark and License, (viii) all registrations, certificates of registrations (and similar documents) and applications for registrations of the Marks, whether issued or pending before the United States Patent and Trademark Office, the Secretary of State of the State of New York, a governmental body of any other state, commonwealth, district or territory of the United States, whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all registration, certificates of registration and applications for registration described on Schedule B, together with any renewals thereof (collectively, the "REGISTRATIONS") and all proceeds of (v) through (viii) in any form, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Marks and of any Marks licensed under any License, or for injury to the goodwill associated with the Marks, Registrations or Marks licensed under any License, and including any other property, rights and interests of the undersigned with respect to any of the foregoing and shall include any insurance policies therefor and the supporting obligations, proceeds, products and accessions of and to any thereof.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

     2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities and as security for the undersigned's guarantee of such Liabilities, the undersigned hereby grant(s) to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against the Collateral.

     3. MAINTENANCE OF COLLATERAL. At any time and from time to time, the undersigned will: (a) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all instruments, documents and/or chattel paper as the Agent may specify in its demand; (b) give, execute, deliver, file, authorize to file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (c) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require; (d) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from the undersigned books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents;
(e) obtain the Agent's consent prior to any change of name, address, legal entity status, state of organization, location of books and records or location of Collateral other than with respect to a change in location of goods (including inventory, equipment and machinery) in the ordinary course of the undersigned's business; (f) defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of inventory in the ordinary course of the undersigned's business and, at its own expense, will bring suit in the name of the undersigned at the request of the Agent for infringement against infringers of the letters patent and any letters patent then granted on the Applications, provided, the Agent, if the Agent finds it necessary or desirable, may prosecute others for infringement and may join the undersigned as party-plaintiffs; (g) will notify the Agent of (i) the material loss or damage to the Collateral or of any material adverse change in the undersigned's business or the Collateral, (ii) any suit for infringement brought against the undersigned with respect to the Letters Patent, the Applications or the Marks and in each instance shall promptly furnish the Agent copies of all documents in connection with any such suit, (iii) any application for reissue of any Letters Patent and any letters patent when issued and of any interference or other proceeding involving any of the Collateral and (iv) if the Marks are registered, notice of such fact in the manner prescribed by Section 1111 of Title 15 of the United States Code, or by state law, if applicable; (h) mark or cause to be marked all articles, devices and machines made or sold by it, covered by letters patent and any letters patent when issued, with the word "Patent" and the number of any such patent or patents applicable thereto except where such marking would damage the article, device or machine, or if such article or device is an internal part of another machine or device, or such other notices required by law; and (i) cooperate with the Agent in obtaining control of collateral consisting of deposit accounts or electronic chattel paper, including, but not limited to entering into one or more control agreements or assignments as the Agent may request. The right is expressly granted to the Agent, at its discretion, to notify warehousemen or any other persons in possession of Collateral of the Agent's security interest therein and to obtain an acknowledgment thereof from such third person and to file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Agent as secured party and indicating therein the types or describing the items of Collateral herein specified. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the Collateral, or any part thereof, which at any time shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its reasonable discretion, to transfer to or register in the name of itself or its nominee any of the Collateral; to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on an instrument to make payment to the Agent for the benefit of the Banks; and to enforce obligations of such account debtor or obligor and to exercise or cause its nominee to exercise all or any powers with respect to the Collateral with same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of the Agent. SCHEDULE C attached hereto sets forth all of the currently operating leased locations of Collateral of the undersigned. The undersigned will provide disclaimers of interest and removal agreements from each landlord of a location set forth in Schedule C, in form satisfactory to the Agent, signed by such Landlord within thirty (30) days from the date hereof. In the event the undesigned enters into any leases after the date of this Security Agreement, the undersigned, simultaneously with the execution and delivery of such lease, will deliver to Agent a disclaimer of interest and removal agreement from such landlord, in form satisfactory to Agent. In addition, prior to any closing of mortgage financing on any real property of the undersigned, the undersigned will provide a disclaimer of interest and removal agreement from the proposed mortgagee with respect to such real property in form satisfactory to the Agent.

     4. INSURANCE. The undersigned shall keep insured all Collateral which is tangible property for full value, with such coverage as the Agent may approve, at the undersigned's expense, and, upon the Agent's request, the policies shall be duly endorsed in the Agent's favor as its interest may appear and delivered to the Agent. If the undersigned shall default in this regard, the Agent shall have the right to insure and charge the cost to the undersigned. The Agent assumes no risk or responsibility in connection with the payment or nonpayment of losses, the Agent's only responsibility being to credit the undersigned with any insurance payment received on account of losses. In the event of any default under this Security Agreement, the Agent shall have power of attorney to cancel, assign or surrender any insurance policy or policies and to collect the return premiums due thereon and to apply the proceeds thereof to the Liabilities secured hereby. The undersigned will immediately notify the Agent in writing of any damage to or loss of any of the Collateral which is tangible property.

     5. COLLECTION AND DISPOSITION. The Agent at its discretion may, or upon direction of the Banks shall, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or the Agent may, or upon direction of the Banks shall, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral. The Agent may use or operate any of the Collateral for the purpose of preserving the Collateral or its value in the manner and to the extent the Agent deems appropriate, and the Agent may render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

     Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereon), the undersigned shall, at the request of the Agent, assemble the Collateral at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Collateral or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted).

     In addition, upon default hereunder or in connection with any of the Liabilities, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may sell or cause to be sold at any location selected by it and reasonable under the circumstances, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the undersigned hereby waives the requirements of said Code), and the Agent or any of the Lenders or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity or redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The Agent
(i) shall have no obligation to clean up or otherwise prepare the Collateral for sale, (ii) may comply with any applicable law requirements in connection with the disposition of the Collateral, (iii) may sell the Collateral without giving any warranties, and any of such actions or inaction will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The undersigned will pay to the Agent all reasonable expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities secured by this Security Agreement. The Agent, at any time, at its option may, or upon direction of the Banks shall, apply the net cash receipts from the Collateral to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Agent, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid. The Agent may exercise its rights with respect to the Collateral without resorting to or regard to other collateral or sources of reimbursement for the Liabilities.

     6. REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation as such is set forth on signature pages hereto along with its tax identification or organizational number, if necessary, and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of the undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Security Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Security Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) the undersigned is the owner of the Collateral with good and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, liens, pledges or encumbrances, and the Letters Patent, the Applications and the Marks are subsisting and there are no suits or actions commenced or threatened against the undersigned with respect to the Letters Patent the Applications or the Marks; (g) all financial statements and related information furnished and to be furnished to the Agent or the Lenders from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (h) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Security Agreement; and (i) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

     7. DEFAULT. IF any of the following events of default shall occur (each an "EVENT OF DEFAULT"):
     (a) any Obligor shall default and there shall be a continuance thereof in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Credit Agreement or in any instrument or document delivered pursuant to this Security Agreement or the Liabilities (including a failure to comply with the preceding paragraph) beyond any applicable notice and grace periods;
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)    shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

THEN, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

     8. SETOFF. In the event that any amount becomes due and payable hereunder and the Agent shall have demanded payment thereof from the undersigned, in addition to all other rights and remedies, the Agent and each of the Lenders (including subsidiaries and each and every affiliate) is hereby irrevocably authorized, without prior notice to the undersigned, to set off any balances held for the account of or any other liability owing by any such Lender or Agent or any such affiliate to the undersigned at any of the Agent's or Lenders' (or such subsidiary's or affiliate's) offices, in dollars or any other currency, against any of the obligations of the undersigned to the Lenders or Agent, as the such Lender or Agent may elect.

     9. NOTICES. All notices, requests, demands or other communications to or upon the undersigned or the Agent shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned set forth below the undersigned's execution of this Security Agreement, (b) of the Agent as first set forth above, or (c) of the undersigned or the Agent at such other address as the undersigned or the Agent shall specify to the other in writing.

     10. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Security Agreement constitutes the entire agreement between the undersigned and the Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by the Agent or any of the Lenders in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

     11. GENERAL WAIVERS. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments (the "SECURED DOCUMENTS"). The undersigned waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement which are permitted by law to be waived, and which would, if not waived, impair the Agent's enforcement of this Security Agreement or release any Collateral from the Agent's security interest hereunder. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent does not have to give the undersigned notice of any of the following:

     (a)  notice of acceptance of this Security Agreement;
     (b) notice of loans made, credit extended, Collateral received or delivered;
     (c)  any Event of Default (except as otherwise expressly provided herein);
     (d) any action which the Agent does or does not take regarding any Obligor or any other person or any other collateral securing the Liabilities;
     (e) except as otherwise provided herein, enforcement of this Security Agreement against the Collateral; or
     (f)  any other action taken in reliance on this Security Agreement.

     The undersigned waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Agent's enforcement of its security interests. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent or the Banks, as set forth in the Credit Agreement, may do any of the following without notice to the undersigned except to the extent that notice to the undersigned is required under another Secured Document or in each case in which the agreement of such undersigned is required because such undersigned is a principal party to a Liability and, as a matter of contract, the agreement of such undersigned is required:

     (a) change, renew or extend the time for repayment of all or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to all or any part of the Liabilities;

     (c) release, surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d)  fail to perfect any security interest in any Collateral;
     (e) release or discharge any party liable to the Agent or any of the Banks in whole or in part for the Liabilities, or accept any additional parties or guarantors;
     (f) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (g) settle or compromise any and all claims pertaining to the Liabilities and the Collateral; and
     (h) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities in any order the Banks choose.

     THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY THE AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     12. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent or the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which the Agent or the Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to the Agent in connection with any of the Liabilities.

     13. GOVERNING LAW; JURISDICTION. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to the Agent in writing.

     14. ASSIGNMENT. In accordance with the terms of the Credit Agreement, the Banks and the Agent may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral, and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of such party hereunder with respect to such Collateral, but such party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

     15. WAIVER OF PRESENTMENT, ETC. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.

     16. MISCELLANEOUS. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Collateral of the undersigned shall apply to any Liability or any Collateral of any or all of them. JPMorgan Chase Bank shall act for itself and its affiliates and the Lenders as collateral agent hereunder. This Security Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all existing as well as future transactions between the Agent and the undersigned that shall be at any time closed; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

     17. INTERCREDITOR AGREEMENT. Certain provisions of this Security Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as Agent for the Banks under that certain Term Loan Agreement with Hardinge, Inc. dated as of the date hereof, as amended from time to time ("TERM LOAN AGREEMENT") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Security Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the undersigned or any successor or assign of the undersigned, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of any Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph, but not otherwise defined in this Security Agreement, shall have the meanings set forth in the Intercreditor Agreement.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) as of this 24th day of October, 2002.

                                              HARDINGE TECHNOLOGY SYSTEMS, INC.
Address for notices:

One Hardinge Drive                            By: J. PATRICK ERVIN
Horseheads, New York 14845                       -----------------------------
Attn: Chief Executive Officer                     J. Patrick Ervin
Telecopier No.: (607) 734-5517

State of Organization: New York

Tax ID/Organizational Number: 16-1326427

                                   SCHEDULE A

                                     Patents

                                      None

                                   SCHEDULE B

                          Trademarks and Service Marks

                                      None

                                   SCHEDULE C

                                Leased Locations

                                 PROMISSORY NOTE


$2,830,189.00                                                   October 24, 2002
                                                              New York, New York

     HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of NBT BANK, NATIONAL ASSOCIATION (the "Bank") at the principal office of JPMorgan Chase Bank at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Credit Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Two Million Eight Hundred Thirty Thousand One Hundred Eighty-nine and no/100 Dollars ($2,830,189.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Credit Agreement, on the dates and in the manner provided in said Credit Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Credit Agreement referred below, interest rate, Currency, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

          This is one of the Notes referred to in that certain Multicurrency Credit Agreement (as amended from time to time the "Credit Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                          HARDINGE INC.


                                        By  /s/ J. PATRICK ERVIN
                                           -------------------------------------
                                             J. Patrick Ervin, President
                                             and Chief Executive Officer

                                SCHEDULE TO NOTE

Date Made or    Principal Amount   Interest Rate      Maturity Date      Balance          Notation By
Repaired        & Currency                                               Outstanding
------------    ----------------   -------------      -------------      -----------      -----------








                                 PROMISSORY NOTE

$9,339,623.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of JPMORGAN CHASE BANK (the "Bank") at its principal office at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Credit Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Nine Million Three Hundred Thirty-nine Thousand Six Hundred Twenty-three and no/100 Dollars ($9,339,623.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Credit Agreement, on the dates and in the manner provided in said Credit Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Credit Agreement referred below, interest rate, Currency, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

          This is one of the Notes referred to in that certain Multicurrency Credit Agreement (as amended from time to time the "Credit Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                         HARDINGE INC.


                                         By   /s/ J. PATRICK ERVIN
                                           ------------------------------------
                                              J. Patrick Ervin, President
                                              and Chief Executive Officer

                                SCHEDULE TO NOTE

Date Made or         Principal Amount   Interest Rate      Maturity Date      Balance            Notation By
Repaired             & Currency                                               Outstanding
------------         ----------------   -------------      -------------      -----------        -----------








                                 PROMISSORY NOTE

$8,915,094.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank") at the principal office of JPMorgan Chase Bank at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Credit Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Eight Million Nine Hundred Fifteen Thousand Ninety-four and no/100 Dollars ($8,915,094.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Credit Agreement, on the dates and in the manner provided in said Credit Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Credit Agreement referred below, interest rate, Currency, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

          This is one of the Notes referred to in that certain Multicurrency Credit Agreement (as amended from time to time the "Credit Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                          HARDINGE INC.


                                          By   /s/ J. PATRICK ERVIN
                                            ------------------------------------
                                               J. Patrick Ervin, President
                                               and Chief Executive Officer

                                SCHEDULE TO NOTE

Date Made or      Principal Amount   Interest Rate      Maturity Date      Balance            Notation By
Repaired          & Currency                                               Outstanding
------------      ----------------   -------------      -------------      -----------        -----------








                                 PROMISSORY NOTE

$8,915,094.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") at the principal office of JPMorgan Chase Bank at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Credit Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Eight Million Nine Hundred Fifteen Thousand Ninety-four and no/100 Dollars ($8,915,094.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Credit Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Credit Agreement, on the dates and in the manner provided in said Credit Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Credit Agreement referred below, interest rate, Currency, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loans made by the Bank.

          This is one of the Notes referred to in that certain Multicurrency Credit Agreement (as amended from time to time the "Credit Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

          The Credit Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                          HARDINGE INC.


                                          BY     /s/ J. PATRICK ERVIN
                                            ------------------------------------
                                                  J. Patrick Ervin, President
                                                  and Chief Executive Officer

                                SCHEDULE TO NOTE

Date Made or      Principal Amount   Interest Rate      Maturity Date      Balance            Notation By
Repaired          & Currency                                               Outstanding
------------      ----------------   -------------      -------------      -----------        -----------








                                                                  Execution Copy

[JPMORGAN CHASE LOGO]


                               TERM LOAN AGREEMENT

                          Dated as of October 24, 2002

                                      among

                                  HARDINGE INC.

                                (the "Borrower")

                           the Banks signatory hereto


                               JPMORGAN CHASE BANK

                          as Sole Administrative Agent

                                       and

                          KEYBANK NATIONAL ASSOCIATION

                             as Documentation Agent

                                   ----------

                               JPMORGAN CHASE BANK
                      as Exclusive Advisor, Sole Bookrunner
                             and Sole Lead Arranger

                                TABLE OF CONTENTS

    TITLE                                                                                                      PAGE
    -----                                                                                                      ----
ARTICLE 1   DEFINITIONS; ACCOUNTING TERMS.........................................................................1
    Section 1.01.  Definitions....................................................................................1
    Section 1.02.  Accounting Terms..............................................................................10

ARTICLE 2   THE CREDIT...........................................................................................10
    Section 2.01.  The Loans.....................................................................................10
    Section 2.02.  The Notes.....................................................................................11
    Section 2.03.  Purpose.......................................................................................11
    Section 2.04.  Borrowing Procedures..........................................................................11
    Section 2.05.  Prepayments...................................................................................11
    Section 2.06.  Interest Periods..............................................................................11
    Section 2.07.  Interest......................................................................................12
    Section 2.08.  Certain Notices...............................................................................12
    Section 2.09.  Payments Generally............................................................................12
    Section 2.10.  Fees..........................................................................................13

ARTICLE 3   YIELD PROTECTION; ILLEGALITY; ETC....................................................................13
    Section 3.01.  Additional Costs..............................................................................13
    Section 3.02.  Limitation on Types of Loans..................................................................14
    Section 3.03.  Illegality....................................................................................15
    Section 3.04.  Certain Variable Rate Loans pursuant to Sections 3.01 and 3.03................................15
    Section 3.05.  Compensation..................................................................................15
    Section 3.06.  Survival......................................................................................15

ARTICLE 4   CONDITIONS PRECEDENT.................................................................................16
    Section 4.01.  Documentary Conditions Precedent..............................................................16
    Section 4.02.  Additional Conditions Precedent...............................................................16

ARTICLE 5   REPRESENTATIONS AND WARRANTIES.......................................................................17
    Section 5.01.  Incorporation, Good Standing and Due Qualification............................................17
    Section 5.02.  Corporate Power and Authority: No Conflicts...................................................17
    Section 5.03.  Governmental Approval.........................................................................17
    Section 5.04.  Legally Enforceable Agreements................................................................17
    Section 5.05.  Financial Statements..........................................................................17
    Section 5.06.  Litigation....................................................................................17
    Section 5.07.  Margin Stock..................................................................................18
    Section 5.08.  Use of Loan Proceeds..........................................................................18
    Section 5.09.  Tax Returns...................................................................................18
    Section 5.10.  ERISA.........................................................................................18

    Section 5.11.  Subsidiaries..................................................................................18
    Section 5.12.  Ownership and Liens...........................................................................18
    Section 5.13.  Hazardous Materials...........................................................................19
    Section 5.14.  No Default on Other Agreements................................................................19
    Section 5.15.  Partnerships..................................................................................19
    Section 5.16.  No Forfeiture.................................................................................19
    Section 5.17.  Solvency......................................................................................20
    Section 5.18.  Operation of Business.........................................................................20
    Section 5.19.  No Defaults on Outstanding Judgments or Orders................................................20
    Section 5.20.  No Defaults on Other Agreements...............................................................20
    Section 5.21.  Labor Disputes and Acts of God................................................................21
    Section 5.22.  Governmental Regulation.......................................................................21

ARTICLE 6   AFFIRMATIVE COVENANTS................................................................................21
    Section 6.01.  Compliance with Laws, Corporate Existence.....................................................21
    Section 6.02.  Reporting Requirements........................................................................21
    Section 6.03.  Notice of Proceedings.........................................................................23
    Section 6.04.  Insurance.....................................................................................23
    Section 6.05.  Environmental Laws............................................................................23
    Section 6.06.  Access to Premises and Records................................................................23
    Section 6.07.  Notice of Default.............................................................................23
    Section 6.08.  Subsidiaries..................................................................................24
    Section 6.09.  Material Adverse Changes......................................................................24
    Section 6.10.  Reports to Other Creditors....................................................................24
    Section 6.11.  General Information...........................................................................24

ARTICLE 7   NEGATIVE COVENANTS...................................................................................24
    Section 7.01.  Liens, Etc....................................................................................24
    Section 7.02.  Lease Obligations.............................................................................26
    Section 7.03.  Prohibited Transactions.......................................................................26
    Section 7.04.  Margin Stock..................................................................................26
    Section 7.05.  Consolidations, Mergers, Acquisitions and Sales of Assets.....................................26
    Section 7.06.  Affiliate Transactions........................................................................27
    Section 7.07.  Loans and Advances............................................................................27
    Section 7.08.  Guaranties....................................................................................27
    Section 7.09.  No Activities Leading to Forfeiture...........................................................27

ARTICLE 8   FINANCIAL COVENANTS..................................................................................28
    Section 8.01.  Working Capital...............................................................................28
    Section 8.02.  Net Worth.....................................................................................28
    Section 8.03.  Funded Debt...................................................................................28
    Section 8.04.  Earnings......................................................................................28
    Section 8.05.  Fixed Charge Ratio............................................................................28
    Section 8.06.  Customer Notes................................................................................28

ARTICLE 9   EVENTS OF DEFAULT....................................................................................28
    Section 9.01.  Events of Default.............................................................................28
    Section 9.02.  Remedies......................................................................................30

ARTICLE 10  THE AGENT; RELATIONS AMONG BANKS AND BORROWER........................................................30
    Section 10.01.  Appointment, Powers and Immunities of Agent..................................................30
    Section 10.02.  Reliance by Agent............................................................................31
    Section 10.03.  Defaults.....................................................................................31
    Section 10.04.  Rights of Agent as a Bank....................................................................32
    Section 10.05.  Indemnification of Agent.....................................................................32
    Section 10.06.  Documents....................................................................................32
    Section 10.07.  Non-Reliance on Agent and Other Banks........................................................32
    Section 10.08.  Failure of Agent to Act......................................................................33
    Section 10.09.  Resignation or Removal of Agent..............................................................33
    Section 10.10.  Amendments Concerning Agency Function........................................................34
    Section 10.11.  Liability of Agent...........................................................................34
    Section 10.12.  Transfer of Agency Function..................................................................34
    Section 10.13.  Non-Receipt of Funds by the Agent............................................................34
    Section 10.14.  Withholding Taxes............................................................................34
    Section 10.15.  Several Obligations and Rights of Banks......................................................35
    Section 10.16.  Pro Rata Treatment of Loans, Etc.............................................................35
    Section 10.17.  Sharing of Payments Among Banks..............................................................35
    Section 10.18.  Other Agents; Advisors and Arrangers.........................................................36

ARTICLE 11  MISCELLANEOUS........................................................................................36
    Section 11.01.  Amendments and Waivers.......................................................................36
    Section 11.02.  Usury........................................................................................37
    Section 11.03.  Expenses and Indemnification.................................................................37
    Section 11.04.  Survival.....................................................................................37
    Section 11.05.  Assignment; Participations...................................................................37
    Section 11.06.  Notices......................................................................................39
    Section 11.07.  Setoff.......................................................................................39
    Section 11.08.  Jurisdiction; Immunities.....................................................................39
    Section 11.09.  Table of Contents; Headings..................................................................40
    Section 11.10.  Severability.................................................................................40
    Section 11.11.  Counterparts.................................................................................40
    Section 11.12.  Integration..................................................................................40
    Section 11.13.  Governing Law................................................................................40
    Section 11.14.  Confidentiality..............................................................................40
    Section 11.15.  Treatment of Certain Information.............................................................41
    Section 11.16.  Currency.....................................................................................41

EXHIBITS

    Exhibit A      Form of Note
    Exhibit B      Authorization Letter
    Exhibit C      Opinion of Counsel for Borrower
    Exhibit D      Confidentiality Agreement

SCHEDULES

    Schedule I     Subsidiaries of Borrower
    Schedule II    Hazardous Materials

                               TERM LOAN AGREEMENT

     TERM LOAN AGREEMENT dated as of October 24, 2002 among HARDINGE INC., a corporation organized under the laws of New York (the "Borrower"), each of the banks which is a signatory hereto (individually a "Bank" and collectively the "Banks"), JPMORGAN CHASE BANK, a New York banking corporation, as sole administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent"), and KEYBANK NATIONAL ASSOCIATION, a national banking association as Documentation Agent for the Banks (in such capacity, the "Documentation Agent").

     The Borrower desires that the Banks extend credit as provided herein and the Banks are prepared to extend such credit upon the terms hereof. Accordingly, the Borrower, the Banks, the Agent and the Documentation Agent agree as follows:

                    ARTICLE 1. DEFINITIONS; ACCOUNTING TERMS.

     Section 1.01. DEFINITIONS. As used in this Agreement the following terms have the following meanings (terms defined in the singular to have a correlative meaning when used in the plural and VICE VERSA):

     "Additional Costs" shall have the meaning given to such term in Section
3.01 hereof.

     "Adjustment Date" means the date which is earlier of (a) the date on which financial statements are delivered to the Banks as required under Section 6.02 hereof, or (b) the forty-fifth (45th) day after the end of each of the first three (3) fiscal quarters of each Fiscal Year and the ninetieth (90th) day after the end of each Fiscal Year, as the case may be.

     "Administrative Questionnaire" means the administrative questionnaire in the form supplied by the Agent.

     "Affected Loan" shall have the meaning given to such term in Section 3.04 hereof.

     "Affected Type" shall have the meaning given to such term in Section 3.04 hereof.

     "Affiliate" means any Person: (a) which directly or indirectly controls, or is controlled by, or is under common control with, the Borrower or any of its Subsidiaries; (b) which directly or indirectly beneficially owns or holds 5% or more of any class of voting stock of the Borrower or any such Subsidiary; (c) 5% or more of the voting stock of which is directly or indirectly beneficially owned or held by the Borrower or such Subsidiary; or (d) which is a partnership in which the Borrower or any of its Subsidiaries is a general partner. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     "Agent's Account" means account number 323-5-05074 maintained by the Agent and any other account designated by the Agent.

     "Agreement" means this Term Loan Agreement, as amended or supplemented from time to time. References to Articles, Sections, Exhibits, schedules and the like refer to the Articles, Sections, Exhibits, schedules and the like of this Agreement unless otherwise indicated.

     "Authorization Letter" means the letter agreement executed by the Borrower in the form of Exhibit B hereto.

     "Banking Day" means (a) any day on which commercial banks are not authorized or required to close in New York City, and (b) whenever such day relates to a Eurodollar Loan or notice with respect to any Eurodollar Loan, a day on which dealings in Dollar deposits are also carried out in the London interbank market.

     "Base Rate" means with respect to any Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the nearest one-sixteenth of one percent) quoted by the Reference Bank at approximately 11:00 a.m. London time at the principal London branch of the Reference Bank two (2) Banking Days prior to the first day of the Interest Period for such Loan for the offering to leading banks in the London interbank market of Dollar deposits in immediately available funds for a period, in an amount, comparable to the Interest Period for, and principal amount, of the Eurodollar Loan which shall be made and outstanding during such Interest Period.

     "Basis Point" means one one-hundredth of one percent.

     "Capital Lease" means any lease which has been or should be capitalized on the books of the lessee in accordance with GAAP.

     "Change in Control" means (a) except as to (i) officers and directors in office as of the date of this Agreement, and (ii) the Hardinge Inc. Pension Plan, Hardinge, Inc. Savings Plan, or other compensation plan of Borrower, the acquisition of ownership, director or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) of shares representing more than twenty-five (25%) percent of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, or (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who ere neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by the directors so nominated.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means, with respect to each Bank, the obligation of such Bank to make a Loan under this Agreement in the aggregate principal Dollar amount following, as such amount may be modified from time to time:

     JPMorgan Chase Bank:                                 $   7,160,377
     KeyBank National Association                             6,834,906
     Manufacturers and Traders Trust Company                  6,834,906
     NBT Bank, National Association                           2,169,811
                                                          -------------

       Total:                                             $  23,000,000
                                                          =============

     "Consolidated Assets" means all assets of Borrower and its Consolidated Subsidiaries treated as assets in accordance with GAAP.

     "Consolidated Capital Expenditures" means for any period, the Dollar amount of gross expenditures (including obligations under Capital Leases) made for fixed assets, real property, plant and equipment, and all renewals, improvements and replacements thereto, (but not repairs thereof) incurred during such period for the Borrower and its Consolidated Subsidiaries, as determined on a consolidated basis in accordance with GAAP.

     "Consolidated Current Assets" means all assets of the Borrower and its Consolidated Subsidiaries, treated as current assets in accordance with GAAP.

     "Consolidated Interest Expense" means, for any period, the sum, for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), the following: (a) all interest in respect of Debt (including, without limitation, the interest component of any payments in respect of Capital Leases) accrued or capitalized during such period (whether or not actually paid during such period), plus (b) the net amount payable (or minus the net amount receivable) under Interest Rate Protection Agreements during such period (whether or not actually paid or received during such period).

     "Consolidated Current Liabilities" means all liabilities of the Borrower and its Consolidated Subsidiaries, treated as current liabilities in accordance with GAAP, including without limitation (a) all obligations payable on demand or within one (1) year after the date in which the determination is made, and (b) installment and sinking fund payments required to be made within one (1) year after the date on which determination is made, but excluding any such indebtedness renewable or extendable at the option of the obligor under, or payable from the proceeds of other indebtedness which may be incurred pursuant to the provisions of any revolving credit agreements or other similar agreement.

     "Consolidated Net Income" means for any period the net income of the Borrower and its Consolidated Subsidiaries for such period determined on a consolidated basis without duplication, in accordance with GAAP.

     "Consolidated Subsidiary" means any Subsidiary whose accounts are or are required to be consolidated with the accounts of the Borrower in accordance with GAAP.

     "Consolidated Tangible Net Worth" means Net Worth prior to any cumulative foreign currency translation adjustments minus any decrease or plus any increase in the value of intangible assets related to translation adjustments minus intangible assets.

     "Controlled Group" shall have the meaning given to such term in Section 6.02(f) hereof.

     "Credit Agreement" means the Multicurrency Credit Agreement dated as of the date hereof among the Borrower, the Agent, as Administrative Agent and the banks signatory thereto, as the same may be amended, supplemented or modified from time to time.

     "Customer Notes" means any and all notes and other evidence of indebtedness (except accounts receivable arising in the ordinary course of business) in favor of the Borrower and its Consolidated Subsidiaries for the payment obligations of customers for goods or services provided in the ordinary course of business.

     "Debt" means, with respect to any Person: (a) indebtedness of such Person for borrowed money; (b) obligations of such Person as lessee under Capital Leases or Synthetic Lease Obligations, (c) obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clause (a) and (b) above, (not otherwise reserved for) and (d) defined benefit pension liabilities in respect of unfunded vested benefits under plans covered by ERISA calculated consistently with GAAP.

     "Default" means any event which with the giving of notice or lapse of time, or both, would become an Event of Default.

     "Default Rate" means, with respect to the principal of any Loan and, to the extent permitted by law, any other amount payable by the Borrower under this Agreement or any Note that is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period from and including the due date, to, but excluding the date on which such amount is paid in full equal to two percent (2.0%) above the Variable Rate as in effect from time to time plus the Margin (if any) (provided that, if the amount so in default is principal of a Eurodollar Loan and the due date thereof is a day other than the last day of the Interest period therefor, the "Default Rate" for such principal shall be, for the period from and including the due date and to but excluding the last day of the Interest period therefor, two percent (2%) above the interest rate for such Loan as provided in section 2.10 hereof and, thereafter, the rate provided for above in this definition).

     "Dollars" and the sign "$" mean lawful money of the United States of America.

     "Domestic Subsidiaries" means any Subsidiary formed and currently existing under the laws of the United States of America or a State thereof.

     "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of Consolidated Interest Expense, prior to the deduction of federal or foreign corporate income and corporate franchise taxes, prior to the deduction of depreciation and MINUS to the extent included in the statement of Consolidated Net Income for such period, the sum of

(a) interest income (except to the extent deducted in determining Consolidated Interest Expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of Consolidated Net Income for such period, gains on the sales of assets outside the ordinary course of business, and (c) any other non-cash income, all as determined on a consolidated basis.

     "Effective Date" means October 24, 2002 or, if later, the date on which the conditions contained in Article IV hereof have been satisfied.

     "Entitled Person" has the meaning given to such term in Section 11.16 hereof.

     "Environmental Laws" means any and all federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing distribution, use, treatment, storage, disposal, transport, or handling-of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, including any rules and regulations promulgated thereunder.

     "Eurodollar Loan" means any Loan when and to the extent the interest rate therefor is determined on the basis of the definition "LIBO Base Rate."

     "Event of Default" has the meaning given such term in Section 9.01 hereof.

     "Facility Documents" means this Agreement, the Notes, the Authorization Letter and the Security Documents.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions as published by the Federal Reserve Bank of New York for such day (or for any day that is not a Banking Day, for the immediately preceding Banking Day).

     "Fiscal Year" means the twelve (12) month period ending on December 31 of each year.

     "Fixed Charge Ratio" means for the period of calculation the ratio of Earnings Before Interest, Taxes, Depreciation and Amortization divided by all scheduled principal payments, interest payments, taxes, capital expenditures, dividends and all other distributions.

     "Foreign Taxes" has the meaning given to such term in Section 10.14(b) hereof.

     "Forfeiture Proceeding" means any action, proceeding or investigation affecting the Borrower or any of its Subsidiaries or Affiliates before any court, governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or the receipt of notice by any such party that any of them is a suspect in or a target of any governmental inquiry or investigation, which may result in an indictment of any of them or the seizure or forfeiture of any of their property.

     "Funded Debt" means, with respect to any Person, all Debt of such Person for borrowed money and guarantees for borrowed money.

     "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, applied on a basis consistent with those used in the preparation of the financial statements referred to in Section
5.05 (except for changes concurred in by the Borrower's independent public accountants).

     "Hazardous Materials" means any substance regulated under any Environmental Laws.

     "Indemnified Liability" has the meaning given to such term in Section 11.03 hereof.

     "Interest Period" means the period initially commencing on the Effective Date and ending on December 20, 2002 and thereafter commencing on the last day of each Interest Period and ending, as the Borrower may select pursuant to
Section 2.06 on the twentieth (20th) day in the first, second, third or sixth calendar month thereafter, provided that each such Interest Period which commences on the last Banking Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Day of the appropriate subsequent calendar month. In the case of Variable Rate Loans for adjustments for the applicable Margin and interest payment dates, the Interest Period shall be the period commencing on the date such Variable Rate Loan is made and ending on the Quarterly Date next succeeding such date and thereafter, each succeeding Quarterly Date.

     "Interest Rate Protection Agreement" means for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and one or more financial institutions providing for the transfer or mitigation of interest risks, either generally or under specific contingencies.

     "Lending Office" means, for each Bank and for each type of Loan, the lending office of such Bank (or of an Affiliate of such Bank) designated as such for such type of Loan on its signature page hereof or such other office of such Bank (or of an Affiliate of such Bank) as such Bank may from time to time specify to the Agent and the Borrower as the office by which its Loans of such type are to be made and maintained.

     "Liens" has the meaning given to such term in Section 7.01 hereof.

     "LIBO Rate" means, for any Eurodollar Loan, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the quotient of (a) the Base Rate for such Loan for the Interest Period therefor, divided by (b) one minus the Reserve Requirement for such Loan for such Interest Period.

     "Loans" means the loans made by the Banks pursuant to Section 2.01 (each a "Loan).

     "Margin" means for each Variable Rate Loan and Eurodollar Loan the lowest applicable margin on the table next following, based upon Borrower's financial statements for the immediately preceding four fiscal quarters for income statement items and the most recent fiscal quarter for balance sheet items computed on the date of this Agreement and adjusted thereafter on each Adjustment Date.

Ratio of Funded Debt to Earnings Before         Variable Rate Loans                       Eurodollar Loans
          Interest & Taxes
---------------------------------------   --------------------------------        --------------------------------
Equal to less than 1.5                    25 Basis Points                         175 Basis Points

Greater than 1.5 and less than or equal   50 Basis Points                         200 Basis Points
to 2.0

Greater than 2.0 and less than or equal   50 Basis Points                         225 Basis Points
to 2.5

Greater than 2.5                          75 Basis Points                         275 Basis Points

     "Multiemployer Plan" means a Plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

     "Maturity Date" means December 20, 2007; provided, however, that if the Borrower does not extend, renew or replace the revolving credit facility under the Credit Agreement by no later than May 31, 2005 on terms and conditions satisfactory and acceptable to the Banks in their sole and absolute discretion then, in such event, the Maturity Date shall automatically and without notice or further action on the part of the Agent or the Banks be October 31, 2005. Nothing contained herein shall constitute or be deemed to constitute a covenant, promise or agreement any kind or character, express or implied on the part of the Agent or Banks to consent or agree to any such extension, renewal, replacement, or the terms and conditions thereof.

     "Net Worth" means, at any date of determination thereof, the sum for the Borrower and its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP) of (a) the amount of common stock; plus (b) the amount of any preferred stock that does not have any requirement for the Borrower to purchase, redeem, retire or otherwise acquire the same; plus (c) the amount of additional paid-in-capital and retained earnings (or, in the case of an additional paid-in-capital or retained earnings deficit, minus the amount of such deficit); plus (d) cumulative pension liability adjustments (or, in the case of negative adjustments, minus the amount of such adjustments); plus (e) cumulative foreign currency translation adjustments (or, in the case of negative adjustments, minus the amount of such adjustments); plus (f) any other items which under GAAP are included in shareholders equity (or, in the case of items excluded from shareholders equity, minus such items); and minus (g) the cost of treasury stock.

     "Note" means individually and collectively the Notes of the Borrower to each of the Banks in the principal amount of their respective Commitment, in the form of EXHIBIT A hereto evidencing the Loans made by the Banks hereunder as the same may be amended, modified, extended, renewed, restated, consolidated and replaced from time to time.

     "Participant" has the meaning given to such term in Section 11.05(c) hereof.

     "Payor" has the meaning given to such term in Section 10.13 hereof.

     "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

     "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Plan" has the meaning given to such term in Section 6.02 (e) hereof.

     "Pledge Agreement" means the Pledge Security Agreement (Customer Notes) dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks granting a first security interest in domestic Customer Notes, as amended, supplemented or modified from time to time.

     "Prime Rate" means that rate of interest from time to time announced by the Reference Bank at its principal office as its prime commercial lending rate.

     "Principal Office" means the principal office of the Agent, presently located at 270 Park Avenue, New York, New York 10017.

     "Quarterly Dates" means the 20th day of September, December, March and June in each year, the first of which shall be the first such day after the date of this Agreement.

     "Reference Bank" means JPMorgan Chase Bank and its successors.

     "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System as the same may be amended or supplemented from time to time.

     "Regulatory Change" means, with respect to any Bank, any change after the date of this Agreement in United States federal, state, municipal or foreign laws or regulations (including without limitation Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of banks including such Bank of or under any United States, federal, state, municipal or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

     "Required Banks" means, at any time while no Loans are outstanding, Banks having at least 75% of the aggregate amount of the Commitment and, at any time while Loans are outstanding, Banks holding at least 75% of the aggregate outstanding principal amount of the Loans.

     "Required Payment" has the meaning given to such term in Section 10.13 hereof.

     "Reserve Requirement" means, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during the Interest Period for such Loan under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding $1,000,000,000 against in the case of Eurodollar Loans, "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall also reflect any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (i) any category of liabilities which includes deposits by reference to which the Base Rate for Eurodollar Loans is to be determined as provided in the definition of "Base Rate" in this Section 1.01 or (ii) any category of extensions of credit or other assets which include Eurodollar Loans.

     "Second Currency" has the meaning given to such term in Section 11.16 hereof.

     "Security Agreement" means the Security Agreement dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks granting a first security interest in certain of their respective assets as more particularly described therein, as amended, supplemented or modified from time to time.

     "Security Documents" means collectively the Pledge Agreement, the Security Agreement and the Subsidiary Stock Pledge.

     "Subsidiary" means, with respect to any Person, any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by such Person.

     "Subsidiary Stock Pledge" means the Pledge Security Agreement (Stock of Domestic and Foreign Subsidiaries) dated as of the date hereof given by the Borrower in favor of the Agent for the benefit of the Banks granting a first security interest in certain shares of stock and ownership interests in certain Subsidiaries and its related entities, as amended, supplemented or modified from time to time.

     "Synthetic Lease Obligations" means all monetary obligations of a Person under (a) a so- called synthetic, off-balance sheet or tax retention lease, or
(b) an agreement for the use or possession of property creating obligations which do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the Debt of such Person (without regard to accounting treatment).

     "Unfunded Benefit Liabilities" means, with respect to any Plan, the amount (if any) by which the present value of all benefit liabilities (within the meaning of section 4001(a)(16) of ERISA) under the Plan exceeds the fair market value of all Plan assets allocable to such benefit liabilities, as determined on the most recent valuation date of the Plan and in accordance with the provisions of ERISA for calculating the potential liability of the Borrower or any ERISA Affiliate under Title IV of ERISA.

     "Variable Rate" means, for any day, the higher of (a) the Federal Funds Rate for such day plus fifty (50) Basis Points, and (b) the Prime Rate for such day.

     "Variable Rate Loan" means any Loan when and to the extent the interest rate for such Loan is determined in relation to the Variable Rate.

     Section 1.02. ACCOUNTING TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data required to be delivered hereunder shall be prepared in accordance with GAAP.

                             ARTICLE 2. THE CREDIT.

     Section 2.01. THE LOANS. (a) Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to make a Loan to the Borrower in the amount of its Commitment on the Effective Date. The Loans may be outstanding as Variable Rate Loans or Eurodollar Loans (each a "type" of Loan). The Loan of each Bank shall be maintained as a Variable Rate Loan and/or a Eurodollar Loan pro rata according to the amount of its respective Commitment. The Loans of each type of each Bank shall be made and maintained at such Bank's Lending Office for such type of Loan.

     (b) The principal of the Loans shall be payable in nineteen (19) quarterly principal installments of $1,200,000 each commencing on March 20, 2003 and continuing on each Quarterly Date thereafter to the Maturity Date and one (1) final installment on the Maturity Date in an amount equal to the entire unpaid principal balance and accrued and unpaid interest thereon. Any payment date which is not a Banking Day shall be extended to the next Banking Day unless, in the case of a Eurodollar Loan, such Banking Day would fall in the next calendar month, in which event payment shall be due on the immediately preceding Banking Day.

     Section 2.02. THE NOTES. (a) The Loan of each Bank shall be evidenced by the Borrower's promissory note in favor of such Bank substantially in the form of Exhibit A hereto, dated the date of this Agreement, payable to the order of such Bank and otherwise duly completed and executed by the Borrower.

     (b) The date, amount, interest rate and duration of Interest Period for the Loan made by each Bank to the Borrower and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, on the schedule attached to each Note or any continuation thereof; provided, however, that the failure of such Bank to make, or any error in making, any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of the Loan evidenced by such Note.

     Section 2.03. PURPOSE. The Borrower shall use the proceeds of the Loans to refinance certain indebtedness of the Borrower.

     Section 2.04. BORROWING PROCEDURES. On the Effective Date each Bank shall, through its Lending Office and subject to the conditions of this Agreement, make the amount of the Loan to be made by it on such day available to the Agent at the Principal Office and in immediately available funds for the account of the Borrower. The amount so received by the Agent shall, subject to the conditions of this Agreement, be made available to the Borrower, in immediately available funds, by the Agent crediting an account of the Borrower designated by the Borrower and maintained with the Agent at the Principal Office.

     Section 2.05. PREPAYMENTS. The Borrower shall have the right to prepay the Loans at any time or from time to time in a minimum amount of at least One Million Dollars ($1,000,000) and in incremental multiples of Five Hundred Thousand Dollars ($500,000), to be applied to principal in inverse order of maturity; provided that: (a) the Borrower shall give the Agent notice of each such prepayment as provided in Section 2.08; (b) Eurodollar Loans may not be prepaid, except on the last day of the Interest Period for such Loan, and (c) all such prepayments shall be applied as provided in Section 10.16.

     Section 2.06. INTEREST PERIODS. Prior to the expiration of each Interest Period, Borrower may select a new Interest Period of any duration in accordance with the definition of Interest Period in Section 1.01, subject to the following limitations: (a) no Interest Period may extend beyond the Maturity Date; (b) no Interest Period for a Eurodollar Loan shall have a duration less than one month and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available; and (c) if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day, unless, in the case of a Eurodollar Loan, such Banking Day would fall in the next calendar month in which event such Interest Period shall end on the immediately preceding Banking Day.

     Section 2.07. INTEREST. (a) Interest shall accrue on the outstanding and unpaid principal amount of each Loan for the period from and including the Effective Date at the following rates per annum: (i) for a Variable Rate Loan, at a variable rate per annum equal to the Variable Rate plus any Margin, and
(ii) for a Eurodollar Loan, at a fixed rate equal to the LIBO Rate plus the Margin. If the principal amount of any Loan and any other amount payable by the Borrower hereunder or under a Note shall not be paid when due (at stated maturity, by acceleration or otherwise), interest shall accrue at the Default Rate on such amount to the full extent permitted by law from and including such due date to but excluding the date such amount is paid in full.

     (b) The interest rate on each Variable Rate Loan shall change when the Variable Rate changes and interest on each such Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest on each Eurodollar Loan shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Promptly after the determination of any

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interest rate provided for herein or any change therein, the Agent shall notify the Borrower and the Banks thereof.

     (c) Accrued interest shall be due and payable upon each Quarterly Date and upon any payment of principal and on the last day of the Interest Period with respect thereto, in the case of an Interest Period greater than three (3) months at three month intervals after the first day of such Interest Period; provided that interest accruing at the Default Rate shall be due and payable from time to time on demand of the Agent.

     Section 2.08. CERTAIN NOTICES. (a) Notices by the Borrower to the Agent of each prepayment pursuant to Section 2.05, the Interest Period pursuant to
Section 2.06 and the interest rate election to be made pursuant to Section 2.07, shall be irrevocable and shall be effective only if received by the Agent before
(i) 10:00 a.m. New York time on the day thereof with respect to Variable Rate Loans, and (ii) 12:00 noon New York time three Banking Days prior thereto with respect to Eurodollar Loans. (b) Each such notice shall specify the Interest Period and rate selection, and in the case of prepayment, the date of prepayment (which shall be a Banking Day). If Borrower shall fail to give the Agent notice as required in this Section 2.08, each Loan shall be a Variable Rate Loan for an Interest Period continuing to the first day following the next Quarterly Date.

     Section 2.09. PAYMENTS GENERALLY. Borrower hereby unconditionally promises to pay to the Agent, all payments under this Agreement and the Note in Dollars and in immediately available funds not later than 1:00 p.m. New York time on the relevant dates specified above (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Banking Day) to the Agent's Account for the account of each Bank. If the due date of any payment under this Agreement or the Notes would otherwise fall on a day which is not a Banking Day, such date shall be extended to the next succeeding Banking Day and interest shall be payable for any principal so extended for the period of such extension. Each payment received by the Agent hereunder or under any Note for the account of a Bank shall be paid promptly to such Bank, in immediately available funds, for the account of such Bank's Lending Office.

     Section 2.10. FEES. (a) The Borrower shall pay to the Agent on the Effective Date for the account of each Bank a Facility Fee equal to twenty (20) Basis Points of the Commitment; (b) the Borrower shall pay directly to the Agent for its own account the fees, in the amounts and at the time set forth in the Fee Letter between the Borrower and the Agent dated August 26, 2002.

                  ARTICLE 3. YIELD PROTECTION; ILLEGALITY; ETC.

     Section 3.01. ADDITIONAL COSTS. (a) The Borrower shall pay directly to each Bank from time to time on demand such amounts as such Bank may reasonably determine to be necessary to compensate it for any costs which such Bank determines are attributable to its making or maintaining any Eurodollar Loans under this Agreement or its Note or its obligation to make any such Loans hereunder, or any reduction in any amount receivable by such Bank hereunder in respect of any such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change, or any Reserve Requirement for any such Loans which: (i) changes the basis of taxation of any amounts payable to such Bank under this Agreement or its Note in respect of any of such Loans (other than taxes imposed on the overall net income of such Bank or of its Lending Office for any of such Loans by the jurisdiction in which such Bank has its principal office or such Lending Office); or (ii) imposes or modifies any reserve, special deposit, deposit insurance or assessment, minimum capital, capital ratio or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, such Bank (including any of such Loans or any deposits referred to in the definition of "Base Rate" in Section 1.01); or (iii) imposes any other condition affecting this Agreement or its Note (or any of such extensions of credit or liabilities). Each Bank will notify the Borrower of any event occurring after the date of this Agreement which will entitle such Bank to compensation pursuant to this Section 3.01(a) as promptly as practicable after it obtains knowledge thereof and determines to request such compensation. The amount payable to any such Bank shall be computed from the date of the occurrence giving rise to Additional Cost, or the date that is 120 days prior to the date of demand by such Bank, whichever is later. If any Bank requests compensation from the Borrower under this section 3.01(a), or under section 3.01(c), the Borrower may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to maintain Loans of the type with respect to which such compensation is requested (in which case the provisions of section 3.04 shall be applicable).

     (b) Without limiting the effect of the foregoing provisions of this Section 3.01, in the event that, by reason of any Regulatory Change, any Bank either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Bank which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Bank which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Bank so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Bank to make Loans of such type hereunder shall be suspended until the date such Regulatory Change ceases to be in effect (in which case the provisions of Section 3.04 shall be applicable).

     (c) Without limiting the effect of the foregoing provisions of this Section
3.01 (but without duplication), the Borrower shall pay directly to each Bank from time to time on request such amounts as such Bank may reasonably determine to be necessary to compensate such Bank for any costs which it determines are attributable to the maintenance of capital by it or any of its Affiliates pursuant to any future law or regulation of any jurisdiction or any interpretation, directive or request (whether or not having the force of law and whether in effect on the date of this Agreement or thereafter) of any court or governmental or monetary authority in respect of its Loan hereunder or its obligation to make its Loan hereunder (such compensation to include, without limitation, an amount equal to any reduction in return on assets or equity of such Bank to a level below that which it could have achieved but for such law, regulation, interpretation, directive or request). Each Bank will notify the Borrower if it is entitled to compensation pursuant to this Section 3.01(c) as promptly as practicable after it determines to request such compensation. The amount payable to any Bank shall be computed from the date of the occurrence entitling such Bank to compensation, or the date that is one hundred twenty
(120) days prior to the date of demand by such Bank, whichever is later.

     (d) Determinations and allocations by a Bank for purposes of this Section
3.01 of the effect of any Regulatory Change pursuant to subsections (a) or (b), or of the effect of capital maintained pursuant to subsection (c), on its costs of making or maintaining Loans or its obligation to make Loans, or on amounts receivable by, or the rate of return to, it in respect of Loans or such obligation, and of the additional amounts required to compensate such Bank under this Section 3.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

     Section 3.02. LIMITATION ON TYPES OF LOANS. Anything herein to the contrary notwithstanding, if:

     (a) the Agent determines (which determination shall be conclusive) that quotations of interest rates for the relevant deposits referred to in the definition of "Base Rate" in Section 1.01 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining the rate of interest for any type of Eurodollar Loans as provided in this Agreement; or

     (b) the Required Banks determine (which determination shall be conclusive) and notify the Agent and the Borrower (which notice shall include each Bank's respective calculation of cost) that the relevant rates of interest referred to in the definition of "Base Rate" in Section 1.01 upon the basis of which the rate of interest for any type of Eurodollar Loans is to be determined do not adequately cover the cost to the Banks of making or maintaining such Loans;

     then the Agent shall give the Borrower and each Bank prompt notice thereof, and so long as such condition remains in effect, the Banks shall be under no obligation to make or maintain a Loan of such type.

     Section 3.03. ILLEGALITY. Notwithstanding any other provision in this Agreement, in the event that it becomes unlawful for any Bank or its Lending Office to honor its obligation to make or maintain a Eurodollar Loan hereunder, then such Bank shall promptly notify the Borrower thereof (with a copy to the Agent) and such Bank's obligation to make or maintain a Eurodollar Loan hereunder shall be suspended until such time as such Bank may again make and maintain such affected Loan (in which case the provisions of Section 3.04 shall be applicable).

     Section 3.04. CERTAIN VARIABLE RATE LOANS PURSUANT TO SECTIONS 3.01 AND
3.03. If the obligations of any Bank to make a Loan of a particular type (Loans of such type being herein called "Affected Loans" and such type being herein called the "Affected Type") shall be suspended pursuant to Section 3.01 or 3.03, a Loan which would otherwise be maintained by such Bank as a Loan of the Affected Type shall be made instead as Variable Rate Loan and, if an event referred to in Section 3.01(b) or 3.03 has occurred and such Bank so requests by notice to the Borrower (with a copy to the Agent), the Affected Loan of such Bank then outstanding shall be automatically converted into Variable Rate Loan on the date specified by such Bank in such notice.

     Section 3.05. COMPENSATION. The Borrower shall pay to the Agent for the account of each Bank, upon the request of such Bank through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost or expense which such Bank reasonably determines is attributable to any payment to such Bank of a Eurodollar Loan made by such Bank on a date other than the last day of an Interest Period for such Loan (whether by reason of acceleration or otherwise);

     Without limiting the foregoing, such compensation shall include an amount equal to the excess, if any, of: (i) the amount of interest which otherwise would have accrued on the principal amount so paid or not borrowed for the period from and including the date of such payment or failure to borrow to but excluding the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, to but excluding the last day of the Interest Period for such Loan which would have commenced on the date specified therefor in the relevant notice) at the applicable rate of interest for such Loan provided for herein; over (ii) the amount of interest (as reasonably determined by such Bank) such Bank would have bid in the London interbank market (if such Loan is a Eurodollar Loan) for deposits in Dollars for amounts comparable to such principal amount and maturities comparable to such period.

     Section 3.06. SURVIVAL. The obligations of the Borrower under this Article 3 shall survive the repayment of the Loans and the termination of the Commitment.

                        ARTICLE 4. CONDITIONS PRECEDENT.

     Section 4.01. DOCUMENTARY CONDITIONS PRECEDENT. The obligations of the Banks to make the Loans constituting the borrowing hereunder are subject to the condition precedent that the Agent shall have received on or before the date of such Loans each of the following, in form and substance satisfactory to the Agent and its counsel:

     (a) the Notes duly executed by the Borrower;

     (b) the Security Documents duly executed by the parties thereto;

     (c) the Authorization Letter duly executed by the Borrower;

     (d) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, attesting to all corporate action taken by the Borrower, including resolutions of its Board of Directors authorizing the execution, delivery and performance of the Facility Documents to which it is a party and each other document to be delivered pursuant to this Agreement;

     (e) a certificate of the Secretary or Assistant Secretary of the Borrower, dated the Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to sign the Facility Documents to which it is a party and the other documents to be delivered by the Borrower under this Agreement;

     (f) a certificate of a duly authorized officer of the Borrower, dated the Closing Date, stating that the representations and warranties in Article 5 are true and correct on such date as though made on and as of such date and that no event has occurred and is continuing which constitutes a Default or Event of Default;

     (g) a favorable opinion of counsel for the Borrower, dated the Closing Date, in substantially the form of Exhibit C and as to such other matters as the Agent or any Bank may reasonably request;

     (h) a recently dated certificate of the Secretary of State of the State of Borrower's formation as to its good standing.

     Section 4.02. ADDITIONAL CONDITIONS PRECEDENT. The obligations of the Banks to make the Loans shall be subject to the further conditions precedent that on the date of such Loan:

     (a) the following statements shall be true: (i) the representations and warranties contained in Article 5 are true and correct on and as of the Effective Date as though made on and as of such date; and (ii) no Default or Event of Default has occurred and is continuing, or would result from such Loan; and

     (b) the Agent shall have received such approvals, opinions or documents as the Agent or any Bank may reasonably request.

                   ARTICLE 5. REPRESENTATIONS AND WARRANTIES.

The Borrower hereby represents and warrants that:

     Section 5.01. INCORPORATION, GOOD STANDING AND DUE QUALIFICATION. The Borrower and each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation, has all power and authority to carry on its business as now being conducted and to own its properties and is duly licensed or qualified and in good standing or a foreign corporation in each other jurisdiction in which its properties are located or in which failure to qualify would materially and adversely affect the conduct of its business or the enforceability of contractual rights of the Borrower.

     Section 5.02. CORPORATE POWER AND AUTHORITY: NO CONFLICTS. The execution, delivery and performance by the Borrower of the Facility Documents are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (a) the Borrower's charter or by-laws,or
(b) any law or any contractual restriction or provision binding on or affecting the Borrower.

     Section 5.03. GOVERNMENTAL APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Facility Documents to which the Borrower is a party.

     Section 5.04. LEGALLY ENFORCEABLE AGREEMENTS. Each Facility Document to which Borrower is a party is, or when delivered hereunder will be, legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

     Section 5.05. FINANCIAL STATEMENTS. The balance sheets of the Borrower and its Subsidiaries as at December 31, 2001, and the related statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal year then ended, and the unaudited balance sheets of the Borrower and its Subsidiaries as at June 30, 2002 and the related statements of income and retained earnings, copies of which have been furnished to each Bank, fairly present the financial condition of the Borrower and its Subsidiaries at such date and the results of the operations of the Borrower and its subsidiaries for the period ended on such date, all in accordance with GAAP, and since June 30, 2002, there has been no material adverse change in such condition or operations.

     Section 5.06. LITIGATION. There is no pending or threatened action or proceeding affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may materially adversely affect the financial condition or operations of the Borrower or any Subsidiary.

     Section 5.07. MARGIN STOCK. The Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

     Section 5.08. USE OF LOAN PROCEEDS. No part of the proceeds of the Loans will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or to carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock, or to refund indebtedness originally incurred for such purpose, or (b) for any purpose which violates or is inconsistent with the provisions of the Regulations G, T, U or X of the Board of Governors of the Federal Reserve System.

     Section 5.09. TAX RETURNS. Each of the Borrower and its Subsidiaries has filed (or has obtained extensions of the time by which it is required to file) all United States federal income tax returns and all other material tax returns required to be filed by it and has paid all taxes shown due on the returns so filed as well as all other taxes, assessments and governmental charges which have become due, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided.

     Section 5.10. ERISA. Each member of the Controlled Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan subject to the provisions thereof and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and has not incurred any liability to the PBGC or a Plan under Title IV of ERISA.

     Section 5.11. SUBSIDIARIES. The Borrower has no Subsidiaries other than those set forth on Schedule I attached hereto as amended from time to time.

     Section 5.12. OWNERSHIP AND LIENS. Each of the Borrower and its Subsidiaries has good and marketable title to its material properties and assets reflected on the balance sheet referred to in Section 5.05 hereof, except for such properties and assets of a nonmaterial nature as have been disposed of since the date of such balance sheet as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and all such properties and assets are free and clear of mortgages, pledges, liens, charges and other encumbrances, except (a) mortgages encumbering real property located in (i) Switzerland in the approximate principal amount of Sfr. 15,100,000 and (ii) the United Kingdom in the approximate principal amount of (pound) 1,080,000, (b) encumbrances that do not materially interfere with the use or operation of such property or assets, and (c) as required or permitted by the provisions hereof or as disclosed in the balance sheet referred to in
Section 5.05 hereof.

     Section 5.13. HAZARDOUS MATERIALS. Except as set forth in SCHEDULE II hereof, and qualified in each instance whereby a breach of this representation set forth in this Section 5.13 would materially and adversely affect the business, operations, assets or financial condition of the Borrower, the Borrower is in compliance in all material respects with all Environmental Laws governing Hazardous Materials and the Borrower has not used Hazardous Materials on, from, or affecting any property now owned or occupied or hereafter owned or occupied by the Borrower in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials, and that, to the best of the Borrower's knowledge, no prior owner of any such property or any tenant, subtenant, prior tenant or prior subtenant have used Hazardous Materials on, from, or affecting such property in any manner which violates Federal, state or local laws, ordinances, rules, regulations, or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of Hazardous Materials; without limiting the foregoing, the Borrower shall not cause or permit any property owned or occupied by it to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process Hazardous Materials, except in compliance with all applicable Federal, state and local laws or regulations, nor shall the Borrower cause or permit, as a result of any intentional or unintentional act or omission on its part or any tenant or subtenant, a release of Hazardous Materials onto any property owned or occupied by the Borrower or onto any other property; the Borrower shall comply with and ensure compliance by all tenants and subtenants with all applicable Environmental Laws, whenever and by whomever triggered, and shall obtain and comply with any and all approvals, registrations or permits required thereunder.

     Section 5.14. NO DEFAULT ON OTHER AGREEMENTS. Neither the Borrower or any of its Subsidiaries is in default in any manner which would materially and adversely affect the business, properties or assets, operations or condition (financial or otherwise) of the Borrower in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

     Section 5.15. PARTNERSHIPS. Neither the Borrower nor any of its Subsidiaries is a partner in any partnership.

     Section 5.16. NO FORFEITURE. Neither the Borrower nor any of its Subsidiaries or to the knowledge of Borrower Affiliates, is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding and no Forfeiture Proceeding against any of them is pending or threatened, which would individually or in the aggregate materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries.

     Section 5.17. SOLVENCY. (a) The present fair saleable value of the assets of the Borrower after giving effect to all the transactions contemplated by the Facility Documents and the funding of all Commitments hereunder exceeds the amount that will be required to be paid on or in respect of the existing debts and other liabilities (including contingent liabilities) of the Borrower and its Subsidiaries as they mature.

     (b) The property of the Borrower does not constitute unreasonably small capital for the Borrower to carry out its business as now conducted and as proposed to be conducted including the capital needs of the Borrower.

     (c) The Borrower does not intend to, nor does it believe that it will, incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be received by the Borrower, and of amounts to be payable on or in respect of debt of the Borrower). The cash available to the Borrower after taking into account all other anticipated uses of the cash of the Borrower, is anticipated to be sufficient to pay all such amounts on or in respect of debt of the Borrower when such amounts are required to be paid.

     (d) The Borrower does not believe that final judgments against it in actions for money damages will be rendered at a time when, or in an amount such that, the Borrower will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum reasonable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered). The cash available to the Borrower after taking into account all other anticipated uses of the cash of the Borrower (including the payments on or in respect of debt referred to in paragraph (c) of this Section 5.17), is anticipated to be sufficient to pay all such judgments promptly in accordance with their terms.

     Section 5.18. OPERATION OF BUSINESS. The Borrower and its Subsidiaries possess all licenses, permits, franchises, patents, copyrights, trademarks and trade names, or rights thereto, to conduct its business substantially as now conducted and as presently proposed to be conducted, and neither the Borrower nor any of its Subsidiaries is in violation of any valid rights of others with respect to any of the foregoing.

     Section 5.19. NO DEFAULTS ON OUTSTANDING JUDGMENTS OR ORDERS. The Borrower and its Subsidiaries has satisfied all judgments and neither the Borrower nor any of its Subsidiaries is in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court, arbitrator or federal, state, municipal or other governmental authority, commission, board, bureau, agency or instrumentality, domestic or foreign.

     Section 5.20. NO DEFAULTS ON OTHER AGREEMENTS. Neither the Borrower nor any of its Subsidiaries is a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction which could have a material adverse effect on the business, properties, assets, operations or conditions, financial or otherwise, of the Borrower or any of its Subsidiaries, or the ability of the Borrower to carry out its obligations under this Agreement or any of the Notes. Neither the Borrower nor any of its Subsidiaries is in default in any material respect in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument material to a business to which it is a party.

     Section 5.21. LABOR DISPUTES AND ACTS OF GOD. Neither the business nor the properties of the Borrower or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God, or of the public enemy or other casualty (whether or not covered by insurance), materially and adversely affecting such business or properties or the operation of the Borrower or such Subsidiary.

     Section 5.22. GOVERNMENTAL REGULATION. Neither the Borrower nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Investment Company Act of 1940, the Interstate Commerce Act, the Federal Power Act or any statute or regulation limiting its ability to incur indebtedness for borrowed money as contemplated hereby.

                        ARTICLE 6. AFFIRMATIVE COVENANTS.

     The Borrower agrees with the Agent and each Bank that so long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement, unless the Required Banks shall otherwise consent in writing:

     Section 6.01. COMPLIANCE WITH LAWS, CORPORATE EXISTENCE. The Borrower shall
(a) Comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders of any governmental authority, the breach of which would materially and adversely affect the business, operations, prospects or assets or the financial condition or otherwise of the Borrower. Such compliance shall include, without limitation, paying before the same become delinquent all taxes, assessments and governmental charges or levies imposed upon it or on its income or profits or upon its property except to the extent (i) such payment is being contested in good faith and by proper proceedings, and (ii) adequate reserves are being maintained with respect thereto; and (b) do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, franchises, trade names and preserve all of its property used or useful in the conduct of its business and keep same in good repair and working condition except for property it deems no longer useful.

     Section 6.02. REPORTING REQUIREMENTS. The Borrower shall furnish directly to each of the Banks:

     (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each Fiscal Year of the Borrower, consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as of the end of such quarter and statements of income and retained earnings and changes in financial position of the Borrower and its Subsidiaries for the period commencing at the end of the previous Fiscal Year and ending with the end of such quarter, with a certification by the chief financial officer of the Borrower that such financial statements fairly present the financial condition and results of operations of the Borrower in accordance with GAAP, at the dates and for the periods set forth therein;

     (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the annual report for such year for the Borrower and its Subsidiaries, containing consolidated and consolidating financial statements for such year certified in a manner acceptable to the Required Banks by Ernst & Young LLP or other independent public accountants acceptable to the Required Banks;

     (c) with the statements submitted under subsections (c) and (b) above, a certificate signed by the chief financial officer of the Borrower or the certified public accountants, as the case may be, stating (i) the requirements of Section 4.02 hereof and (ii) the calculation of all financial covenants and ratios required under Article 8 hereof;

     (d) promptly upon receipt thereof, copies of any reports submitted to the Borrower or any of its Subsidiaries by the independent certified public account in connection with the examination of the financial statements of the Borrower or any such Subsidiary made by such accountant;

     (e) promptly after the sending or filing thereof, copies of all reports which the Borrower sends to any of its security holders, and copies of all reports and registration statements which the Borrower or any Subsidiary files with the Securities and Exchange Commission or any national securities exchange;

     (f) promptly after the filing or receiving thereof, if and when the Borrower or any member of the Controlled Group (as defined below) (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan (as defined below) under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to PBGC; (ii) receives notice of complete or partial withdrawal liability under Title IV of ERISA, promptly followed by a copy of such notice to the Bank; or (iii) receives notice from the PBGC under Title IV of ERISA of an intent to terminate or appoint a trustee to administer any Plan, promptly followed by a copy of such notice to the Bank.

     As used in this Subsection 6.02(f), "Controlled Group" means all members of a control group of corporations and all trades or businesses (whether or not incorporated) under common control, which together with the Borrower, are treated as a single employer under Section 414(b) or 414(c) of the Code of 1954, and "Plan" means at any time an employee pension benefit plan which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code and is either (x) maintained by the Borrower or any member of the Controlled Group for employs of the Borrower or any member of the Controlled Group, or (xx) maintained pursuant to a collective bargaining agreement or similar arrangement under which more than one employer makes contributions and to which the Borrower or any member of the Controlled Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions;

     (g) prior to the end of each Fiscal Year of the Borrower, a budget (in format satisfactory to the Banks) for the succeeding Fiscal Year of the Borrower, plus from time to time any revisions or modifications to such budget within 15 days of the adoption of such revision or modification; and

     (h) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as any Bank through the Agent may from time to time reasonably request.

     Section 6.03. NOTICE OF PROCEEDINGS. The Borrower shall promptly give notice in writing to the Agent and each of the Banks of all litigation, arbitral proceedings, regulatory proceedings and Forfeiture Proceedings affecting the Borrower or any Subsidiary, except litigation or proceedings which, if adversely determined, could not materially and adversely affect the consolidated financial condition or the business taken as a whole of the Borrower and its Subsidiaries.

     Section 6.04. INSURANCE. The Borrower shall, and shall cause each Subsidiary to, maintain insurance with insurance companies or associations rated "A-" or better by A.M. Best & Company or a comparable rating agency in such amounts and against such risks as is usually carried by owners of similar businesses and properties in the same general areas in which the Borrower and its Subsidiaries operate.

     Section 6.05. ENVIRONMENTAL LAWS. The Borrower shall comply in all material respects with all Environmental Laws and provide to the Agent all documentation in connection with such compliance that the Agent may reasonably request.

     Section 6.06. ACCESS TO PREMISES AND RECORDS. The Borrower shall at any reasonable time and from time to time, but only to the extent relevant to the loan transaction hereunder and the Borrower's ability to perform under this Agreement, upon reasonable notice and during normal business hours, permit the Agent and each of the Banks, or any agent or representative thereof to examine the records and books of account and visit the properties of the Borrower or its subsidiaries and to discuss the affairs, finances and accounts of the Borrower and any Consolidated Subsidiary with any of the Borrower's officers and directors.

     Section 6.07. NOTICE OF DEFAULT. The Borrower shall, in the event any financial officer of the Borrower knows of any default or event of default under any material agreement to which the

Borrower is a party or any Event of Default which shall have occurred or knows of the occurrence of any event which, upon notice or lapse of time or both, would constitute an Event of Default, promptly and in any event within ten (10) days after the occurrence of each Event of Default, furnish to the Agent a written statement as to such occurrence specifying the nature and extent thereof and the action (if any) which is proposed to be taken with respect thereto.

     Section 6.08. SUBSIDIARIES. The Borrower shall within ten (10) days of the creation or acquisition of any new Domestic Subsidiary having assets with a book value of One Million Dollars ($1,000,000) or more, or any Foreign Subsidiary having assets with a book value of Two Million Dollars ($2,000,000) or more, or the acquisition of assets by or the transfer of assets to any existing Domestic Subsidiary which after such transfer will have assets with a book value of One Million Dollars ($1,000,000) or more or any existing Foreign Subsidiary which after such transfer will have assets with a book value of Two Million Dollars ($2,000,000) or more, deliver or cause to be delivered to the Agent a guaranty from such Subsidiary in form and substance acceptable to the Agent and a security agreement in substantially the same form as the Security Agreement by such Subsidiary, provided, however, nothing contained in this Section 6.08 shall be deemed to be consent by the Agent or any Bank of such creation, acquisition or transfer.

     Section 6.09. MATERIAL ADVERSE CHANGES. The Borrower shall promptly notify the Agent and the Banks of any litigation matter, investigation, audit, business development or change in financial condition, which has resulted in, or which the Borrower or its Subsidiaries reasonably believes will result in an Event of Default.

     Section 6.10. REPORTS TO OTHER CREDITORS. The Borrower shall promptly after the furnishing thereof, deliver to the Agent copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Agent or the Banks pursuant to any clause of this Article 6.

     Section 6.11. GENERAL INFORMATION. The Borrower shall provide the Agent such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Agent may from time to time reasonably request.

                         ARTICLE 7. NEGATIVE COVENANTS.

     So long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement, the Borrower shall not without the written consent of the Banks:

     Section 7.01. LIENS, ETC. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien, or any other type of preferential arrangement, upon or with respect to any of its properties, whether now owned or hereafter acquired, or assign, or permit any of its

Subsidiaries to assign, any right to receive income, in each case to secure any Debt of any Person or entity, other than:

     (a) Liens securing the Loans hereunder and securing the obligations under the Credit Agreement;

     (b) Liens securing the payment of taxes, assessments or governmental charges or levies or the demands of suppliers, mechanics, carriers, warehousers, landlords and other like Persons, provided that (i) they do not in the aggregate materially reduce the value of any properties subject to the Liens or materially interfere with their use in the ordinary conduct of the owning business, and
(ii) all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings;

     (c) Liens incurred or deposits made in the ordinary course of business (i) in connection with worker's compensation, unemployment insurance, social security and other like laws, or (ii) to secure the performance of letters of credit, bids, tenders, sales contract, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations, in each case not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of property;

     (d) attachment, judgment and other similar Liens arising in connection with court proceedings provided that (i) execution and other enforcement are effectively stayed, and (ii) all claims which the Liens secure are being actively contested in good faith and by appropriate proceedings;

     (e) Liens on property of a Subsidiary provided that they secure only obligations owing to the Borrower or another Subsidiary;

     (f) Liens related to lease obligations, and within the limitations, described in Section 7.02;

     (g) Liens against Customer Notes, which are created in connection with the sale, pledge or discounting of such Customer Notes, provided that immediately after giving effect thereto the Borrower's aggregate liabilities on account of such Debt secured by such Liens does not exceed $6,000,000; and

     (h) Liens against property leased pursuant to Capital Leases and Synthetic Lease Obligations, provided that the aggregate amount of Debt secured by such Liens does not exceed $3,000,000.

     (i) Liens not exceeding $500,000 in the aggregate against personal property other than inventory and receivables and Liens against receivables of HTT Hauser Tripet Tschudin AG and L. Kellenberger & Co. A.G.

     (j) Liens securing certain credit facilities made available by JPMorgan Chase Bank to the Borrower for foreign exchange, letters of credit and Interest Rate Protection agreements.

     For the purposes of this Agreement, the term "Lien" shall mean any interest in property securing any Debt or obligation owed to, or a claim by, a Person other than the owner of the property, whether the interest is based on common law, statute or contract (including the security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes). The term "Lien" shall not include minor reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions and other minor title exceptions affecting property, provided that they do not constitute security for a monetary obligation. For the purposes of this Agreement, the Borrower or a Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, Capital Lease and Synthetic Lease Obligations or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall be deemed to be a Lien. In connection with any sale, pledge or discounting of Borrower's or its Subsidiaries' Customer Notes, a "Lien" or "Liens" shall be deemed to exist to the extent of (i) the amount of any sums withheld from the Borrower or any Subsidiary in any such transaction, plus (ii) the amount of any obligation of the Borrower or any Subsidiary resulting from the non-payment of any Customer Notes involved in any such transaction.

     Section 7.02. LEASE OBLIGATIONS. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any obligations for the payment of rental for any property under leases or agreements to lease other than Capital Leases and Synthetic Lease Obligations which would cause the liabilities of the Borrower and its Subsidiaries, on a consolidated basis, in respect of all such obligations to exceed $5,000,000 payable in any period of 12 months.

     Section 7.03. PROHIBITED TRANSACTIONS. Use the proceeds of any Loan to acquire any security in any transaction which is subject to Sections 13 and 14 of the Securities Exchange Act of 1934 or use the proceeds of any Loan to otherwise acquire any public company other than on a friendly basis.

     Section 7.04. MARGIN STOCK. Use the proceeds of any Loan to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

     Section 7.05. CONSOLIDATIONS, MERGERS, ACQUISITIONS AND SALES OF ASSETS. Consolidate or merge with or into, or sell, lease or otherwise dispose of any of its assets to any Person or acquire all or any substantial portion of the properties, assets or shares of stock of any other entity or permit any Subsidiary to do any of the above except that:

     (a) any Subsidiary may consolidate or merge with the Borrower or any wholly-owned subsidiary of the Borrower;

     (b) the Borrower or any Subsidiary may sell, lease or otherwise dispose of any of its inventory in the ordinary course of business and any of its assets which are obsolete, excess or unserviceable;

     (c) the Borrower or any Subsidiary may sell, pledge or discount customer notes in accordance with the terms of the Pledge Agreement;

     (d) the Borrower or any Subsidiary may sell, lease or otherwise dispose of any of its assets (other than as permitted by clauses (a)-(c) inclusive), PROVIDED that the aggregate net value of all assets of the Borrower and its Subsidiary sold, leased, or otherwise disposed of during any Fiscal Year of the Borrower pursuant to this clause
             (d) shall not exceed five percent (5%) of the Consolidated Tangible Net Worth of the Borrower and its Subsidiaries at the end of the preceding Fiscal Year.

     All sales, leases or other disposition of assets pursuant to clauses (b),
     (c) or (d) shall be at not less than fair market value.

     Section 7.06. AFFILIATE TRANSACTIONS. Enter into or permit any Subsidiary to enter into any transaction (including the purchase, sale or exchange of Property or the rendering of any service) with any Affiliate except upon fair and reasonable terms which are at least as favorable to the Borrower or the Subsidiary as would be obtained in a comparable arms-length transaction with a non-Affiliate.

     Section 7.07. LOANS AND ADVANCES. Make or permit to exist any loans or advances to any Person, except that loans or advances incurred in the normal course of business (including employee advances and Customer Notes not exceeding $20,000,000 in the aggregate at any one time outstanding) are permitted.

     Section 7.08. GUARANTIES. Become or permit any Subsidiary to become liable for or permit any of its property to become subject to any guaranty except guaranties given in connection with the sale, pledge or discounting of customer notes, provided that immediately after giving effect thereto the Borrower's aggregate liability under such guaranties (exclusive of guaranties to the Hardinge Inc. Pension Plan) does not exceed $6,000,000. Each guaranty permitted by this Section 7.08 must comply with the requirements of Section 8.01 (if and to the extent it is included among Consolidated Current Liabilities) and with the requirements of Section 8.03 (if and to the extent it is included in Funded
Debt).

     Section 7.09. NO ACTIVITIES LEADING TO FORFEITURE. Neither the Borrower nor any of its Subsidiaries or to Borrower's knowledge Affiliates is engaged in or proposes to be engaged in the conduct of any business or activity which could result in a Forfeiture Proceeding, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries.

                         ARTICLE 8. FINANCIAL COVENANTS.

     So long as any of the Notes shall remain unpaid or any Bank shall have any Commitment under this Agreement:

     Section 8.01. WORKING CAPITAL. The Borrower shall maintain at all times an excess of Consolidated Current Assets over Consolidated Current Liabilities of not less than $85,000,000.

     Section 8.02. NET WORTH. The Borrower shall maintain a minimum Consolidated Tangible Net Worth of not less than One Hundred Thirty Million Dollars ($130,000,000) at all times through December 31, 2002 and which sum shall increase by $1,000,000 as of the end of each Fiscal Year thereafter.

     Section 8.03. FUNDED DEBT. The Borrower shall maintain a ratio of Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization, as measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months of not greater than (i) 3.75 to 1 for the fiscal quarters ending December 31, 2002 and March 31, 2003, (ii) 3.5 to 1 for the fiscal quarter ending June 30, 2003; (iii) 3.25 to 1 for the fiscal quarter ending September 30, 2003; (iv) 3.0 to 1 for the fiscal quarters ending December 31, 2003 and March 31, 2004; and (v) 2.5 to 1 for each fiscal quarter thereafter.

     Section 8.04. EARNINGS. The Borrower shall maintain a ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to Interest of not less than 3.25 to 1, measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months through June 30, 2003, and 3.75 to 1 as of the last day of each fiscal quarter thereafter.

     Section 8.05. FIXED CHARGE RATIO. The Borrower shall maintain a Fixed Charge Ratio measured as of the last day of each Fiscal Quarter for the immediately preceding twelve (12) months of not less than 1.1 to 1.

     Section 8.06. CUSTOMER NOTES. The amount of Customer Notes outstanding at any one time shall not exceed $20,000,000 in the aggregate.

                          ARTICLE 9. EVENTS OF DEFAULT.

     Section 9.01. EVENTS OF DEFAULT. Any of the following events shall be an "Event of Default":

     (a) The Borrower shall fail to pay when due any installment of principal of, or interest on, any Note, Loan or any amount of a fee or any other amount payable under this Agreement, as and when due and payable; or

     (b) Any representation or warranty made by the Borrower herein or in any other Facility Document, or by the Borrower (or any of its officers) in connection with this Agreement shall prove to have been incorrect in any material respect when made; or

     (c) The Borrower shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or in any other Facility Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Borrower by the Agent or any Bank; or

     (d) The Borrower or any of its Subsidiaries shall fail to pay any Debt (but excluding Debt evidenced by the Notes) of the Borrower or such Subsidiary as the case may be, or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other default under any agreement or instrument relating to any such Debt, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

     (e) The Borrower or any of its Subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Borrower or any of its Subsidiaries seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property; or the Borrower or any of its Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (e); or

     (f) Any judgment or order for the payment of money in excess of $2,500,000 shall be rendered against the Borrower or any of its Subsidiaries, and either
(i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

     (g) Any member of the Controlled Group shall fail to pay when due an amount or amounts aggregating in excess of $250,000 which it shall have become liable to pay to the PBGC or to a Plan under Title IV of ERISA; or notice of intent to terminate a Plan or Plans having aggregate Unfunded Benefit Liabilities in such amount or amounts which would at such time create a liability in excess of liabilities of such Plan or Plans recognized prior thereto on the Borrower's financial statements and which liability would cause a violation of any of the covenants under Article 7 (collectively, a "Material Plan") shall be filed under Title IV of ERISA by any member of the Controlled Group, any plan administrator any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate or to cause a trustee to be appointed to administer any Material Plan or a proceeding shall be instituted by a fiduciary of any Material Plan against any member of the Controlled Group to enforce
Section 515 of ERISA and such proceeding shall not have been dismissed within 30 days thereafter; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or

     (h) Any Forfeiture Proceeding shall have been commenced or the Borrower shall have given any Bank written notice of the commencement of any Forfeiture Proceeding, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its Subsidiaries, or any Bank has a good faith basis to believe that a Forfeiture Proceeding has been threatened or commenced, which would, individually or in the aggregate, materially and adversely affect the business, operations, assets or financial condition of the Borrower or any of its subsidiaries; or

     (i) A Change in Control shall occur.

     Section 9.02. REMEDIES. If any Event of Default shall occur and be continuing, the Agent shall, upon request of the Required Banks, by notice to the Borrower, (a) declare the Commitments to be terminated, whereupon the same shall forthwith terminate, and (b) declare the outstanding principal of the Notes, all interest thereon and all other amounts payable under this Agreement and the Notes to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided that, in the case of an Event of Default referred to in Section 9.01(e) or Section 9.01(h) above, the Commitments shall be immediately terminated, and the Notes, all interest thereon and all other amounts payable under this Agreement shall be immediately due and payable without notice, presentment, demand protest or other formalities of any kind, all of which are hereby expressly waived by the Borrower.

           ARTICLE 10. THE AGENT; RELATIONS AMONG BANKS AND BORROWER.

     Section 10.01. APPOINTMENT, POWERS AND IMMUNITIES OF AGENT. Each Bank hereby irrevocably (but subject to removal by the Required Banks pursuant to Section 10.09) appoints and authorizes the Agent to act as its agent hereunder and under any other Facility Document with such powers as are specifically delegated to the Agent by the terms of this Agreement and any other Facility Document, together with such other powers as are reasonably incidental thereto. The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Facility Document, and shall not by reason of this Agreement be a trustee for any Bank. The Agent shall not be responsible to the Banks for any recitals, statements, representations or warranties made by the Borrower or any officer or official of the Borrower or any other Person contained in this Agreement or any other Facility Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Facility Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Facility Document or any other document or instrument referred to or provided for herein or therein, for the perfection or priority of any collateral security for the Loans or for any failure by the Borrower to perform any of its obligations hereunder or thereunder. The Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Facility Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. The Borrower shall pay any fee agreed to by the Borrower and the Agent with respect to the Agent's services hereunder.

     Section 10.02. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent may deem and treat each Bank as the holder of the Loan made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Agent signed by such Bank shall have been furnished to the Agent but the Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Facility Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and any other holder of all or any portion of any Loan.

     Section 10.03. DEFAULTS. The Agent shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on the Loans to the extent the same is required to be paid to the Agent for the account of the Banks) unless the Agent has received notice from a Bank or the Borrower specifying such Default or Event of Default. In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks (and shall give each Bank prompt notice of each such non-payment). The Agent shall (subject to Section 10.08) take such action with respect to such Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Agent shall have received such directions, the Agent may take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Agent shall not be required to take any such action which it determines to be contrary to law.

     Section 10.04. RIGHTS OF AGENT AS A BANK. With respect to its Commitment and the Loan made by it, the Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its capacity as a Bank. The Agent and its affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with, the Borrower (and any of its affiliates) as if it were not acting as the Agent, and the Agent may accept fees and other consideration from the Borrower for services in connection with this Agreement or otherwise without having to account for the same to the Banks. Although the Agent and its affiliates may in the course of such relationships and relationships with other Persons acquire information about the Borrower, its Affiliates and such other Persons, the Agent shall have no duty to disclose such information to the Banks except to the extent, if any, expressly required by this Agreement or any other Facility Documents.

     Section 10.05. INDEMNIFICATION OF AGENT. The Banks agree to indemnify the Agent (to the extent not reimbursed under section 11.03 or under the applicable provisions of any other Facility Document, but without limiting the obligations of the Borrower under Section 11.03 or such provisions), ratably in accordance with the aggregate unpaid principal amount of the Loans made by the Banks (without giving effect to any participations, in all or any portion of such Loans, sold by them to any other Person) (or, if no Loans are at the time outstanding, ratably in accordance with their respective Commitments), for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of this Agreement, any other Facility Document or any other documents contemplated by or referred to herein or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 11.03 or under the applicable provisions of any other Facility Document but excluding, unless a Default or Event of Default has occurred, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

     Section 10.06. DOCUMENTS. The Agent will forward to each Bank, promptly after the Agent's receipt thereof, a copy of each report, notice or other document required by this Agreement or any other Facility Document to be delivered to the Agent for such Bank.

     Section 10.07. NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Facility Document. The Agent shall not be required to keep itself informed as to the performance or observance by the Borrower of this Agreement or any other Facility Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Borrower or any Subsidiary (or any of their Affiliates) which may come into the possession of the Agent or any of its affiliates. The Agent shall not be required to file this Agreement, any other Facility Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement, any other Facility Document or any document or instrument referred to herein or therein, to anyone.

     Section 10.08. FAILURE OF AGENT TO ACT. Except for action expressly required of the Agent hereunder, the Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section 10.05 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

     Section 10.09. RESIGNATION OR REMOVAL OF AGENT. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving written notice thereof to the Banks and the Borrower, and the Agent may be removed at any time with or without cause by the Required Banks; provided that the Borrower and the other Banks shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Required Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank which has an office in New York, New York. The Required Banks or the retiring Agent, as the case may be, shall upon the appointment of a successor Agent promptly so notify the Borrower and the other Banks. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 10 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

     Section 10.10. AMENDMENTS CONCERNING AGENCY FUNCTION. The Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Facility

Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

     Section 10.11. LIABILITY OF AGENT. The Agent shall not have any liabilities or responsibilities to the Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of the Borrower to perform its obligations hereunder or under any other Facility Document. This Section 10.11 shall not be construed to limit the Agent's liability or responsibility where the Agent is acting as a Bank under this Agreement.

     Section 10.12. TRANSFER OF AGENCY FUNCTION. Without the consent of the Borrower or any Bank, the Agent may at any time or from time to time transfer its functions as Agent hereunder to any of its offices wherever located, provided that the Agent shall promptly notify the Borrower and the Banks thereof.

     Section 10.13. NON-RECEIPT OF FUNDS BY THE AGENT. Unless the Agent shall have been notified by a Bank or the Borrower (either one as appropriate being the "Payor") prior to the date on which such Bank is to make payment hereunder to the Agent of the proceeds of a Loan or the Borrower is to make payment to the Agent, as the case may be (either such payment being a "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient on such date and, if the Payor has not in fact made the Required Payment to the Agent, the recipient of such payment (and, if such recipient is the Borrower and the Payor Bank fails to pay the amount thereof to the Agent forthwith upon demand, the Borrower) shall, on demand, repay to the Agent the amount made available to it together with interest thereon for the period from the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the average daily Federal Funds Rate for such period.

     Section 10.14. WITHHOLDING TAXES. (a) Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any U.S. tax and will furnish to the Agent such forms, certifications, statements and other documents as the Agent may request from time to time to evidence such Bank's exemption from the withholding of any U.S. tax imposed by any domestic jurisdiction or to enable the Agent to comply with any applicable laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the laws of the United States of America or any state thereof, in the event that the payment of interest by the Borrower is treated for U.S. income tax purposes as derived in whole or in part from sources from within the U.S., such Bank will furnish to the Agent Form W-8BEN or Form W-8ECI of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank as evidence of such Bank's exemption from the withholding of U.S. tax with respect thereto. The Agent shall not be obligated to make any payments hereunder to such Bank in respect of any Loan or such Bank's Commitment until such Bank shall have furnished to the Agent the requested form, certification, statement or document.

     (b) The Borrower agrees to pay each Bank such additional amounts as are necessary in order that the net payment of any amount payable by Borrower to such Bank hereunder and under its Note, after deduction for or withholding in respect of any future tax, assessment or other charge or levy imposed by or on behalf of the government of the country of the Alternative Currency in which a Eurodollar Loan is made (other than taxes imposed on the overall net income of the Bank or of its applicable Lending Office by the jurisdiction in which the Bank's principal office or Lending Office is located) ("Foreign Taxes") on or with respect to such payment, will not be less than the amount stated herein and in such Note to be payable. The amount payable to any Bank shall be computed from the date of the assessment of the Foreign Taxes, or the date that is one hundred twenty (120) days prior to the date of demand by the Bank, whichever is later. Without affecting Borrower's obligations under this Section 10.14(b), if the Borrower is required by applicable law or regulation to make any deduction or withholding of any Foreign Taxes with respect of any payment hereunder to any Bank, Borrower agrees to furnish such Bank (i) within forty-five (45) days of such payment the originals or certified copies of all governmental tax receipts in respect of such Foreign Taxes, and (ii) promptly at the request of such Bank, any other information, documents and receipts that such Bank may reasonably require to establish to its satisfaction the full and timely payment of such Foreign Taxes and to permit such Bank to claim such Foreign Taxes as a credit or deduction in the computation of income taxes imposed on such Bank.

     Section 10.15. SEVERAL OBLIGATIONS AND RIGHTS OF BANKS. The failure of any Bank to make the Loan to be made by it on the date specified therefor shall not relieve any other Bank of its obligation to make its Loan on such date, but no Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank. The amounts payable at any time hereunder to each Bank shall be a separate and independent debt, and each Bank shall be entitled to protect and enforce its rights arising out of this Agreement, and it shall not be necessary for any other Bank to be joined as an additional party in any proceeding for such purpose.

     Section 10.16. PRO RATA TREATMENT OF LOANS, ETC. Except to the extent otherwise expressly provided in this Agreement (a) the borrowings under Section
2.04 shall be made from the Banks pro rata according to the amounts of their respective Commitment; and (b) each prepayment and payment of principal of or interest on Loans of a particular type and a particular Interest Period shall be made to the Agent for the account of the Banks pro rata in accordance with the respective unpaid principal amounts of such Loans held by such Banks.

     Section 10.17. SHARING OF PAYMENTS AMONG BANKS. If a Bank shall obtain payment of any principal of or interest on any Loan made by it through the exercise of any right of setoff, banker's lien, counterclaim, or by any other means (including any payment obtained from or charged against any Third Party), it shall promptly purchase from the other Banks participations in (or, if and to the extent specified by such Bank, direct interests in) the Loans made by the other Banks in such amounts, and make such other adjustments from time to time as shall be equitable to the end that all the Banks shall share the benefit of such payment (net of any expenses which may be incurred by such Bank in obtaining or preserving such benefit) pro rata in accordance with the unpaid principal and interest on the Loans held by each of them. To such end the Banks shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored. The Borrower agrees that any Bank so purchasing a participation (or direct interest) in the Loans made by other Banks may exercise all rights of setoff, banker's lien, counterclaim or similar rights with respect to such participation (or direct interest). Nothing contained herein shall require any Bank to exercise any such right or shall affect the right of any Bank to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness of the Borrower.

     Section 10.18. OTHER AGENTS; ADVISORS AND ARRANGERS. None of the Banks or other Persons identified on the facing page or signature pages of this Agreement as a "documentation agent", "exclusive advisor", "sole book runner" or "sole lead arranger" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than, in the case of such Bank, those applicable to all Banks as such. Without limiting the foregoing, none of the Banks or the Persons so identified shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Bank's or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                           ARTICLE 11. MISCELLANEOUS.

     Section 11.01. AMENDMENTS AND WAIVERS. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Required Banks, or by the Borrower and the Agent acting with the consent of the Required Banks and any provision of this Agreement may be waived by the Required Banks or by the Agent acting with the consent of the Required Banks; PROVIDED that no amendment, modification or waiver shall, unless by an instrument signed by all of the Banks or by the Agent acting with the consent of all of the Banks: (a) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of the Commitments, (b) extend the date fixed for the payment of principal of or interest on any Loan or any fee payable hereunder, (c) reduce the amount of any payment of principal thereof or the rate at which interest is payable thereon or any fee payable hereunder,
(d) alter the terms of this Section 11.01, (e) amend the definition of the term "Required Banks" or (f) waive any of the documentary conditions precedent set forth in Section 4.01 hereof and PROVIDED, FURTHER, that any amendment of
Article 10 hereof or any amendment which increases the obligations of the Agent hereunder shall require the consent of the Agent. No failure on the part of the Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof or preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     Section 11.02. USURY. Anything herein to the contrary notwithstanding, the obligations of the Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

     Section 11.03. EXPENSES AND INDEMNIFICATION. The Borrower shall reimburse the Agent and the Banks on demand for all costs, expenses, and charges (including, without limitation, fees and charges of external legal counsel for the Agent and each Bank and costs allocated by their respective internal legal departments) incurred by the Agent or the Banks in connection with the enforcement of this Agreement or the Notes by reason of any Event of Default or any event which, after the giving of notice or passage of time, or both, would constitute an Event of Default. The Borrower agrees to indemnify and hold harmless the Agent and each Bank from and against any and all claims, damages, liabilities and expenses (including, without limitation, fees and disbursements of counsel) (each an "Indemnified Liability") which may be incurred by or asserted against the Agent or such Bank in connection with or arising out of any threatened or actual litigation, or proceeding related to any acquisition or proposed acquisition by the Borrower, or by any Subsidiary, of all or any portion of the stock of substantially all the assets of any Person whether or not the Agent or such Bank is a party thereto. The Borrower agrees that any Indemnified Liability will be promptly paid to the Person to be indemnified upon the written demand of such Person.

     Section 11.04. SURVIVAL. The obligations of the Borrower under Sections 3.01, 3.05 and 11.03 shall survive the repayment of the Loans and the termination of the Commitments.

     Section 11.05. ASSIGNMENT; PARTICIPATIONS.

     (a) This Agreement shall be binding upon, and shall inure to the benefit of, the Borrower, the Agent, the Banks and their respective successors and assigns, except that the Borrower may not assign or transfer its rights or obligations hereunder.

     (b) Each Bank may, with the consent of the Agent and the Borrower (which consent will not be unreasonably withheld or delayed) assign all or any part of its Commitments, its Note or Loans to another bank or other Person provided, however, that (i) no such consent of the Borrower shall be required in an Event of Default under Section 9.01 hereof shall have occurred and is continuing, (ii) no such consent by the Borrower or the Agent shall be required in the case of any assignment to another Bank; and (iii) any such partial assignment shall be made in an amount of at least $2,500,000. Upon execution and delivery by the assignee to the Borrower and the Agent of an instrument in writing pursuant to which such assignee agrees to become a "Bank" hereunder (if not already a Bank) having the Commitment and Loan specified in such instrument, and upon consent thereto by the Borrower and the Agent, to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower and the Agent), the obligations, rights and benefits of a Bank hereunder holding the Commitment and Loans (or portions thereof) assigned to it (in addition to the Commitment and Loans, if any, theretofore held by such Assignee) and the assigning Bank shall, to the extent of assignment, be released from the Commitment (or portion thereof) so assigned. Upon each such assignment the assignee shall pay the Agent an assignment fee of $3,500.00 and if the assignee shall not be a Bank, deliver to the Agent an Administrative Questionnaire.

     (c) A Bank may sell or agree to sell to one or more banks or other Persons a participation in all or any part of any Loans held by it, or in its Commitment, in which event each purchaser of a participation (a "Participant") shall not, except as otherwise provided in Section 10.17 hereof, have any rights or benefits under this Agreement or any Note (the participant's rights against such Bank in respect of such participation to be those set forth in the agreements executed by such Bank in favor of the Participant). All amounts payable by the Borrower to any Bank under
Section 2 hereof in respect of Loans held by it and its Commitment, shall be determined as if such Bank had not sold or agreed to sell any participations in such Loan and Commitment, and as if such Bank were funding each of such Loan and Commitment in the same way that it is funding the portion of such Loan and Commitment in which no participations have been sold. The agreement executed by such Bank in favor of the Participant shall not give the Participant the right to require such Bank to take or omit to take any action hereunder except action directly relating to (i) the extension of the Maturity Date, (ii) the extension of a payment date with respect to any fees payable hereunder or any portion of the principal of or interest on any amount outstanding hereunder allocated to such participant, (iii) the reduction of the principal amount outstanding hereunder, or (iv) the reduction of the rate of interest payable on such amount or any amount of fees payable hereunder to a rate or amount, as the case may be, below that which the Participant is entitled to receive under its agreement with such Bank.

     (d) In addition to the assignments and participations permitted under paragraphs (b) and (c) above, any Bank may assign and pledge all or any portion of its Loan and Note to (i) any affiliate of such Bank, or (ii) any Federal Reserve Bank as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Bank from its obligations hereunder.

     (e) A Bank may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees and participants), provided that such Bank shall require any assignee or participant (prospective or otherwise) to agree in writing to maintain the confidentiality of such information.

     Section 11.06. NOTICES. All notices, requests and other communications provided for herein (including, and not by way of limitation, any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including and not by way of limitation by telecopy), or, with respect to notices given pursuant to Section 2.04 hereof, by telephone confirmed in writing by telex, telecopier or other writing by the close of business on the day notice is given, delivered (or telephoned, as the case may be) to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, (a) notices shall be given to the Agent by telephone, confirmed by telex, telecopy or other writing by the close of business on the day notice is given, and (b) notices to the Banks and to the Borrower by telecopy, commercial overnight courier service, ordinary mail, or telex addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (i) if given by mail, three (3) days after deposit in the mails with first class postage prepaid, addressed as aforesaid; (ii) if given by telex, when the telex is transmitted to the telex number as aforesaid, and (iii) in all other cases when delivered or received. Provided, however, that notices to the Agent and the Banks shall be effective upon receipt.

     Section 11.07. SETOFF. The Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim a Bank may otherwise have, each Bank shall be entitled, at its option, to offset balances (general or special, time or demand, provisional or final) held by it for the account of the Borrower at any of such Bank's offices, in Dollars or in any other currency, against any amount payable by the Borrower to such Bank under this Agreement or such Bank's Note which is not paid when due (regardless of whether such balances are then due to the Borrower), in which case it shall promptly notify the Borrower and the Agent thereof; provided that such Bank's failure to give such notice shall not affect the validity thereof. Payments by the Borrower hereunder shall be made without setoff or counterclaim.

     SECTION 11.08. JURISDICTION; IMMUNITIES. (A) THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE NOTES, AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF ANY AND ALL PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES OF SUCH PROCESS TO THE BORROWER AT ITS ADDRESS SPECIFIED IN SECTION 11.06. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. THE BORROWER FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN SUCH STATE ON THE BASIS OF FORUM NON CONVENIENS. THE BORROWER FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT SHALL BE BROUGHT ONLY IN NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY. THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO JURY TRIAL.

     (b) Nothing in this Section 11.08 shall affect the right of the Agent or any Bank to serve legal process in any other manner permitted by law or affect the right of the Agent or any Bank to bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions.

     (c) To the extent that the Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Borrower hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the Notes.

     Section 11.09. TABLE OF CONTENTS; HEADINGS. Any table of contents and the headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Agreement.

     Section 11.10. SEVERABILITY. The provisions of this Agreement are intended to be severable. If for any reason any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

     Section 11.11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

     Section 11.12. INTEGRATION. The Facility Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby and supersede any prior oral or written statements or agreements with respect to such transactions.

     SECTION 11.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CONFLICT-OF-LAW RULES.

     Section 11.14. CONFIDENTIALITY. Each Bank and the Agent agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable pre cautions to keep confidential, in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrower pursuant to this Agreement which is identified by the Borrower as being confidential at the time the same is delivered to the Banks or the Agent, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any of the Banks or the Agent, (c) to bank examiners, auditors or accountants, (d) in connection with any litigation to which any one or more of the Banks is a party, (e) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) first executes and delivers to the respective Bank a Confidentiality Agreement in substantially the form of EXHIBIT D hereto; or (f) to the extent such information becomes publicly available other than as a result of disclosure by a Bank; and provided further that in no event shall any Bank or the Agent be obligated or required to return any materials furnished by the Borrower.

     Section 11.15. TREATMENT OF CERTAIN INFORMATION. The Borrower (a) acknowledges that services may be offered or provided to it (in connection with this Agreement or otherwise) by each Bank or by one or more of their respective subsidiaries or affiliates and (b) acknowledges that any information delivered to each Bank or its subsidiaries or affiliates regarding the Borrower may be shared among such Bank and such subsidiaries and affiliates. This Section 11.15 shall survive the repayment of the Loans and the termination of the Commitments.

     Section 11.16. CURRENCY. This is an international loan transaction in which the specification of Dollars and payment in State of New York, is of the essence, and Dollars shall be the currency of account in all events relating to the Loans. The payment obligations of the Borrower under this

Agreement and the Notes shall not be discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to Dollars and transferred to the place of payment under normal banking procedures does not yield the amount of Dollars due hereunder. If for the purpose of obtaining a judgment in any court it is necessary to convert a sum due hereunder in Dollars into another Currency (the "Second Currency"), the rate of exchange which shall be applied shall be that at which in accordance with the normal banking procedures the Agent could purchase Dollars with the Second Currency on the Banking Day next preceding that on which such judgment is rendered. The obligation of the Borrower in respect of any sum due from it to the Agent or any Bank hereunder (an "Entitled Person") shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Banking Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Second Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to place of payment, Dollars with the amount of the Second Currency so adjudged to be due; and the Borrower hereby, as a separate obligation and notwithstanding any judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand in Dollars, any difference between the sum originally due to such Entitled Person in Dollars in the amount of Dollars so purchase and transferred.

                            [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                  HARDINGE INC.


                                  By: /s/ J. PATRICK ERVIN
                                     ---------------------------------------
                                        J. Patrick Ervin, President
                                        and Chief Executive Officer

                                  Address for Notices:

                                  One Hardinge Drive
                                  Elmira, New York 14902
                                  Attention: Chief Financial Officer
                                  Telephone No.:  (607) 734-2281
                                  Telecopier No.: (607) 734-5517

                                  AGENT:

                                  JPMORGAN CHASE BANK


                                  By: /s/ CHRISTINE M. MCLEOD
                                    --------------------------------------
                                    Christine M. McLeod, Vice President

                                  Address For Notices Under Section 2.08:

                                  JPMorgan Chase Bank
                                  Loan and Agency Services Group
                                  One Chase Manhattan Plaza, 8th Floor
                                  New York, New York 10081
                                  Attention: Mo Lin Sum, Vice President
                                  Telephone No.:(212) 552-7312
                                  Telecopier No.:(212) 552-5650

                                  Address For All Other Notices:

                                  JPMorgan Chase Bank
                                  1975 Lake Street
                                  Elmira, New York 14902
                                  Attention: Christine M. McLeod, Vice President Telephone No.:(607) 734-7645
                                  Telecopier No.:(607) 734-7824

                                  DOCUMENTATION AGENT:

                                  KEYBANK NATIONAL ASSOCIATION


                                  By: /s/ ALBERT G. WHITE, III
                                     -------------------------------------------
                                     Albert G. White, III, Senior Vice President

                                  Address for Notices:

                                  KeyBank National Association
                                  1200 Bausch and Lomb Place
                                  Rochester, New York 14604
                                  Attention: Albert G. White, III,
                                  Senior Vice President
                                  Telephone No.:(585) 238-4143
                                  Telecopier No.:(585) 238-4142

                                  BANKS:

                                  JPMORGAN CHASE BANK


                                  By: /s/ CHRISTINE M. MCLEOD
                                    ---------------------------------------
                                    Christine M. McLeod, Vice President

                                  Lending Office and Address for Notices
                                  Pursuant to Section 2.08:

                                  JPMorgan Chase Bank
                                  Loan and Agency Services Group
                                  One Chase Manhattan Plaza, 8th Floor
                                  New York, New York  10081
                                  Attention: Mo Lin Sum, Vice President
                                  Telephone No.:(212) 552-7312
                                  Telecopier No.:(212) 552-5650

                                  Address For All Other Notices:

                                  JPMorgan Chase Bank
                                  1975 Lake Street
                                  Elmira, New York 14901
                                  Attention: Christine M. McLeod, Vice President Telephone No.:(607) 734-4227
                                  Telecopier No.:(607) 734-7645

                                  KEYBANK NATIONAL ASSOCIATION


                                  By: /s/ ALBERT G. WHITE, III
                                     -------------------------------------------
                                     Albert G. White, III, Senior Vice President

                                  Lending Office and Address for Notices:

                                  KeyBank National Association
                                  1200 Bausch and Lomb Place
                                  Rochester, New York 14604
                                  Attention: Albert G. White, III,
                                  Senior Vice President
                                  Telephone No.:(585) 238-4143
                                  Telecopier No.:(585) 238-4142

                                  MANUFACTURERS AND TRADERS TRUST COMPANY


                                  By: /s/ SUSAN A. BURTIS
                                     ----------------------------------------
                                     Susan A. Burtis, Vice President

                                  Lending Office and Address for Notices:

                                  Manufacturers and Traders Trust Company
                                  2 Court Street
                                  Binghamton, New York 13901
                                  Attention: Susan A. Burtis, Vice President
                                  Telephone No.:(607) 217-3242
                                  Telecopier No.:(607) 724-6627

                                  NBT BANK, NATIONAL ASSOCIATION


                                  By: /s/ RONALD G. GOODWIN
                                     -------------------------------------------
                                     Ronald G. Goodwin, Vice President

                                  Lending Office and Address for Notices:

                                  NBT Bank, National Association
                                  52 South Broad Street
                                  Norwich, New York 13815
                                  Attention: Ronald Goodwin, Vice President
                                  Telephone No.:(607) 724-6906
                                  Telecopier No.:(607) 724-7170

                                    EXHIBIT A

                                 [FORM OF NOTE]

                                 PROMISSORY NOTE

$__________________                                           ____________, 20__
                                                              New York, New York

     HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of ____________________________(the "Bank") at the principal office of JPMorgan Chase Bank, at One Chase Manhattan Plaza New York, New York 10081 or at such other place as required by the Term Loan Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of $__________________ in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Term Loan Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Term Loan Agreement, on the dates and in the manner provided in said Term Loan Agreement.

     The date and amount of the Loan made by the Bank to the Borrower under the Term Loan Agreement referred below, interest rate, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Term Loan Agreement or hereunder in respect of the Variable Rate Loans made by the Bank.

     This is one of the Notes referred to in that certain Term Loan Agreement (as amended from time to time the "Term Loan Agreement") dated as of _________________, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Term Loan Agreement.

     The Term Loan Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

     The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY

APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

     This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.

                                  HARDINGE INC.


                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:

                                SCHEDULE TO NOTE

                                                      Duration of
                  Amount of                           Interest          Amount of        Balance
Date              Loan              Interest Rate     Period            Payment          Outstanding       Notation By
----              ---------         -------------     ------------      ---------        -----------       -----------








                                    EXHIBIT B

                         [FORM OF AUTHORIZATION LETTER]

                                                       ___________________, 20__

JPMorgan Chase Bank
Loan and Agency Services Group
One Chase Manhattan Plaza, 8th Floor
New York, New York 10081
Attn: _____________________


     Re: Term Loan Agreement dated as of ________________ (the "Term Loan Agreement") among Hardinge Inc. the Banks named therein, KeyBank National Association as Documentation Agent and JPMorgan Chase Bank as Administrative Agent for said Banks


Ladies and Gentlemen:

          In connection with the captioned Term Loan Agreement, we hereby designate any one of the following persons to give to you instructions, including notices required pursuant to the Agreement, orally or by telephone or teleprocess:

                          NAME (TYPEWRITTEN)

                          -------------------------------

                          -------------------------------

                          -------------------------------

                          -------------------------------

          Instructions may be honored on the oral, telephonic or teleprocess instructions of anyone purporting to be any one of the above designated persons even if the instructions are for the benefit of the person delivering them. We will furnish you with confirmation of each such instruction either by telex (whether tested or untested) or in writing signed by any person designated above (including any telecopy which appears to bear the signature of any person designated above) on the same day that the instruction is provided to you but your responsibility with respect to any instruction shall not be affected by your failure to receive such confirmation or by its contents.

          You shall be fully protected in, and shall incur no liability to us for, acting upon any instructions which you in good faith believe to have been given by any person designated above, and in no event shall you be liable for special, consequential or punitive damages. In addition, we agree to hold you and your agents harmless from any and all liability, loss and expense arising directly or indirectly out of instructions that we provide to you in connection with the Term Loan Agreement except for liability, loss or expense occasioned by the gross negligence or willful misconduct of you or your agents.

          Upon notice to us, you may, at your option, refuse to execute any instruction, or part thereof, without incurring any responsibility for any loss, liability or expense arising out of such refusal if you in good faith believe that the person delivering the instruction is not one of the persons designated above or if the instruction is not accompanied by an authentication method that we have agreed to in writing.

          We will promptly notify you in writing of any change in the persons designated above and, until you have actually received such written notice and have had a reasonable opportunity to act upon it, you are authorized to act upon instructions, even though the person delivering them may no longer be authorized.


                                           Very truly yours,

                                           HARDINGE INC.


                                           By
                                             -----------------------------------
                                           Name:
                                           Title:

                                    EXHIBIT C

                     [Letterhead of counsel to the Borrower]

                                 [Closing Date]


To The Banks,
Administrative Agent and
Documentation Agent,
parties to the Term Loan Agreement
   referred to below
c/o JPMorgan Chase Bank
One Chase Manhattan Plaza
New York, New York 10081

Ladies and Gentlemen:

          We have acted as counsel to Hardinge Inc. (the "Borrower") in connection with the execution and delivery of that certain Term Loan Agreement (the "Term Loan Agreement") dated as of __________________, 2002 among the Borrower, the Banks signatory thereto KeyBank National Association as Documentation Agent and JPMorgan Chase Bank as Administrative Agent. Except as otherwise defined herein, all terms used herein and defined in the Term Loan Agreement or any agreement delivered thereunder shall have the meanings assigned to them therein.

          In connection with the preparation of this Opinion, we have examined originals or counterparts, executed on behalf of the Borrower, of the Facility Documents and the exhibits attached thereto in originals or copies, certified to our satisfaction, of such records, certificates and documents as we deemed relevant and necessary as a basis for rendering this Opinion.

          Based upon the foregoing, and having regard to such legal considerations as we deem relevant, we are of the opinion that:

          1. The Borrower and to the best of our knowledge, each of its Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, has all power and authority to carry on its business as presently being conducted and to own its properties, and is duly licensed or qualified and in good standing as a foreign corporation in each other jurisdiction in which its properties are located or in which failure to qualify would materially and adversely affect either the conduct or its business or the enforceability of contractual rights of the Borrower.

          2. The execution, delivery and performance by the Borrower of the Facility Documents to which it is a party have been duly authorized by all necessary corporate action and do not and will not: (a) require any consent or approval of its stockholders; (b) contravene its charter or by-laws; (c) contravene any law or to the best of our knowledge contractual restriction or provision binding on or affecting the Borrower.

          3. No authorization or approval or other action by, and no notice to or filing with any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Facility Documents.

          4. The Term Loan Agreement is, and the other Facility Documents when executed thereunder will be, legal, valid and binding obligations enforceable in accordance with their respective terms, except that (a) the availability of equitable remedies may be limited by principals of equity, and (b) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of the rights of creditors generally.

          5. Each Facility Document to which the Borrower is a party is, or when delivered under the Term Loan Agreement will be, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

          6. There is no pending, or to our knowledge threatened actions, suits or proceedings against or affecting the Borrower or any of its Subsidiaries before any court, governmental agency or arbitrator, which may, in any one case or in the aggregate, materially adversely affect the financial condition or operations of the Borrower or of any such Subsidiary, or the ability of the Borrower to perform its obligations under the Facility Documents to which it is a party.


                                           Very truly yours,

                                    EXHIBIT D

                            CONFIDENTIALITY AGREEMENT

                                                [Date]

[Insert Name and
Address of Prospective
Participant or Assignee]

          Re: Term Loan Agreement dated as of ___________, 2002 between Hardinge Inc., the Banks party thereto, KeyBank National Association as Documen- tation Agent and JPMorgan Chase Bank as Agent.

Dear ________________

          As a Bank, party to the above-referenced Term Loan Agreement (the "Credit Agreement"), we have agreed with Hardinge Inc. (the "Borrower") pursuant to Section 11.14 of the Term Loan Agreement to use reasonable precautions to keep confidential, except as otherwise provided therein, all non-public information identified by the Borrower as being confidential at the time the same is delivered to us pursuant to the Term Loan Agreement.

          As provided in said Section 11.14, we are permitted to provide you, as a prospective [holder of a participation in the Loans (as defined in the Term Loan Agreement)] [assignee Bank], with certain of such non-public information subject to the execution and delivery by you, prior to receiving such non-public information, of a Confidentiality Agreement in this form. Such information will not be made available to you until your execution and return to us of this Confidentiality Agreement.

          Accordingly, in consideration of the foregoing, you agree (on behalf of yourself and each of your affiliates, directors, officers, employees and representatives) that (A) such information will not be used by you except in connection with the proposed [participation] [assignment] mentioned above and
(B) you shall use reasonable precautions, in accordance with your customary procedures for handling confidential information and in accordance with safe and sound banking practices, to keep such information confidential, provided that nothing herein shall limit the disclosure of any such information (i) to the extent required by statute, rule, regulation or judicial process, (ii) to your counsel or to counsel for any of the Banks or the Agent, (iii) to bank examiners, auditors or accountants, (iv) in connection with any litigation to which you or any one or more of the Banks is a party; or (v) to the extent such information becomes publicly available other than as a result of disclosure other than as a result of disclosure by a Bank. Provided further, that, unless specifically prohibited by applicable law or court order, you agree, prior to disclosure thereof, to notify the Borrower of any request for disclosure of any such non-public information (x) by any governmental agency or representative thereof (other than any such request in connection with an examination of your financial condition by such governmental agency) or (y) pursuant to legal process; and provided finally that in no event shall you be obligated to return any materials furnished to you pursuant to this Confidentiality Agreement.

          Would you please indicate your agreement to the foregoing by signing at the place provided below the enclosed copy of this Confidentiality Agreement.

                                           Very truly yours,

                                           [Insert Name of Bank]


                                           By:
                                              ---------------------------


The foregoing is agreed to as of the date of this letter.


[Insert name of prospective participant or assignee]


By:
   ----------------------------

                                   SCHEDULE I

                            Subsidiaries of Borrower

                                                     Jurisdiction                                Percentage
Name and Address                                     of Incorporation                            of Ownership
----------------                                     ----------------                            ------------
Hardinge Credit Co., Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Hardinge Technology Systems, Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Morrison Machine Products, Inc.
One Hardinge Drive
Elmira, New York  14902                              New York                                    100%

Canadian Hardinge Machine Tools, Ltd.
Toronto, Canada                                      Canada                                      100%

Hardinge Machine Tools, Ltd.
Exeter, England                                      United Kingdom                              100%

Hardinge Brothers GmbH
Krefield, West Germany                               Federal Republic of Germany                 100%

L. Kellenberger & Co., A.G.                          Switzerland                                 100%
St. Gallen, Switzerland

Hansvedt Industries, Inc.                            Illinois                                    100%
Urbana, Illinois

Hardinge, Shanghai Company                           Republic of China                           100%
China Limited
Shanghai, China

Hardinge Brothers Inc.                               New York                                    100%
One Hardinge Drive
Elmira, New York 14902

HTT Hauser Tripet Tschudin AG                        Switzerland                                 100%
Biel, Switzerland

Hardinge China Limited                               Hong Kong                                   100%
Shanghai, PRC

Hardinge Taiwan Precision Machinery                  Taiwan ROC                                  51%
Limited
Nan Tou City, Taiwan ROC

Hardinge Emag GmbH                                   Federal Republic of Germany                 50%
Leipzig, (East) Germany

                                   SCHEDULE II

                               Hazardous Materials

     In December, 1992, Hardinge removed an underground waste oil tank at its College Avenue facility. Environmental sampling following the removal of the tank disclosed the presence of hydrocarbon contamination in surrounding soils. An environmental consultant retained by Hardinge prepared a site assessment and an action plan for on-site remediation which were adopted and approved by the New York State Department of Environmental Conservation (DEC). The project is on site. Remediation commenced in the Fall of 1995, and by letter of August 31, 1998 from the DEC, Hardinge was able to decommission the groundwater pump and treat system, and address only the "hot spots" on site by various methods which have yet to have a major impact on the petroleum product remaining. Hardinge is now addressing other alternatives with the DEC in an effort to close out the site.

                              [JPMORGAN CHASE LOGO]

                               SECURITY AGREEMENT

     The undersigned executes and delivers this Security Agreement (the "SECURITY AGREEMENT") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901, as agent for the Lenders (as defined below) (the "AGENT") in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders or any of them to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

     1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Banks or Agent, arising under (i) that certain Term Loan Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collectively, the "BANKS"), and as the same may be amended from time to time (the "LOAN AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "Lenders" and each individually, a "Lender").

     The term "COLLATERAL" means all of the following personal property of the undersigned, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including: the balance of every deposit account, now or hereafter existing, of the undersigned with any of the Banks and any other claim of the undersigned against any of the Banks or Agent, now or hereafter existing, all moneys, including without limitation, investment property, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to the Agent, or any of the Lenders, and all of the undersigned's accounts, contract rights, goods (including equipment, machinery and inventory), instruments (including customer notes), documents, chattel paper, letter of credit rights, and general intangibles, including, without limitation, (i) all inventions used by the undersigned in the undersigned's business, including without limitation, all inventions described on SCHEDULE A attached hereto (collectively, the "INVENTIONS"), (ii) all letters patent issued on and applications for letters patent filed in connection with the Inventions whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all letters patent described on SCHEDULE A, together with any reissue, continuation, continuation-in-art or extension thereof (collectively, the "LETTERS PATENT"), (iii) the applications therefor, including without limitation, all applications described on Schedule A (collectively, the "APPLICATIONS"), (iv) all licenses for the use of the Letters Patent, including without limitation, all licenses described on Schedule A (collectively, the "LICENSES") and all proceeds of (i) through (iv) in any form collectively, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Letters Patent, (v) all marks used by the undersigned in the undersigned's business, including without limitation, all marks listed on SCHEDULE B hereto (collectively, the "MARKS" whether trademarks or service marks), (vi) all licenses for the use of the Marks, including without limitation, all licenses described on Schedule B (collectively, the "LICENSES"), (vii) all goodwill associated with the Marks or with the use of each Mark and License, (viii) all registrations, certificates of registrations (and similar documents) and applications for registrations of the Marks, whether issued or pending before the United States Patent and Trademark Office, the Secretary of State of the State of New York, a governmental body of any other state, commonwealth, district or territory of the United States, whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all registration, certificates of registration and applications for registration described on Schedule B, together with any renewals thereof (collectively, the "REGISTRATIONS") and all proceeds of (v) through (viii) in any form, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Marks and of any Marks licensed under any License, or for injury to the goodwill associated with the Marks, Registrations or Marks licensed under any License, and including any other property, rights and interests of the undersigned with respect to any of the foregoing and shall include any insurance policies therefor and the supporting obligations, proceeds, products and accessions of and to any thereof.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

     2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities, the undersigned hereby grant(s) to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against the Collateral.

     3. MAINTENANCE OF COLLATERAL. At any time and from time to time, the undersigned will: (a) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all instruments, documents and/or chattel paper as the Agent may specify in its demand; (b) give, execute, deliver, file, authorize to file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (c) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require; (d) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from the undersigned books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents;
(e) obtain the Agent's consent prior to any change of name, address, legal entity status, state of organization, location of books and records or location of Collateral other than with respect to a change in location of goods (including inventory, equipment and machinery) in the ordinary course of the undersigned's business; (f) defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of inventory in the ordinary course of the undersigned's business, and, at its own expense, will bring suit in the name of the undersigned at the request of the Agent for infringement against infringers of the letters patent and any letters patent then granted on the Applications, provided, the Agent, if the Agent finds it necessary or desirable, may prosecute others for infringement and may join the undersigned as party-plaintiffs; (g) will notify the Agent of
(i) the material loss or damage to the Collateral or of any material adverse change in the undersigned's business or the Collateral, (ii) any suit for infringement brought against the undersigned with respect to the Letters Patent, the Applications or the Marks and in each instance shall promptly furnish the Agent copies of all documents in connection with any such suit, (iii) any application for reissue of any Letters Patent and any letters patent when issued and of any interference or other proceeding involving any of the Collateral and
(iv) if the Marks are registered, notice of such fact in the manner prescribed by Section 1111 of Title 15 of the United States Code, or by state law, if applicable; (h) mark or cause to be marked all articles, devices and machines made or sold by it, covered by letters patent and any letters patent when issued, with the word "Patent" and the number of any such patent or patents applicable thereto except where such marking would damage the article, device or machine, or if such article or device is an internal part of another machine or device, or such other notices required by law; and (i) cooperate with the Agent in obtaining control of collateral consisting of deposit accounts or electronic chattel paper, including, but not limited to entering into one or more control agreements or assignments as the Agent may request. The right is expressly granted to the Agent, at its discretion, to notify warehousemen or any other persons in possession of Collateral of the Agent's security interest therein and to obtain an acknowledgment thereof from such third person and to file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Agent as secured party and indicating therein the types or describing the items of Collateral herein specified. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the Collateral, or any part thereof, which at any time shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its reasonable discretion, to transfer to or register in the name of itself or its nominee any of the Collateral; to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on an instrument to make payment to the Agent for the benefit of the Banks; and to enforce obligations of such account debtor or obligor and to exercise or cause its nominee to exercise all or any powers with respect to the Collateral with same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of the Agent. SCHEDULE C attached hereto sets forth all of the currently operating leased locations of Collateral of the undersigned. The undersigned will provide disclaimers of interest and removal agreements from each landlord of a location set forth in Schedule C, in form satisfactory to the Agent, signed by such Landlord within thirty (30) days from the date hereof. In the event the undesigned enters into any leases after the date of this Security Agreement, the undersigned, simultaneously with the execution and delivery of such lease, will deliver to Agent a disclaimer of interest and removal agreement from such landlord, in form satisfactory to Agent. In addition, prior to any closing of mortgage financing on any real property of the undersigned, the undersigned will provide a disclaimer of interest and removal agreement from the proposed mortgagee with respect to such real property in form satisfactory to the Agent.

     4. INSURANCE. The undersigned shall keep insured all Collateral which is tangible property for full value, with such coverage as the Agent may approve, at the undersigned's expense, and, upon the Agent's request, the policies shall be duly endorsed in the Agent's favor as its interest may appear and delivered to the Agent. If the undersigned shall default in this regard, the Agent shall have the right to insure and charge the cost to the undersigned. The Agent assumes no risk or responsibility in connection with the payment or nonpayment of losses, the Agent's only responsibility being to credit the undersigned with any insurance payment received on account of losses. In the event of any default under this Security Agreement, the Agent shall have power of attorney to cancel, assign or surrender any insurance policy or policies and to collect the return premiums due thereon and to apply the proceeds thereof to the Liabilities secured hereby. The undersigned will immediately notify the Agent in writing of any damage to or loss of any of the Collateral which is tangible property.

     5. COLLECTION AND DISPOSITION. The Agent at its discretion may, or upon direction of the Banks shall, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or the Agent may, or upon direction of the Banks shall, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral. The Agent may use or operate any of the Collateral for the purpose of preserving the Collateral or its value in the manner and to the extent the Agent deems appropriate, and the Agent may render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

     Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereon), the undersigned shall, at the request of the Agent, assemble the Collateral at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Collateral or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted).

     In addition, upon default hereunder or in connection with any of the Liabilities, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may sell or cause to be sold at any location selected by it and reasonable under the circumstances, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the undersigned hereby waives the requirements of said Code), and the Agent or any of the Lenders or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity or redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The Agent
(i) shall have no obligation to clean up or otherwise prepare the Collateral for sale, (ii) may comply with any applicable law requirements in connection with the disposition of the Collateral, (iii) may sell the Collateral without giving any warranties, and any of such actions or inaction will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The undersigned will pay to the Agent all reasonable expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities secured by this Security Agreement. The Agent, at any time, at its option may, or upon direction of the Banks shall, apply the net cash receipts from the Collateral to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Agent, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid. The Agent may exercise its rights with respect to the Collateral without resorting to or regard to other collateral or sources of reimbursement for the Liabilities.

     6. REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation as such is set forth on signature pages hereto along with its tax identification or organizational number, if necessary, and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of the undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Security Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Security Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) the undersigned is the owner of the Collateral with good and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, liens, pledges or encumbrances, and the Letters Patent, the Applications and the Marks are subsisting and there are no suits or actions commenced or threatened against the undersigned with respect to the Letters Patent the Applications or the Marks; (g) all financial statements and related information furnished and to be furnished to the Agent or the Lenders from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (h) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Security Agreement; and (i) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

     7. DEFAULT. IF any of the following events of default shall occur (each an "EVENT OF DEFAULT"):
     (a) any Obligor shall default and there shall be a continuance thereof in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Loan Agreement or in any instrument or document delivered pursuant to this Security Agreement or the Liabilities (including a failure to comply with the preceding paragraph) beyond any applicable notice and grace periods;
     (b)  any Obligor

          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)   shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

THEN, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

     8. SETOFF. In the event that any amount becomes due and payable hereunder and the Agent shall have demanded payment thereof from the undersigned, in addition to all other rights and remedies, the Agent and each of the Lenders (including subsidiaries and each and every affiliate) is hereby irrevocably authorized, without prior notice to the undersigned, to set off any balances held for the account of or any other liability owing by any such Lender or Agent or any such affiliate to the undersigned at any of the Agent's or Lenders' (or such subsidiary's or affiliate's) offices, in dollars or any other currency, against any of the obligations of the undersigned to the Lenders or Agent, as the such Lender or Agent may elect.

     9. NOTICES. All notices, requests, demands or other communications to or upon the undersigned or the Agent shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned set forth below the undersigned's execution of this Security Agreement, (b) of the Agent as first set forth above, or (c) of the undersigned or the Agent at such other address as the undersigned or the Agent shall specify to the other in writing.

     10. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Security Agreement constitutes the entire agreement between the undersigned and the Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by the Agent or any of the Lenders in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

     11. GENERAL WAIVERS. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments (the "SECURED DOCUMENTS"). The undersigned waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement which are permitted by law to be waived, and which would, if not waived, impair the Agent's enforcement of this Security Agreement or release any Collateral from the Agent's security interest hereunder. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent does not have to give the undersigned notice of any of the following:

     (a)  notice of acceptance of this Security Agreement;
     (b) notice of loans made, credit extended, Collateral received or delivered;
     (c)  any Event of Default (except as otherwise expressly provided herein);
     (d) any action which the Agent does or does not take regarding any Obligor or any other person or any other collateral securing the Liabilities;
     (e) except as otherwise provided herein, enforcement of this Security Agreement against the Collateral; or
     (f)  any other action taken in reliance on this Security Agreement.

     The undersigned waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Agent's enforcement of its security interests. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent or the Banks, as set forth in the Loan Agreement, may do any of the following without notice to the undersigned except to the extent that notice to the undersigned is required under another Secured Document or in each case in which the agreement of such undersigned is required because such undersigned is a principal party to a Liability and, as a matter of contract, the agreement of such undersigned is required:

     (a) change, renew or extend the time for repayment of all or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to all or any part of the Liabilities;
     (c) release, surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d)  fail to perfect any security interest in any Collateral;
     (e) release or discharge any party liable to the Agent or any of the Banks in whole or in part for the Liabilities, or accept any additional parties or guarantors;
     (f) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (g) settle or compromise any and all claims pertaining to the Liabilities and the Collateral; and

     (h) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities in any order the Banks choose.

     THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY THE AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     12. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent or the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which the Agent or the Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to the Agent in connection with any of the Liabilities.

     13. GOVERNING LAW; JURISDICTION. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to the Agent in writing.

     14. ASSIGNMENT. In accordance with the terms of the Loan Agreement, the Banks and the Agent may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral, and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of such party hereunder with respect to such Collateral, but such party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

     15. WAIVER OF PRESENTMENT, ETC. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.

     16. MISCELLANEOUS. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Collateral of the undersigned shall apply to any Liability or any Collateral of any or all of them. JPMorgan Chase Bank shall act for itself and its affiliates and the Lenders as collateral agent hereunder. This Security Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all existing as well as future transactions between the Agent and the undersigned that shall be at any time closed; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

     17. INTERCREDITOR AGREEMENT. Certain provisions of this Security Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as Agent for the Banks under that certain Multicurrency Credit Agreement with Hardinge, Inc. dated as of the date hereof, as amended from time to time ("CREDIT AGREEMENT") and Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Security Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the undersigned or any successor or assign of the undersigned, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of any Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph, but not otherwise defined in this Security Agreement, shall have the meanings set forth in the Intercreditor Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) as of the 24th day of October, 2002.

                                         HARDINGE INC.
Address for notices:

                                         By: /s/ J. PATRICK ERVIN,
Hardinge Inc.                               ----------------------------------
One Hardinge Drive                            J. Patrick Ervin, President
Elmira, New York 14902                        and Chief Executive Officer
Attn: Chief Financial Officer
Telecopier No. (607) 734-5517

State of Organization: New York

Tax ID/Organizational Number: 16-0470200

                                   SCHEDULE A

                                     Patents

HARDINGE:

U.S. PATENT                         DATE ISSUED                     INVENTION
-----------                         -----------                     ---------
4,506,569                           3/26/85                         Multiple Axis Slantbed Machine
4,656,708                           4/14/87                         Live Tooling Turret
4,829,861                           5/16/89                         Headstock Assembly for a Chucker and
                                                                    Bar Machine
4,858,938                           8/22/89                         Two Piece Collet w/Interlocking Collet
                                                                    Assembly
Des. 303,805                        10/3/89                         Combined Chucker and Bar Machine
4,893,532                           1/16/90                         Breakaway Tool Element & Method of
                                                                    Mounting
Des. 306,865                        3/27/90                         Combined Chucker & Bar Machine
Des. 311,407                        10/16/90                        Machine Tool Bed
5,096,213                           3/17/92                         Collet Assembly
5,113,558                           5/19/92                         Bed Cooler & Chip Flusher for a
                                                                    Machine Tool
5,190,421                           3/2/93                          Coolant Supply System for a Machine
                                                                    Tool
5,213,019                           5/25/93                         Headstock Cooling System for a
                                                                       Machine Tool
5,221,098                           6/22/93                         Collet Closer
Des. 338,476                        8/17/93                         Chucker and Bar Machine
5,282,402                           2/1/94                          Machine Tool Tailstock
5,303,458                           4/19/94                         Method & Apparatus for Detecting &
                                                                    Comp. Thermal Growth
5,325,750                           7/5/94                          Machine Tool Assembly Having
                                                                    Replicated Support Surface
5,330,224                           7/19/94                         Collet Chuck
5,349,731                           9/27/94                         Temp. Compensated & Shock Resistant
                                                                    Machine Tool
5,367,754                           11/29/94                        Gang Tooling for CNC Lathe
5,397,135                           3/14/95                         Expanding Collet Assembly
5,325,749                           7/5/95                          Machine Tool Having a Quick Release
                                                                    Draw Tube
5,617,769                           4/8/97                          Thermally Compliant Bar Feeding
                                                                    Machine
5,948,177                           9/7/99                          Collet Metal Treating Process
6,036,415                           3/14/00                         Spindle for Gripping & Closing a
                                                                    Mounting Member

U.S. PATENT                         DATE ISSUED                     INVENTION
-----------                         -----------                     ---------
6,257,595                           7/10/01                         Collet Chuck With Quick-Change Cap
6,264,210                           7/24/01                         Quick-Change Jaw Chuck System
5,104,237                           4/14/92                         Self-Compensating Hydrostatic Linear
                                                                    Motion Bearing and Method
5,281,032                           1/25/94                         Self-Compensating Hydrostatic Bearings
                                                                    for Supporting Shafts and Spindles and
                                                                    The Like for Rotary and Translational
                                                                    Motion and Methods Therefor
5,466,071                           11/14/95                        High Speed Hydrostatic Spindle Design
5,533,814                           7/9/96                          Low Profile Self-Compensated
                                                                    Hydrostatic Thrust Bearing

5,700,092                           12/23/97                        Integrated Shaft Self-Compensating
                                                                    Hydrostatic Bearing
5,674,032                           10/7/97                         Tooling System and Method with
                                                                    Integral Hydrostatic Bearings and
                                                                    Turbine Power Source

EXPIRED PATENTS:
---------------
4,423,993                           1/3/84                          Retractable Bar Stock Feeder
4,463,634                           8/7/84                          Parts Catcher for an Automatic Machine
Des. 275,860                        10/9/84                         Combined Chucker and Bar Machine
4,477,095                           10/16/84                        Collet Adapter
Des. 278,245                        4/2/85                          Collet Holder
Des. 278,344                        4/9/85                          Collet Holder
4,524,655                           6/25/85                         Indexable Machine Tool Turret &
                                                                    Attachments Therefor
4,907,478                           3/13/90                         Apparatus & Process for Assembling a
                                                                    Machine Tool and Formed
4,981,056                           1/1/91                          Apparatus & Process for Assembling a
                                                                    Machine Tool and Formed
5,087,059                           2/11/92                         Tool for Installing or Removing a Collet
                                                                    Head
4,478,117                           10/23/84                        Slant Bed for Chucker Machine
D271,977                            12/27/83                        Master Collet for Machine Tools
4,413,939                           11/8/83                         Bar Stock Feeder
4,387,905                           6/14/83                         Machine Tool Chuck
4,329,785                           5/18/82                         Presetter Gauge
4,312,105                           1/26/82                         Programmable Turret-type Machine Tool
4,309,041                           1/5/82                          Machine Tool Collet
4,262,563                           4/21/81                         Turret Indexing Assembly for Machine
                                                                    Tools
4,255,056                           3/10/81                         Pre-setter for positioning tooling on turrets
4,249,748                           2/10/81                         One-piece collet and process for making
                                                                    same
4,245,846                           1/20/81                         One-piece collet
4,226,322                           10/7/80                         Machine tool guard door assembly

4,210,040                           4/1/80                          Apparatus for turning machines and the
                                                                    like for simultaneous axial and radial
                                                                    profiling of work
D255,693                            7/1/80                          Font of characters
4,195,538                           4/1/80                          Machine tool feed screw assembly
4,143,564                           3/13/79                         Apparatus for simultaneously forming
                                                                    selected circumferential and axial profiles
                                                                    on a workpiece
4,129,220                           12/12/78                        Bar stock feed apparatus
4,080,854                           3/28/78                         Adjustable tool holder
RE29,533                            2/7/78                          Self-centering jaw chuck
4,044,650                           8/30/77                         Milling attachment for a lathe
D245,007                            4/12/77                         Automatic chucking machine
D243,664                            3/15/77                         Index ring for a machine tool
3,961,800                           6/8/76                          Stub collet
3,952,693                           4/27/76                         Machine tool dial assembly

APPLICATIONS PENDING:

APPLICATION #                       APPLICATION DATE              DESCRIPTION
-------------                       -----------------------------------------
9/389051                            9/2/99                          Indexing Tool Turret
9/939795                            8/28/01                         Three Piece Coupling Arrangement
                                                                    for a Turret Indexing Mechanism for
                                                                    a Machine Tool Assembly
60/406933                           8/30/02                         Hydrostatic Bearing for Linear Motion
                                                                    Guidance
10/231382                           8/30/02                         Expanding Collet Assumbly
10/156694                           5/29/02                         Dead Length Collet Chuck Assembly
10/202671                           7/25/02                         Driving Connection Arrangement &
                                                                    Sealing arrangement for a live tool and
                                                                    method for sealing the same.
10/228256                           8/27/02                         Collet adapter chuck assembly w/axially
                                                                    fixed collet head

                                   SCHEDULE B

                          Trademarks and Service Marks

ACTIVE:

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
(Step-up design)                    76165657
LEADER BY DESIGN                    76345949
KEL-VISTA                           76167588                           2492633
(Chuck/W-H Design)                  75634382
QUEST                               75731597                           2451904
SUPER-PRECISION2                    75652345
ACCEL                               75501399
TWINTURN                            75501398                           2356062
KEL-VARIA                           75376187                           2207179
KEL-VISION                          75368632                           2207121
KELLENBERGER                        75368631                           2231733
COBRA                               75086875                           2209431
SUPER-PRECISION                     75079009                           2289167
SURE-GRIP                           75075356                           2263899
CONQUEST                            75028199                           2015567
SURE-GRIP                           74490861                           1921498
AUTOLOAD                            74289208                           1848983
HQC                                 74261255                           1782411
HARCRETE                            73831955                           1616425
CONQUEST                            73797279                           1569282
HAR-MATIC                           73775760                           1553488
HARDINGE                            73740907                           1534250
CHNC                                73639684                           1451786
HARDINGE CHNC II
SUPER-PRECISION                     73575864                           1407385
TFB                                 73541047                           1418936
HSL FIVE-NINE                       73401351                           1261488
DV FIVE-NINE                        73389600                           1262848
DSM FIVE-NINE                       73379432                           1259831
HLV                                 73379222                           1250969
SUPERSLANT                          73350813                           1227337
"A TOOLMAKER'S
DREAM"                              73315539                           1212164

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
VARI-GRIP                           73123324                           1089575
SUPER-PRECISION                     73024104                           1062090
HARDINGE (Name)                     71541930                           514077
LEANTURN                            76430235
ELITE                               76386432

NOT ACTIVE:

TRADEMARK                           SERIAL NUMBER                      REGISTRATION NUMBER
---------                           -------------                      -------------------
HARDMILLING                         75501397
(Tool-Room Lathe Design)            74424847
ULTRA-PRECISION                     74420703
VERSA-FLEX                          74269550
DEAD-LENGTH                         73213329                           1144756
IMPACT SERVICES IMAGERY-
MEDIA-PRODUCTION-AUDIO/
VIDEO-COMMUNICATIONS-
TRAINING                            73685703                           1509966
HARDINGE CHNC II+
SUPER-PRECISION                     73648865                           1460645
HARDINGE CHNC I
PRECISION                           73648864                           1460644
PTM 4000                            73518329                           1361448
DSM-A                               73506283                           1338814
THRU-HOLE                           73485576                           1369807
TUTOR/TURN                          73444314                           1296085
DO THE HARDINGE
SLANT                               73379301                           1262844
HXL                                 73377847                           1250966
DOVETAIL BED                        73196437
HLV                                 73191944
AHC                                 73188161                           1139400
HNC                                 73157878                           1100041
HF                                  73148813                           1104208
LENSMASTER                          72396339                           944609
CATARACT                            72360071                           926778
CASCADE                             72057954                           679205
ELECTRICAL EAR                      71400459                           358544
PATROL                              71061263                           97768
ALERT                               71061262                           86587
TRIUMPH                             76339490
CHNC                                73255277                           1164398
PERFORMANCE HAS
ESTABLISHED LEADERSHIP
FOR HARDINGE                        73138219                           1151472

                                   SCHEDULE C

                                Leased Locations

1.   5485 - 3 Clover Leaf Parkway
     Valleyview, Ohio 44125-4804

2.   1813 E. Dyer Road
     Santa Ana, California 92705

                              [JPMORGAN CHASE LOGO]

                            PLEDGE SECURITY AGREEMENT
                  (STOCK OF DOMESTIC AND FOREIGN SUBSIDIARIES)

     The undersigned executes and delivers this Pledge Security Agreement (the "AGREEMENT") to JPMORGAN CHASE BANK, as agent for the Lenders (as defined below) (the "AGENT"), having an office located at 1975 Lake Street, Elmira, New York 14901, in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interest therein created or acquired for them by the Banks or Agent arising under (i) that certain Term Loan Agreement dated as of the date hereof among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collective the "BANKS") and as the same may be amended from time to time (the "LOAN AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation, interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "LENDERS" and each individually a "LENDER").

     The term "COLLATERAL" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

     The term "DOMESTIC SUBSIDIARY" means any Subsidiary that is organized under the laws of any political subdivision of the United States.

     The term "FOREIGN SUBSIDIARY" means any Subsidiary other than a Domestic Subsidiary.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     The term "SUBSIDIARY" means a corporation or other entity of which at least a majority of the securities or other ownership interest having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are owned directly or indirectly.

     The term "THRESHOLD AMOUNT" means with respect to a Domestic Subsidiary, assets with a book value of at least $1,000,000 and with respect to a Foreign Subsidiary, assets with a book value of at least $2,000,000.

2.   GRANT OF SECURITY INTEREST.

     (a) As security for the payment of the Liabilities, the undersigned hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against (as applicable) the following Collateral and in all increases, profits or rights received from it, and all substitutions and additions, all supporting obligations thereof, together with any proceeds:

          (i) 53,333 Shares of stock of Canadian Hardinge Machine Tools Limited, a corporation organized under the laws of Canada, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (ii) 87,593 Shares of stock of Hardinge Machine Tools, Limited, a corporation organized under the laws of the United Kingdom, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (iii) 2,000 Shares of stock of L. Kellenberger & Co. AG, a corporation organized under the laws of Switzerland, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (iv) 33,333 Shares of stock of HTT Hauser Tripet Tschudin AG, a corporation organized under the laws of Switzerland, as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A.

          (v) 100 Shares of stock of Hardinge Technology Systems, Inc, a corporation organized under the laws of the State of New York, as indicated on SCHEDULE A attached hereto and any amendments, replacements or supplements to such SCHEDULE A.

     (b) As additional collateral security for the payment of the Liabilities, the undersigned, subject to the condition precedent that the applicable Subsidiary attains the requisite Threshold Amount, hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, general lien upon, and/or right of setoff against (as applicable) 66-2/3% of any and all shares of securities or other interests having voting power for the election of directors or other governing body of each and every Foreign Subsidiary and 100% of any and all shares of securities or interests having ordinary voting power for the election of directors or governing body of each and every Domestic Subsidiary, as may be now owned or hereafter acquired and in all increases, profits or rights received from it, and all substitutions and additions, all supporting obligations thereof, and together with any proceeds. The undersigned agrees to advise the Agent promptly upon any Subsidiary acquiring or achieving the Threshold Amount and further agrees to execute any and all documents as may be necessary or desirable in order to perfect the security interest herein granted.

     (c) The undersigned agrees that the Agent's records will be the accurate record of any substitutions in and additions to the Collateral.

     3. COVENANTS. As long as any part of the Liabilities remain unpaid the undersigned agrees:

     (a) to defend the Collateral against all claims, keep the collateral free from other security interests and not dispose of any portion of the Collateral without the Agent's written consent;
     (b) to notify the Agent promptly of any changes in the undersigned's name or address;
     (c) to notify the Agent of any change in legal entity structure or change in state of organization, if applicable;
     (d) to execute and deliver and hereby authorizes Agent to file any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action the Agent requests in relation to the security interest;
     (e) to pay all taxes and other charges which may be levied against the Collateral;
     (f) to notify the Agent of the creation or acquisition of any new Subsidiary and of the acquisition of assets by or the transfer of assets to any Subsidiary, and within ten (10) days of such creation, acquisition or transfer, deliver to Agent the stock certificates representing 66-2/3% of any such Foreign Subsidiary or 100% of any such Domestic Subsidiary along with corresponding stock powers executed in blank; provided, however, nothing contained in this provision shall be deemed to be consent by the Agent or any Bank, of any such creation, acquisition or transfer;
     (g) that without the Agent's prior written consent, issue any additional shares or owner- ship interests in any of the companies whose stock or interests constitute Collateral hereunder;
     (h) that it shall not grant a security interest in, assign or otherwise encumber the securities or other ownership interests in any of its Subsidiaries.

4. WARRANTIES. As long as any part of the Liabilities remain unpaid the undersigned warrant to the Agent and each of the Lenders that:
     (a)  each document representing the Collateral is genuine;
     (b)  the undersigned owns the Collateral;
     (c)  the undersigned is fully authorized to enter into this Agreement.

     (d) SCHEDULE A sets forth all of the Borrower's Subsidiaries, which have any material assets.

5. VOTING RIGHTS. If the Collateral is investment securities, the undersigned authorizes the Agent to transfer them into the Agent's name or the name of any nominee. So long as no Event of Default occurs, the Agent will mail the undersigned all communications and proxies addressed to the Agent, within a reasonable time. After default, the Agent does not have to send the undersigned further communications and any proxies issued by the undersigned will be invalid. the Agent shall then have the right to vote in person or by proxy without any direction from the undersigned.

6.   DEFAULT.  Any of the following will constitute an Event of Default:
     (a) any Obligor shall default in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Loan Agreement or in any instrument or document delivered pursuant to this Agreement or the Liabilities beyond any applicable notice or grace period;
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)   shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
                 (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

     Upon the occurrence of an Event of Default, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

7. DIVIDENDS/INCOME. So long as no Event of Default occurs, the undersigned shall have the right to receive all cash income and/or dividends from the Collateral. If the Agent receives any cash income and/or dividends before the occurrence of an Event of Default, the Agent agrees to turn it over to the undersigned. Once an Event of Default occurs, the undersigned will no longer be entitled to receive any cash income and/or dividends and if the undersigned receives any, the undersigned agrees to turn it over to the Agent for the benefit of the Lenders. The Agent may apply the net cash payments to the Liabilities but the Agent will account for it and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

8. GENERAL WAIVERS. Without affecting the undersigned's liability to the Agent or the Banks, as set forth in the Loan Agreement, any of the following may be done without notice to the undersigned:
     (a) change, renew or extend the time for repayment or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to any part of the Liabilities;
     (c) surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d) release or discharge any party liable to the Agent or the Banks in whole or in part for the Liabilities or accept any additional parties or guarantors;
     (e) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (f)  settle or compromise any and all claims;
     (g) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities, to the Liabilities in any order the Banks choose.

9. CUSTODY OF COLLATERAL. The Agent agrees to use reasonable care to protect any Collateral in its possession. However, the Agent shall not be required to:
     (a)  vote the stock;
     (b)  collect any debt;
     (c)  exercise any conversion rights;
     (d)  take any steps necessary to preserve rights against prior parties;
     (e) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned.
     (f)  act upon any request the undersigned may send the Agent.

10. CHANGES IN COLLATERAL. Whether or not an Event of Default has occurred, the undersigned authorizes the Agent to:
     (a) receive and hold as additional collateral any non-cash increases in or profits or distributions, or non-cash dividends on the Collateral;
     (b) surrender the Collateral and receive any payment or distribution upon redemption, dissolution or liquidation of the issuer of the Collateral;

If the undersigned receives any of the payments or distributions described above, the undersigned agrees to turn them over to the Agent for the benefit of the Lenders.

11. FURTHER ASSURANCES. The undersigned appoints the Agent as its attorney to take any necessary steps, including the filing of financing statements, to perfect the Agent's security interest without first obtaining the undersigned's signatures. Upon the Agent's request, the undersigned will execute any amendments, and hereby authorizes Agent to file any amendments or continuations, which are necessary to perfect and continue the security interest in the Collateral.

12. FEES AND EXPENSES. The undersigned agrees to pay all the Agent's reasonable costs, including reasonable attorneys' fees for necessary court process in enforcing this Agreement or realizing upon the Collateral.

13. MODIFICATION. This Agreement cannot be modified except by a written agreement.

14. NOTICES. The undersigned waives any right to notice of any action the Agent may take with respect to the Collateral. If the Agent shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a new address which the undersigned shall have notified the Agent of in writing. The undersigned agrees that notice of foreclosure sale sent at least five days before the sale provides the undersigned with a reasonable opportunity to exercise our right of redemption of the Collateral and any other legal rights.

15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the State of New York. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such further address as the undersigned may specify to the Agent in writing.

16. INTERCREDITOR AGREEMENT. Certain provisions of this Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as agent for the banks under that certain Multicurrency Credit Agreement with Hardinge, Inc. dated as of the date hereof, as amended from time to time ("CREDIT AGREEMENT") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the Borrower or any successor or assign of the Borrower, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of an Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph but not otherwise defined in this Agreement shall have the meanings set forth in the Intercreditor Agreement.

17. WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY

OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM DELAY BY THE AGENT AND ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed as of the 24th day of October, 2002.

Address for Notices:                    HARDINGE INC.


One Hardinge Drive
Elmira, New York 14902                  By: /s/ J. PATRICK ERVIN
Attn: Chief Financial Officer               --------------------------------
                                            J. Patrick Ervin, President
                                               and Chief Executive Officer

                                   SCHEDULE A

                                       TO
                            PLEDGE SECURITY AGREEMENT
                  (STOCK OF DOMESTIC AND FOREIGN SUBSIDIARIES)
                                     BETWEEN
                          JPMORGAN CHASE BANK, AS AGENT
                                       AND
                                  HARDINGE INC.

                          DATED AS OF OCTOBER 24, 2002

COLLATERAL:

53,333 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of Canadian Hardinge Machine Tools Limited.

87,593 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of Hardinge Machine Tools, Limited.

2,000 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of L. Kellenberger & Co. AG.

33,333 Shares of stock, representing not less than sixty-six and two-thirds percent (66-2/3%) of the issued and outstanding capital stock of HTT Hauser Tripet Tschudin AG.

100 Shares of stock, representing not less than one hundred percent (100%) of the issued and outstanding capital stock of Hardinge Technology Systems, Inc.

                BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
                 STATEMENT OF PURPOSE FOR AN EXTENSION OF CREDIT
                             SECURED BY MARGIN STOCK

                          JPMORGAN CHASE BANK, AS AGENT
                                  Name of Bank

                           (Federal Reserve Form U-1)

   This form is required by law (15 U.S.C. Sections 78g and 78W; 12 CFR 221).

INSTRUCTIONS

1. This form must be completed when a bank extends credit in excess of $100,000 secured directly or indirectly, in whole or in part, by any margin stock.

2. The term "margin stock" is defined in Regulation U (12 CFR 221) and includes, principally: (1) stocks that are registered on a national securities exchange or that are on the Federal Reserve Board's List of Marginable OTC Stocks; (2) debt securities (bonds) that are convertible into margin stocks;
    (3) any over-the-counter security designated as qualified for trading in the National market System under a designation plan approved by the Securities and Exchange Commission (NMS security); and (4) shares of mutual funds, unless 95 per cent of the assets of the fund are continuously invested in U.S. government, agency, state, or municipal obligations.

3. Please print or type (if space is inadequate, attach separate sheet).

PART 1. TO BE COMPLETED BY BORROWER(S).

1. What is the amount of the credit being extended? $23,000,000 TERM LOAN

2. Will any part of this credit be used to purchase or carry margin stock?
   / / Yes           /X/ No

IF THE ANSWER IS "NO", describe the specific purpose of the credit. TO REFINANCE EXISTING INDEBTEDNESS AND FOR OTHER PROPER GENERAL CORPORATE PURPOSES

I (we) have read this form and certify that to the best of my (our) knowledge and belief the information given is true, accurate, and complete, and that the margin stock and any other securities collateralizing this credit are authentic, genuine, unaltered and not stolen, forged or counterfeit.


Signed:                                  Signed:
HARDINGE INC.

By:/s/ J. PATRICK ERVIN       10/24/02
   ---------------------------           --------------------------------------
Borrower's Signature            Date     Borrower's Signature           Date

J. Patrick Ervin, President and
Chief Executive Officer
--------------------------------         ---------------------------------------
                                         Print or Type Name
Print or Type Name

                     THIS FORM SHOULD NOT BE SIGNED IF BLANK

        A BORROWER WHO FALSELY CERTIFIES THE PURPOSE OF A CREDIT ON THIS
       FORM OR OTHERWISE WILLFULLY OR INTENTIONALLY EVADES THE PROVISIONS
         OF REGULATION U WILL ALSO VIOLATE FEDERAL RESERVE REGULATION X,
                        "BORROWERS OF SECURITIES CREDIT".

PART II. TO BE COMPLETED BY BANK ONLY IF THE PURPOSE OF THE CREDIT IS TO PURCHASE OR CARRY MARGIN STOCK (PART 1(2) ANSWERED "YES").

1. List the margin stock securing this credit; do not include debt securities convertible into margin stock. The maximum loan value of margin stock is 50 per cent of its current market value under the current Supplement to Regulation U.

                                                                          Date and source of
      No. of                   Issue               Market price per           valuation           Total market value
      shares                                             share             (See note below)            per issue
-----------------  -------------------------  ------------------------  ----------------------  -----------------------




2. List the debt securities convertible into margin stock securing this credit. The maximum loan value of such debt securities is 50 per cent of the current market value under the current Supplement to Regulation U.

                                                                          Date and source of
    Principal                  Issue                 Market price             valuation         Total market value per
      Amount                                                               (See note below)              issue
-----------------  -------------------------  ------------------------  ----------------------  -----------------------



3.   List other collateral including nonmargin stock securing this credit.

                                                                          Date and Source of
                                                                              valuation               Good faith
              Describe briefly                      Market price           (See note below)           loan value
------------------------------------------  ------------------------  ----------------------  -------------------------



Note: Bank need not complete "Date and source of valuation" if the market value was obtained from regularly published information in a journal of general circulation or an automated quotation system.

PART III.TO BE SIGNED BY A BANK OFFICER IN ALL INSTANCES.

I am a duly authorized representative of the bank and understand that this credit secured by margin stock may be subject to the credit restrictions of Regulation U. I have read this form and any attachments, and I have accepted the customer's statement in Part I in good faith as required by Regulation U*; and I certify that to the best of my knowledge and belief, all the information given is true, accurate and complete. I also certify that if any securities that directly secure the credit are not or will not be registered in the name of the borrower or its nominee.

I have or will cause to have examined the written consent of the registered owner to pledge such securities. I further certify that any securities that have been or will be physically delivered to the bank in connection with this credit have been or will be examined, that all validation procedures required by bank policy and the Securities Exchange Act of 1934 (section 17(f), as amended) have been or will be performed, and that I am satisfied to the best of my knowledge and belief that such securities are genuine and not stolen or forged and their faces have been altered.


                                         Signed:

As of October 24, 2002                   JPMORGAN CHASE BANK, AS AGENT


Date                                     Bank officer's signature

VICE PRESIDENT                           /s/ CHRISTINE M. MCLEOD
                                         ---------------------------
Title                                    Christine M. McLeod

* To accept the customer's statement in good faith, the officer of the bank must be alert to the circumstances surrounding the credit and, if in possession of any information that would cause a prudent person not to accept the statement without inquiry, must have investigated and be satisfied that the statement is truthful. Among the facts which would require such investigation are receipt of the statement through the mail or from a third party.

  THIS FORM MUST BE RETAINED BY THE LENDER FOR THREE YEARS AFTER THE CREDIT IS
                                 EXTINGUISHED.

03-1084 (MMBG 11/01)

[JPMORGAN CHASE LOGO]

                            PLEDGE SECURITY AGREEMENT
                                (CUSTOMER NOTES)

     The undersigned executes and delivers this Pledge Security Agreement (the "AGREEMENT") to JPMORGAN CHASE BANK, as agent for the Lenders (as defined below) (the "AGENT"), having an office located at 1975 Lake Street, Elmira, New York 14901, in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders to the undersigned or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the undersigned to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interest therein created or acquired for them by the Banks or Agent arising under (i) that certain Term Loan Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collective the "BANKS"), as the same may be further amended from time to time (the "LOAN AGREEMENT"),
(ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation, interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "LENDERS" and each individually, a "LENDER").

     The term "COLLATERAL" means all property in which the undersigned grants a security interest pursuant to the "Grant of Security Interest" paragraph set forth below.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities, the undersigned hereby grants to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against (as applicable) the following Collateral and in all increases, profits or rights received from it, in all substitutions and additions, all supporting obligations thereof together with any proceeds:

     Any and all notes and other instruments in favor of Borrower for the payment of obligations of domestic customers of the Borrower for goods or services provided by Borrower in the ordinary course of Borrower's business whether now existing or hereafter obtained, including, without limitation, certain notes as indicated on SCHEDULE A attached hereto, and any amendments, replacements or supplements to such SCHEDULE A (collectively, the "CUSTOMER NOTES" and each a "CUSTOMER NOTE").

     The undersigned agrees that records of Chemung Canal Trust Company, as bailee for the benefit of the Agent (or any other successor bailee, the "BAILEE") will be the accurate record of any substitutions in and additions to the Collateral.

3. COVENANTS. As long as any part of the Liabilities remain unpaid the undersigned agrees to:
     (a) defend the Collateral against all claims, keep the collateral free from other security interests and not dispose of any portion of the Collateral without the Agent's written consent or in accordance with the terms hereof;
     (b) notify the Agent promptly of any changes in the undersigned's name or address;
     (c) notify the Agent of any change in legal entity structure or change in state of organization, if applicable;
     (d) execute and deliver and hereby authorizes Agent to file any financing statements or other documents, pay any costs of title searches and filing fees, and take any other action the Agent requests in relation to the security interest;
     (e) pay all taxes and other charges which may be levied against the Collateral.
     (f) deliver to Agent and the Bailee, as requested by Agent, but in any event at least quarterly, an updated SCHEDULE A reflecting all outstanding Customer Notes and deliver to the Bailee within 15 days of each month end, the original of any such Customer Note not previously delivered to the Bailee.

4. WARRANTIES. As long as any part of the Liabilities remain unpaid the undersigned warrants to the Agent and each of the Lenders that:
     (a)  each document representing the Collateral is genuine;
     (b)  the undersigned owns the Collateral;
     (c)  the undersigned is fully authorized to enter into this Agreement.
     (d) SCHEDULE A sets forth all of the Borrower's Customer Notes as of September 30, 2002 and any replacement SCHEDULE A will set forth all of the Borrower's Customer Notes at such time which have not otherwise been released by the Agent as set forth below.

5. RELEASE OF COLLATERAL. From time to time, provided there exists no Event of Default, Agent shall, upon written request by Borrower to Bailee therefor, release from its security interest one or more Customer Notes for a Permitted Purpose (hereafter defined) within five (5) business days from the receipt of such request and will authorize its Bailee to release to Borrower such original Customer Note at such time. "PERMITTED PURPOSE" as used herein shall mean (i) the sale of one or more Customer Notes at fair market value to a bonafide third party, or (ii) the use of such Customer Notes for substitutions in conjunction with such sales or any prior sales.

     From time to time, provided there exists no Event of Default, Agent shall, upon written request by Borrower to Bailee therefor, authorize the release from the Bailee's possession within five (5) business days from the receipt of such request one or more Customer Notes for the commencement by Borrower and continuation of a foreclosure or repossession proceeding with respect to such Customer Note, provided, however, the Agent's security interest in such Customer Note and any proceeds thereof shall remain in full force and effect and shall not be deemed to be released by such delivery.

6.   DEFAULT. Any of the following will constitute an Event of Default:
     (a) any Obligor shall default in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Loan Agreement or in any instrument or document delivered pursuant to this Agreement or the Liabilities beyond any applicable notice or grace period.
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)   shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

     Upon the occurrence of an Event of Default, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

7. INCOME. So long as no Event of Default occurs, the undersigned shall have the right to receive all cash income (whether principal or interest) from the Collateral. If the Agent receives any cash income before the occurrence of an Event of Default, the Agent agrees to turn it over to the undersigned. Once an Event of Default occurs, the undersigned will no longer be entitled to receive any cash income and if the undersigned receives any, the undersigned agrees to turn it over to the

Agent for the benefit of the Lenders. The Agent may apply the net cash payments to the Liabilities but the Agent will account for it and pay over to the undersigned any cash which remains on hand after the Liabilities are satisfied.

8. GENERAL WAIVERS. Without affecting the undersigned's liability to the Agent or the Banks, as set forth in the Loan Agreement, any of the following may be done without notice to the undersigned:
     (a) change, renew or extend the time for repayment or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to any part of the Liabilities;
     (c) surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d) release or discharge any party liable to the Agent or the Banks in whole or in part for the Liabilities or accept any additional parties or guarantors;
     (e) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (f)  settle or compromise any and all claims;
     (g) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities, to the Liabilities in any order the Banks choose;
     (h)  change any of the terms of its agreements with the Bailee.

9. CUSTODY OF COLLATERAL. The Agent agrees to use reasonable care to protect any Collateral in its possession. However, neither the Agent nor the Bailee shall be required to:
     (a)  collect any debt;
     (b)  exercise any conversion rights;
     (c)  take any steps necessary to preserve rights against prior parties;
     (d) notify the undersigned of any maturities, calls, conversions, or other similar matters concerning the Collateral, except for forwarding to the undersigned those communications which are addressed to the undersigned;
     (e)  act upon any request the undersigned may send the Agent.

10. CHANGES IN COLLATERAL. The undersigned authorizes the Agent whether through its Bailee or otherwise to:
     (a) whether or not an Event of Default has occurred, to receive and hold as additional collateral any non-cash increases in or profits or distributions, or non-cash dividends on the Collateral;
     (b) if an Event of Default has occurred, surrender the Collateral and receive any payment or distribution upon redemption, dissolution or liquidation of the issuer of the Collateral;

If the undersigned receives any of the payments or distributions contrary to the provisions described above, the undersigned agrees to turn them over to the Agent for the benefit of the Lenders.

11. FURTHER ASSURANCES. The undersigned appoints the Agent as its attorney to take any necessary steps, including the filing of financing statements, to perfect the Agent's security interest without first obtaining the undersigned's signatures. Upon the Agent's request, the undersigned will execute any amendments, and hereby authorizes Agent to file any amendments or continuation forms, which are necessary to perfect and continue the Agent's security interest in the Collateral.

12. FEES AND EXPENSES. The undersigned agrees to pay all the Agent's reasonable costs, including reasonable attorneys' fees for necessary court process in enforcing this Agreement or realizing upon the Collateral.

13. MODIFICATION. This Agreement cannot be modified except by a written agreement.

14. NOTICES. The undersigned waives any right to notice of any action the Agent may take with respect to the Collateral. If the Agent shall provide such notice, the undersigned agrees that notice will be sufficiently given if sent to the undersigned's address shown in this Agreement or to a new address which the undersigned shall have notified the Agent of in writing. The undersigned agrees that notice of foreclosure sale sent at least five (5) days before the sale provides the undersigned with a reasonable opportunity to exercise our right of redemption of the Collateral and any other legal rights.

15. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consents to the nonexclusive jurisdiction and venue of the state or federal courts located in the State of New York. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address specified below or to such further address as the undersigned may specify to the Agent in writing.

16. INTERCREDITOR AGREEMENT. Certain provisions of this Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as agent for the banks under that certain Multicurrency Credit Agreement with Hardinge Inc. dated as of the date hereof, as amended from time to time ("CREDIT AGREEMENT") and the Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the Borrower or any successor or assign of the Borrower, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of an Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph but not otherwise defined in this Agreement shall have the meanings set forth in the Intercreditor Agreement.

17. WAIVER OF TRIAL BY JURY. THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. IN ADDITION,

THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM DELAY BY THE AGENT AND ANY SETOFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed as of the 24th day of October, 2002.


Address for Notices:                    HARDINGE INC.


One Hardinge Drive
Elmira, New York 14902                  By: /s/ J. PATRICK ERVIN
Attn: Chief Financial Officer              -------------------------------
                                            J. Patrick Ervin, President
                                            and Chief Executive Officer

                                   SCHEDULE A

                                       TO
                            PLEDGE SECURITY AGREEMENT
                                (CUSTOMER NOTES)
                                     BETWEEN
                          JPMORGAN CHASE BANK, AS AGENT
                                       AND
                                  HARDINGE INC.

                          DATED AS OF OCTOBER 24, 2002

                            CUSTOMER NOTES RECEIVABLE

                                                      Outstanding
                                                      Principal
                                                      Balance at
Note #             Customer Name                      September 30, 2002
------             -------------                      ------------------
1981               Advance Machine Corp                34,349.00
1112               Aircraft Ducting Repair Inc         45,925.00
2140               Astro Seal Inc                     515,136.00
1122               Badge Machine Products Inc         111,302.00
1172               Badge Machine Products Inc         198,969.00
1182               Beck Engineering                    33,580.00
3998               C M V Industries                    50,624.09
4917               C M V Industries                    20,760.56
2551               Cleveland Special Tool Inc          41,605.00
3787               Code Engineering Co                 56,012.00
2449               Custom Brackets                    127,191.37
2521               Custom Heliarc Welding & Mach       46,627.00
5618               D & E Specialties                   95,244.00
1002               D & K Machine Co Inc                56,550.00
2248               D S Precision                       46,040.58
1292               Digital Machine                     12,988.12
1675               Eagle Industries Inc               117,896.81
1062               Eastaboga Tackle Mfg Co Inc        144,549.88
2516               Edco Machine Co Inc                 59,954.28
2200               Elco Enterprises Inc                64,715.00
1072               Ellis Enterprises Inc              212,656.86
2679               F W Hall Industries Inc             28,595.00

2689               F W Hall Industries Inc             29,109.00
2829               F W Hall Industries Inc             30,034.00
2839               F W Hall Industries Inc             31,415.00
2071               Firstar Precision Corp             174,704.97
1012               Full Spectrum Design               118,872.00
1591               Glass Processing Co Inc             15,939.00
2241               Greenfield Machine Works           190,435.00
2251               Greenfield Machine Works            60,568.16
2509               In Tenths Industries Inc            97,933.00
3328               J Alan Torgeson Machining           72,396.20
5758               J Alan Torgeson Machining           71,596.38
2531               J B  Tool & Die Co Inc              26,419.00
1759               Mahoning Valley Machining           33,335.00
6018               Major Tooling Inc                   59,306.00
1152               Metal Industries                    56,527.00
2541               Metrologic Instruments Inc          84,931.31
1055               Morgan Branch C N C Inc             72,541.00
3118               On-Line Services Inc                68,729.60
2726               Phoenix Logistics inc               56,491.00
1022               Precision Machinists Co Inc        105,560.00
1082               Proform Mfg Inc                     54,604.00
5858               Quality Tolerance Inc               35,752.00
1132               Rigby Precision Products            44,360.00
5108               Southern Machine & Tool Co          83,716.32
3899               Specialty Machines & Mfg             3,344.00
1778               Sto-Kar Enterprises Inc             34,725.00
3739               Sure Tight Mfg Inc                  25,079.00
1192               Swissway Inc                        90,608.29
1730               T N B LLC                          312,805.00
1142               T N T Machine Co Inc               169,827.30
1202               Tempco Mfg Co Inc                  302,148.00
1222               V S Precision                       38,610.00
1232               V S Precision                      123,945.00
2577               Victory 1 Performance                  810.00
1042               Volker Precision Products           49,371.50
2028               Wright Technologies Inc            104,538.00
2963               Wright Technologies Inc             14,494.00
1092               Youngstown Aluminnum Prods          51,093.77
                            sub total holder 1      5,117,945.35
3938               A & P Machine & Tool Inc            38,250.00
3419               A B Engineering & Molding          167,304.12
3528               A H Metal Works Inc                 38,375.00
2450               Adams Machine & Tool Inc           128,550.00
1627               Agan Machine Products Inc            7,461.00

2173               American Plas-Tech Inc               8,160.60
3958               Ameritool Manufacturing             15,981.00
1659               Automatic System Developers         66,232.00
1825               B H Instrument Co Inc                5,062.00
3479               Beaver Equipment Worldwide          53,193.00
1876               Blue Ridge Precision Machine        54,005.64
1920               Bluebonnet Precision Inst          130,188.81
1376               California Precision Machining       5,019.25
2603               Custom Machining Inc                 2,629.92
2228               D & B Industries Inc                28,343.03
4957               D & E Specialties                   44,305.68
4967               D & S Machine Inc                   23,764.00
4008               D T C Engineering                   54,142.70
4018               Diamond Dental Mfg Corp            111,550.30
4787               Discharge Machining Inc              6,762.81
2236               E & J Machine Co                    68,292.50
5678               Elmira Grinding Works Inc          102,384.00
4987               Enrex Corp                           6,725.00
2006               Excel Machine Products Inc          62,383.76
1887               F W Hall Industries Inc             23,273.50
1527               Fas-Tronics Inc                     74,099.75
3206               G M J Machine Co Inc                 6,166.34
3618               G S P Components Inc                38,445.00
2406               Har Technologies Inc                25,079.00
2416               Har Technologies Inc                31,219.50
2426               Har Technologies Inc                25,617.00
2436               Har Technologies Inc                24,512.00
2566               Har Technologies Inc                25,079.00
3046               Har Technologies Inc                62,534.00
3716               Har Technologies Inc                33,721.00
3746               Har Technologies Inc                33,721.00
3936               Har Technologies Inc                35,725.00
3956               Har Technologies Inc                35,275.00
4026               Har Technologies Inc                35,275.00
2717               Hickok Precision Machining          27,392.00
1719               Horton, Kit Tooling Inc             50,000.00
1656               Husa Accurate Mach Works Inc        23,511.00
2728               Husa Accurate Mach Works Inc       125,902.00
4588               Husa Accurate Mach Works Inc        16,764.00
4088               Iron Man Machine                    31,082.00
4098               J & D Machine Inc                   66,655.45
5768               J E F Precision Sheetmetal          44,348.77
3088               Jemco Components & Fab Inc          69,676.85
3600               Johnson Machine & Fibre Prods      240,727.00

2576               K & S Manufacturing Co               2,593.00
3008               Kno Mar Tool & Mold Inc             60,084.00
4968               Kno Mar Tool & Mold Inc             38,717.70
1958               Kovel High Desert Racing           102,828.00
1990               Lincoln Die & Mfg Co Inc            98,920.00
3079               M C S Inc                           84,997.00
5397               M K D Machining Inc                 33,750.00
1389               Mahoning Valley Machining           44,188.40
4778               Major Tooling Inc                   57,720.00
1554               Micro Machine Shop                   3,832.61
5028               Millennium Hydraulics Inc           46,928.00
1644               Output Dynamice                     13,964.16
2736               Pol-Tek Industries Ltd Inc           2,600.00
1558               Premier Tool & Mold Inc             66,592.00
2305               Professional Precision Prods       168,724.50
4120               Prolyx LLC                          39,761.75
1988               Pulley Industries                   63,495.00
1146               Quality Tolerance Inc                5,272.00
2418               Quality Tolerance Inc              135,919.00
3877               Quality Tolerance Inc               59,444.00
5048               Quality Tolerance Inc              106,930.00
4178               R M Precison Tech                  120,752.60
2547               R P M Associates                    99,210.02
4368               R P M Machine Inc                   49,735.83
2227               R S Precision Inc                   43,661.00
5358               Reliable Tool & Machine Inc         91,304.74
2984               Resco Precision                     49,028.40
2567               Reuter Mfg Inc                      67,908.77
2826               Reuter Mfg Inc                      60,426.05
4126               Reuter Mfg Inc                     103,720.97
2969               Richmond Engineering                 5,853.26
1469               Rodman Aerospace Products           41,236.00
1680               Rodman Aerospace Products           11,049.00
1418               Romstar Engineering                 86,485.00
3488               Ronson Mfg Inc                      55,069.00
3768               Roofe Precision Products Inc        32,514.49
2756               S H E Industries Inc                31,442.26
2503               S P M Company                       13,818.76
2360               Sandia Services Co                 102,958.41
1890               Sinko Machine Tool                 120,441.18
3139               Smart Technologies Inc             318,636.00
2097               Star Instrument Co                  45,484.03
4668               Star Instrument Co                  74,271.00
4687               Star Instrument Co                  76,161.00

4697               Star Instrument Co                  73,899.00
5378               Star Instrument Co                  92,115.75
2606               Triangle Automatic Inc               2,173.00
4278               Turbodyne Systems Inc               54,133.68
3546               Twintec Inc                         22,027.50
1439               Unmann, Michael H                   65,235.00
2000               Unmann, Michael H                   53,825.51
3099               Unmann, Michael H                   39,664.00
3014               Van Cort Instruments Inc           111,274.15
                            sub total holder 2      5,887,643.76
1869               Aplicaciones Industriales           24,748.50
2887               Asesores Tecnicos Indust            18,732.00
5587               Asesoria Manufactura Y Proy         51,709.39
5647               Asesoria Manufactura Y Proy        226,800.00
3836               Auto & Partes Y Maquinados          44,578.50
1568               Auto Partes Y Maquinados             2,054.72
5478               Auto Partes Y Maquinados            59,128.00
1079               Cepeda, Ruben                       26,125.43
3530               Cepeda, Ruben                       76,738.35
1910               Combustion Diesel                   15,695.46
1578               Commercializadora Mifisa            11,130.00
1052               Compania Industrial Quezada         66,642.00
3359               Daniel Hernandez Moreno             43,736.00
2803               Diseno Industrial Y Fab              5,549.80
3890               Disenos Y Proyectos Indus           40,655.00
1941               Doga Maquinados Y Fab              184,326.05
1361               Fabricaciones Industriales          34,782.24
2538               Fabricantes Y Servicio's Ind        40,860.00
3789               Fernando Pages Guaderrama           15,802.96
4347               Formag S A CV                       22,920.00
2410               Gonzalez, Sylvia Mancha             48,621.00
1629               Grupo Palancas SA DE CV             40,768.00
3369               Herramientas Y Moldes Ind            9,806.61
2191               Hidraulica Y Mecanica              135,488.90
2670               Industrial Source                   30,894.00
1460               Industrias Valgo                    25,763.16
1951               Industrias Valgo                    29,536.00
1371               Ingeneiria Integrada Indust         52,020.00
1470               Interfil S A DE C V                 27,512.00
3379               Interfil S A DE C V                 22,410.00
3540               Interfil S A DE C V                 42,674.60
2409               J C Mold & Die                       8,787.84
1889               Manufacturas Carlos                 33,035.40
2159               Manufacturas Especializadas         28,210.00

2451           Maquinados De Prec Pages                62,335.00
3389           Maquinados De Precision                  6,058.50
2411           Maquinados Industriales Bega            31,250.00
2110           Maquinados Laser Mach Shop              19,516.00
1070           Maquinados Valgo                        37,696.00
2599           Maquinados Valgo                        20,496.00
1780           Maquinados Y Accesorios                 31,278.00
3714           Maquinados Y Representacione           180,148.54
1490           Maquinados Y Servicios                  12,214.16
2120           Maquysi S De R L                        28,288.00
1381           Marquet S A De C V                      69,748.00
6008           Marquet S A De C V                      20,618.75
1080           Mauricio Delgado Saenz                  43,438.00
2759           Mauricio Delgado Saenz                  42,869.41
3550           Mauricio Delgado Saenz                  76,682.00
1102           Metaloplasticos Aural S A DE C V        38,944.00
1821           Microscopios SA                         54,924.00
5098           Microscopios SA                         17,161.50
2169           Modelos Tecnicos Roble                     940.00
2929           Mold-Tec De Cuernavaca                  19,987.50
3560           Moldes Y Plasticos Monterry             35,954.88
1212           Oscar Marcos Villalobos Alvarado        32,680.80
2068           Plastic Molds & Dies                    18,690.00
5488           Precision Jesa                           1,496.00
1141           Precision Jhesa SA DE CV                17,652.00
3570           Precision Moderna                       45,645.00
3908           Precision Tensa                         13,768.00
1220           Presotec S A DE C V                     26,793.78
3580           Presotec S A DE C V                     17,569.28
3399           Productos Winner S A DE C V             10,297.50
2430           Ramirez, Jose Cruz                      41,203.89
1899           Rosa Maria Ibanez Salazar                4,078.10
1831           Soto, Abel                              44,639.25
1987           Talleres Diversificados                  7,842.00
2285           Tecnologia Y Mecanismos                 25,980.16
2440           Vicente Valenzuela Acosta               25,480.00
                        sub total holder 3          2,732,605.91
3590           Peak Precision Inc    holder 4         561,438.68

                        Total                      14,299,633.70

[JPMORGAN CHASE LOGO]

                                    GUARANTY

          This Guaranty is granted by the each of the undersigned (hereinafter collectively and individually referred to as the "Guarantor") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901 ("Business Office"), as agent for the Lenders (as defined below), (hereinafter with its respective successors and assigns, collectively or individually, as the context may require, referred to as "Agent").

          1. RECITALS. Hardinge Inc., a New York corporation (the "Borrower") has obtained or desires or may desire at some time and/or from time to time to obtain financial accommodation arising under (i) that certain Term Loan Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "Bank" and collectively, the "Banks"), and as the same may be amended from time to time (the "Credit Agreement"), (ii) certain credit facilities made available by JPMorgan Chase Bank and/or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain arrangements with JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now or hereafter existing (collectively and each individually, a "Credit Arrangement") (the Banks and the other banks and institutions set forth above are collectively referred to as the "Lenders", and each individually, a "Lender"); and each of the undersigned represents that it is financially interested in the Borrower's affairs and expects to derive advantage from each and every such accommodation;

          2. CONSIDERATION. To induce Agent and the Lenders, at their option, at any time or from time to time, to extend such Credit Arrangements, the Guarantor hereby agrees as follows:

          3. GUARANTY. The Guarantor (and if there is more than one Guarantor, jointly and severally) absolutely and unconditionally guarantees to Agent, for the benefit of the Lenders and itself as Agent that the Borrower will promptly perform and observe every agreement and condition contained in any instrument, writing or arrangement relating to or the subject of any such Credit Arrangement to be performed or observed by the Borrower, that all sums stated to be payable in, or which become payable under, any Credit Arrangement will be promptly paid in full when due, whether at maturity or earlier by reason of acceleration or otherwise, or, if now due, when payment thereof shall be demanded by Agent or any Lender in accordance with the terms thereof, together with interest and any and all legal and other costs and expenses paid or incurred in connection therewith by Agent (collectively, the "Guaranteed Obligations"), and, in case of one or more extensions of time of payment or renewals, in whole or in part, of any Credit Arrangement or obligation, that the same will be promptly paid or performed when due, according to each such extension or renewal, whether at maturity or earlier by reason of acceleration or otherwise. The

Guarantor agrees that, as between the Guarantor and Agent, the Guaranteed Obligations may be declared to be due and payable for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Borrower and that, in the event of any such declaration (or attempted declaration), the Guaranteed Obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantor for purposes of this Guaranty. The Guarantor further guarantees that all payments made by the Borrower to Agent for the benefit of the Lenders or itself as Agent of any Guaranteed Obligation will, when made, be final and agrees that if any such payment is recovered from, or repaid by, Agent or any of the Lenders in whole or in part by reason of any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower, this Guaranty shall continue to be fully applicable to such obligation to the same extent as though the payment so recovered or repaid had never been originally made on such obligation.

          This is a guaranty of payment and performance and not a guaranty of collection only.

          This Guaranty is enforceable irrespective of the validity, regularity or enforceability of any instrument, writing or arrangement relating to or the subject of a Credit Arrangement or the obligations thereunder and irrespective of any present or future law or order of any government (whether of right or in fact and whether Agent shall have consented thereto) or of any agency thereof purporting to reduce, amend, restructure or otherwise affect any obligation of the Borrower or other obligor or to vary the terms of payment.

          4. CONSENTS AND WAIVERS. The Guarantor hereby consents that from time to time, without notice to or further consent of the Guarantor, the performance or observance by the Borrower of any Credit Arrangement or Guaranteed Obligation may be waived or the time of performance thereof extended by Agent, and payment of any Guaranteed Obligation may be accelerated in accordance with any agreement governing the same, or may be extended, or any Credit Arrangement may be renewed in whole or in part, or the terms of any Credit Arrangement or any part thereof may be changed, including increase or decrease in the rate of interest thereon, or any collateral therefor may be exchanged, surrendered or otherwise dealt with as Agent may determine, or any co-guarantor or any other party liable upon or in respect of any obligation may be released, and any of the acts mentioned in any Credit Arrangement may be done, all without notice to or affecting the liability of the Guarantor hereunder. The Guarantor waives notice of acceptance of this Guaranty and of the creation of any Guaranteed Obligations. The Guarantor hereby waives presentment of any instrument, demand for payment, protest and notice of non-payment or protest thereof or of any exchange, sale, surrender or other handling or disposition of any such collateral, and any requirement that Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under any Credit Arrangement or against any other person under any other guaranty of, or security for, any of the Guaranteed Obligations. The Guarantor hereby further waives any defense whatsoever which might constitute a defense available to, or discharge of, the Borrower or a guarantor. No payment by the Guarantor pursuant to any provision hereunder shall entitle the Guarantor, by subrogation to the rights of Agent or any of the Lenders or otherwise, to any payment by the Borrower (or out of the property of the Borrower) except after payment in full of all sums

(including interest, costs and expenses) which may be or become payable by the Borrower to such party at any time or from time to time, unless the Guaranteed Obligations shall be paid in full.

          5. CONTINUING GUARANTY; TERMINATION. This Guaranty shall be a continuing guaranty, and Agent may continue to act in reliance hereon until the receipt by Agent of written notice from the Guarantor not to give further financial accommodation in reliance hereon, provided that such notice shall not affect the obligations, absolute or contingent, of the Guarantor hereunder with respect to any such accommodation given prior to such notice. Such notice shall be effective only after receipt by Agent at its Business Office, and Agent shall have had a reasonable time to act upon such notice at each of its offices extending financial accommodation to Borrower.

          6. FINANCIAL STATEMENTS. The Guarantor shall furnish to Agent, after the end of the Guarantor's fiscal year or at such other times or intervals as Agent may request, financial statements certified by the Guarantor showing the Guarantor's financial condition at the end of and for the entire fiscal year. Such statements shall fairly present the financial condition of the Guarantor as at the end of such fiscal year or periods in accordance with generally accepted accounting principles consistently applied. Upon demand by Agent, the Guarantor shall retain an independent certified public accountant acceptable to Agent to prepare such financial statements, on an audited, review or compilation basis, as selected by Agent, and as to audited statements, accompanied by a satisfactory report of such accountants which shall not contain any qualification of opinion or disclaimer by reason of audit limitations imposed by the Guarantor. Further, Guarantor agrees to furnish to Agent copies of its tax returns, as soon as available and in any event not later than 15 days after such tax returns are required to be filed.

          7. FOREIGN CURRENCIES. With respect to each obligation (or portion thereof) hereby guaranteed that is payable in a foreign currency, the following provisions shall apply: the Guarantor shall be obligated to pay to Agent for the benefit of the Lenders the unpaid amount of such Guaranteed Obligation in the same foreign currency and place in which such Guaranteed Obligation is payable by its terms; provided, however, that the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payment of such unpaid amount as aforesaid, the Guarantor shall be obligated to) pay to Agent for the benefit of the Lenders at JPMorgan Chase Bank's principal office in New York City the equivalent of such unpaid amount in United States currency computed at JPMorgan Chase Bank's selling rate, most recently in effect on or prior to the date such Guaranteed Obligation becomes due, for cable transfers of such foreign currency to the place where such Guaranteed Obligation is payable. In any case in which the Guarantor shall make or shall be obligated to make such payment in United States currency, the Guarantor shall hold Agent and the Lenders harmless from any loss incurred by such party arising from any change in the value of United States currency in relation to such foreign currency between the date such Guaranteed Obligation becomes due and the date Agent is actually able, following the conversion of the United States currency paid by the Guarantor into such foreign currency and remittance of such foreign currency to the place where such Guaranteed Obligation is payable, to apply such foreign currency to such obligation. The term "foreign currency' as used herein shall be deemed to refer to that type of such currency which under applicable laws and regulations may be used to pay and discharge such Guaranteed Obligation.

          8. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent and the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which Agent or Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to Agent or Lenders in connection with any Credit Arrangement.

          9. SECURITY. As collateral security for the payment of any and all obligations and liabilities of the Guarantor to Agent and/or the Lenders, now existing or hereafter arising, the Guarantor grants to Agent for the benefit of the Lenders and itself as Agent a security interest in and a lien upon and right of offset against all moneys, deposit balances, securities or other property or interest therein of the Guarantor now or at any time hereafter held or received by or for or left in the possession or control of Agent or any Lender or any of their respective affiliates, whether for safekeeping, custody, transmission, collection, pledge or for any other or different purpose.

          10. REPRESENTATIONS AND WARRANTIES. Each Guarantor which is other than an individual represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Guaranty and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of Guarantor's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Guaranty have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Guaranty constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) all financial statements and related information furnished and to be furnished to Agent from time to time by the Guarantor are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (g) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the Guarantor, threatened against or affecting the Guarantor before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the Guarantor or which may materially adversely affect the financial condition, operations, properties or business of the Guarantor or the ability of the Guarantor to perform its obligation under this Guaranty; and (h) there has been no material adverse change in the financial condition of the Guarantor since the last such financial statements or information. If the Guarantor is an individual, the Guarantor represents and warrants the correctness of clauses
(c), (d), (e), (f), (g) and (h) above to the extent applicable to an individual.

          11. COSTS. The Guarantor agrees to reimburse Agent on demand for all costs, expenses and charges (including, without limitation, fees and charges of external legal counsel for Agent and costs allocated by its internal legal department) in connection with the enforcement of this Guaranty.

          12. ENTIRE AGREEMENT, AMENDMENT AND WAIVERS. This Guaranty constitutes the entire agreement between the Guarantor and Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by Agent in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder. No waiver shall be deemed to be made by Agent of any of its rights hereunder unless the same shall be in writing signed on behalf of Agent, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall not impair the rights of Agent or the Lenders or the obligations of the Guarantor to Agent or the Lenders in any other respect at any other time.

          13. SUCCESSORS. This agreement shall be immediately binding upon the Guarantor, and the successors of the Guarantor. Agent, in accordance with the terms of the Credit Agreement, may assign this Guaranty or any of its rights and powers hereunder, with all or any of the obligations hereby guaranteed, and may assign and/or deliver to any such assignee any of the security herefor and, in the event of such assignment, the assignee hereof or of such rights and powers and of such security, if any such security be so assigned and/or delivered, shall have the same rights and remedies as if originally named herein in place of Agent, and Agent shall be thereafter fully discharged from all responsibility with respect to any such Security so assigned and/or delivered.

          14. GOVERNING LAW; JURISDICTION. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to Agent in writing.

          15. GUARANTOR WAIVERS. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTY, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          IN ADDITION, EACH GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF

DELAY BY AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

          IN WITNESS WHEREOF, the Guarantor has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) or partner(s) the 24th day of October, 2002.

                                            HARDINGE TECHNOLOGY SYSTEMS, INC.
Address for notices:

One Hardinge Drive                          By: /s/ J. PATRICK ERVIN
Horseheads, New York 14845                     ---------------------------------
Attn: Chief Executive Officer                    J. Patrick Ervin, President
Telecopier No.: (607) 734-5517

STATE OF NEW YORK)
                      ss.:
COUNTY OF CHEMUNG)

          On the 23rd day of October, in the year 2002, before me, the undersigned, a Notary Public in and for said State, personally appeared J. Patrick Ervin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.


                                            /s/ DOUGLAS C. TIFFT
                                            ------------------------------------
                                            Notary Public

[JPMORGAN CHASE LOGO]

                               SECURITY AGREEMENT

     The undersigned executes and delivers this Security Agreement (the "SECURITY AGREEMENT") to JPMORGAN CHASE BANK, having an office located at 1975 Lake Street, Elmira, New York 14901, as agent for the Lenders (as defined below) (the "AGENT") in consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by the Lenders or any of them to the HARDINGE INC., a New York corporation (the "BORROWER") or to any person in respect of whose Liabilities (as defined below) the undersigned now or hereafter guarantees or otherwise becomes liable for payment. Accordingly, the Agent shall have the rights, remedies and benefits hereinafter set forth.

     1. DEFINITIONS. The term "LIABILITIES" shall include any and all indebtedness, obligations and liabilities of the Borrower to any of the Banks (as defined below) and/or the Agent and/or other financial institutions and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Banks or Agent, arising under (i) that certain Term Loan Agreement dated as of the date hereof, among Hardinge Inc. and the Agent and the Banks signatory thereto and each other financial institution which from time to time becomes a party thereto (individually a "BANK" and collectively, the "BANKS"), and as the same may be amended from time to time (the "LOAN AGREEMENT"), (ii) certain credit facilities made available by JPMorgan Chase Bank or KeyBank National Association to Hardinge Inc. for foreign exchange, letters of credit and derivative products and exposures, including without limitation interest rate swap agreements or other rate protection or hedge agreements or mechanisms and the documents executed in connection with any of the above now or hereafter existing, and (iii) certain guarantees to JPMorgan Chase Bank and/or its subsidiaries and affiliates, including without limitation, JPMorgan Leasing, in connection with the purchase of the undersigned's customer notes by such entity and the documents executed in connection with any of the above now or hereafter existing (the Banks and those other banks and financial institutions set forth above shall be collectively referred to as the "Lenders" and each individually, a "Lender").

     The term "COLLATERAL" means all of the following personal property of the undersigned, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including: the balance of every deposit account, now or hereafter existing, of the undersigned with any of the Banks and any other claim of the undersigned against any of the Banks or Agent, now or hereafter existing, all moneys, including without limitation, investment property, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to the Agent, or any of the Lenders, and all of the undersigned's accounts, contract rights, goods (including equipment, machinery and inventory), instruments (including customer notes), documents, chattel paper, letter of credit rights, and general intangibles, including, without limitation, (i) all inventions used by the undersigned in the undersigned's business, including without limitation, all inventions described on SCHEDULE A attached hereto (collectively, the "INVENTIONS"), (ii) all letters patent issued on and applications for letters patent filed in connection with the Inventions whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all letters patent described on SCHEDULE A, together with any reissue, continuation, continuation-in-art or extension thereof (collectively, the "LETTERS PATENT"), (iii) the applications therefor, including without limitation, all applications described on Schedule A (collectively, the "APPLICATIONS"), (iv) all licenses for the use of the Letters Patent, including without limitation, all licenses described on Schedule A (collectively, the "LICENSES") and all proceeds of (i) through (iv) in any form collectively, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Letters Patent, (v) all marks used by the undersigned in the undersigned's business, including without limitation, all marks listed on SCHEDULE B hereto (collectively, the "MARKS" whether trademarks or service marks), (vi) all licenses for the use of the Marks, including without limitation, all licenses described on Schedule B (collectively, the "LICENSES"), (vii) all goodwill associated with the Marks or with the use of each Mark and License, (viii) all registrations, certificates of registrations (and similar documents) and applications for registrations of the Marks, whether issued or pending before the United States Patent and Trademark Office, the Secretary of State of the State of New York, a governmental body of any other state, commonwealth, district or territory of the United States, whether issued to or filed by the undersigned or to or by another and subsequently assigned to the undersigned, including without limitation, all registration, certificates of registration and applications for registration described on Schedule B, together with any renewals thereof (collectively, the "REGISTRATIONS") and all proceeds of (v) through (viii) in any form, including without limitation, any claim by the undersigned against third parties for past, present or future infringement or dilution of any of the Marks and of any Marks licensed under any License, or for injury to the goodwill associated with the Marks, Registrations or Marks licensed under any License, and including any other property, rights and interests of the undersigned with respect to any of the foregoing and shall include any insurance policies therefor and the supporting obligations, proceeds, products and accessions of and to any thereof.

     The term "OBLIGOR" means the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Collateral.

     Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code shall have the meanings therein stated.

     2. GRANT OF SECURITY INTEREST. As security for the payment of the Liabilities and as security for the undersigned's guarantee of such Liabilities, the undersigned hereby grant(s) to the Agent, for the benefit of the Lenders and itself as Agent, a security interest in, a general lien upon and/or right of set-off against the Collateral.

     3. MAINTENANCE OF COLLATERAL. At any time and from time to time, the undersigned will: (a) deliver and pledge to the Agent, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request, any and all instruments, documents and/or chattel paper as the Agent may specify in its demand; (b) give, execute, deliver, file, authorize to file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Agent may request, in order to create, preserve, perfect, or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder or with respect to such security interest; (c) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Agent may require;
(d) permit representatives of the Agent at any time to inspect its inventory and to inspect and make abstracts from the undersigned books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents; (e) obtain the Agent's consent prior to any change of name, address, legal entity status, state of organization, location of books and records or location of Collateral other than with respect to a change in location of goods (including inventory, equipment and machinery) in the ordinary course of the undersigned's business; (f) defend the Collateral against all claims and demands of third parties at any time claiming the same or any interest therein, except buyers of inventory in the ordinary course of the undersigned's business, and, at its own expense, will bring suit in the name of the undersigned at the request of the Agent for infringement against infringers of the letters patent and any letters patent then granted on the Applications, provided, the Agent, if the Agent finds it necessary or desirable, may prosecute others for infringement and may join the undersigned as party-plaintiffs; (g) will notify the Agent of
(i) the material loss or damage to the Collateral or of any material adverse change in the undersigned's business or the Collateral, (ii) any suit for infringement brought against the undersigned with respect to the Letters Patent, the Applications or the Marks and in each instance shall promptly furnish the Agent copies of all documents in connection with any such suit, (iii) any application for reissue of any Letters Patent and any letters patent when issued and of any interference or other proceeding involving any of the Collateral and
(iv) if the Marks are registered, notice of such fact in the manner prescribed by Section 1111 of Title 15 of the United States Code, or by state law, if applicable; (h) mark or cause to be marked all articles, devices and machines made or sold by it, covered by letters patent and any letters patent when issued, with the word "Patent" and the number of any such patent or patents applicable thereto except where such marking would damage the article, device or machine, or if such article or device is an internal part of another machine or device, or such other notices required by law; and (i) cooperate with the Agent in obtaining control of collateral consisting of deposit accounts or electronic chattel paper, including, but not limited to entering into one or more control agreements or assignments as the Agent may request. The right is expressly granted to the Agent, at its discretion, to notify warehousemen or any other persons in possession of Collateral of the Agent's security interest therein and to obtain an acknowledgment thereof from such third person and to file one or more financing statements under the Uniform Commercial Code naming the undersigned as debtor and the Agent as secured party and indicating therein the types or describing the items of Collateral herein specified. A photographic or other reproduction of this Security Agreement shall be sufficient as a financing statement. Without the prior written consent of the Agent, the undersigned will not file or authorize or permit to be filed in any jurisdiction any such financing or like statement in which the Agent is not named as the sole secured party. With respect to the

Collateral, or any part thereof, which at any time shall come into the possession or custody or under the control of the Agent or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Agent, at its reasonable discretion, to transfer to or register in the name of itself or its nominee any of the Collateral; to exchange any of the Collateral for other property upon any reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Collateral with any committee or depositary upon such terms as it may determine; to notify any account debtor or obligor on an instrument to make payment to the Agent for the benefit of the Banks; and to enforce obligations of such account debtor or obligor and to exercise or cause its nominee to exercise all or any powers with respect to the Collateral with same force and effect as an absolute owner thereof; all without notice (except such notice as may be required by applicable law and cannot be waived) and without liability except to account for property actually received by it. The Collateral will remain personalty and will not be permanently affixed to real estate without the prior consent of the Agent. SCHEDULE C attached hereto sets forth all of the currently operating leased locations of Collateral of the undersigned. The undersigned will provide disclaimers of interest and removal agreements from each landlord of a location set forth in Schedule C, in form satisfactory to the Agent, signed by such Landlord within thirty (30) days from the date hereof. In the event the undesigned enters into any leases after the date of this Security Agreement, the undersigned, simultaneously with the execution and delivery of such lease, will deliver to Agent a disclaimer of interest and removal agreement from such landlord, in form satisfactory to Agent. In addition, prior to any closing of mortgage financing on any real property of the undersigned, the undersigned will provide a disclaimer of interest and removal agreement from the proposed mortgagee with respect to such real property in form satisfactory to the Agent.

     4. INSURANCE. The undersigned shall keep insured all Collateral which is tangible property for full value, with such coverage as the Agent may approve, at the undersigned's expense, and, upon the Agent's request, the policies shall be duly endorsed in the Agent's favor as its interest may appear and delivered to the Agent. If the undersigned shall default in this regard, the Agent shall have the right to insure and charge the cost to the undersigned. The Agent assumes no risk or responsibility in connection with the payment or nonpayment of losses, the Agent's only responsibility being to credit the undersigned with any insurance payment received on account of losses. In the event of any default under this Security Agreement, the Agent shall have power of attorney to cancel, assign or surrender any insurance policy or policies and to collect the return premiums due thereon and to apply the proceeds thereof to the Liabilities secured hereby. The undersigned will immediately notify the Agent in writing of any damage to or loss of any of the Collateral which is tangible property.

     5. COLLECTION AND DISPOSITION. The Agent at its discretion may, or upon direction of the Banks shall, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Collateral, but shall be under no obligation to do so, or the Agent may, or upon direction of the Banks shall, extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Collateral, without thereby incurring responsibility to, or discharging or otherwise affecting any liability of, the undersigned. The Agent shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Collateral. The Agent may use or operate any of the Collateral for the purpose of preserving the Collateral or its value in the manner and to the extent the Agent deems appropriate, and the Agent may render the Collateral unusable or dispose of the Collateral in a commercially reasonable manner.

     Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereon), the undersigned shall, at the request of the Agent, assemble the Collateral at such place or places as the Agent designates in its request, and, to the extent permitted by applicable law, the Agent shall have the right, with or without legal process and with or without prior notice or demand, to take possession of the Collateral or any part thereof and to enter any premises for the purpose of taking possession thereof. The Agent shall have the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted).

     In addition, upon default hereunder or in connection with any of the Liabilities, with respect to the Collateral, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Agent or any of its agents, associates or correspondents, the Agent may sell or cause to be sold at any location selected by it and reasonable under the circumstances, in one or more sales or parcels, at such price as the Agent may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Collateral, at any broker's board or at public or private sale, in any reasonable manner permissible under the Uniform Commercial Code (except that, to the extent permitted thereunder, the undersigned hereby waives the requirements of said Code), and the Agent or any of the Lenders or anyone else may be the purchaser of any or all of the Collateral so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity or redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The Agent
(i) shall have no obligation to clean up or otherwise prepare the Collateral for sale, (ii) may comply with any applicable law requirements in connection with the disposition of the Collateral, (iii) may sell the Collateral without giving any warranties, and any of such actions or inaction will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The undersigned will pay to the Agent all reasonable expenses (including reasonable attorneys' fees and legal expenses incurred by the Agent) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement of any of the Collateral or receipt of the proceeds thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities secured by this Security Agreement. The Agent, at any time, at its option may, or upon direction of the Banks shall, apply the net cash receipts from the Collateral to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Agent, whether in its own behalf and/or on behalf of another or others, may continue to hold the Collateral and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, principal and interest, of any balance of the Liabilities and expenses at any time unpaid. The Agent may exercise its rights with respect to the Collateral without resorting to or regard to other collateral or sources of reimbursement for the Liabilities.

     6. REPRESENTATIONS AND WARRANTIES. If the undersigned is other than an individual, the undersigned represents and warrants that: (a) it is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation as such is set forth on signature pages hereto along with its tax identification or organizational number, if necessary, and, if relevant under such laws, in good standing; (b) it has the power to execute and deliver this Security Agreement and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance; (c) such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its organizational documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any material contractual restriction binding on or materially affecting it or any of its assets; (d) to the best of the undersigned's knowledge, all governmental and other consents that are required to have been obtained by it with respect to this Security Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with; (e) its obligations under this Security Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors' rights generally; (f) the undersigned is the owner of the Collateral with good and indefeasible title thereto, free and clear of all liabilities, mortgages, security interests, liens, pledges or encumbrances, and the Letters Patent, the Applications and the Marks are subsisting and there are no suits or actions commenced or threatened against the undersigned with respect to the Letters Patent the Applications or the Marks; (g) all financial statements and related information furnished and to be furnished to the Agent or the Lenders from time to time by the undersigned are true and complete and fairly present the financial or other information stated therein as at such dates or for the periods covered thereby; (h) there are no actions, suits, proceedings or investigations pending or, to the knowledge of the undersigned, threatened against or affecting the undersigned before any court, governmental agency or arbitrator, which involve forfeiture of any assets of the undersigned or which may materially adversely affect the financial condition, operations, properties or business of the undersigned or the ability of the undersigned to perform its obligation under this Security Agreement; and (i) there has been no material adverse change in the financial condition of the undersigned since the last such financial statements or information.

     7. DEFAULT. IF any of the following events of default shall occur (each an "EVENT OF DEFAULT"):
     (a) any Obligor shall default and there shall be a continuance thereof in the performance of any of its agreements herein after twenty (20) days notice thereof by Agent or in the Loan Agreement or in any instrument or document delivered pursuant to this Security Agreement or the Liabilities (including a failure to comply with the preceding paragraph) beyond any applicable notice and grace periods;
     (b)  any Obligor
          (i) shall generally not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due;
          (ii)   shall make an assignment for the benefit of creditors;
          (iii) shall file a petition in bankruptcy or for any relief under any law of any jurisdiction relating to reorganization, arrangement, readjustment of debt, dissolution or liquidation;
          (iv) shall have any such petition filed against it and the same shall remain undismissed for a period of 90 days or shall consent or acquiesce thereto; or
          (v) shall have had a receiver, custodian or trustee appointed for all or a substantial part of its property.

THEN, unless and to the extent that the Lenders shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith. THE RIGHTS OF THE AGENT AND THE LENDERS SET FORTH IMMEDIATELY ABOVE ARE WITHOUT LIMITATION OF, AND IN ADDITION TO, ANY OTHER RIGHT OF THE AGENT OR THE LENDERS UNDER ANY OTHER DOCUMENT EVIDENCING OR EXECUTED IN CONNECTION WITH THE LIABILITIES (INCLUDING BUT NOT LIMITED TO ANY RIGHT OF ACCELERATION OF PAYMENT PURSUANT TO THE PROVISIONS THEREOF OR ANY RIGHT OF THE AGENT OR THE LENDERS TO MAKE DEMAND FOR PAYMENT THEREUNDER WITHOUT REFERENCE TO ANY PARTICULAR CONDITION OR EVENT).

     8. SETOFF. In the event that any amount becomes due and payable hereunder and the Agent shall have demanded payment thereof from the undersigned, in addition to all other rights and remedies, the Agent and each of the Lenders (including subsidiaries and each and every affiliate) is hereby irrevocably authorized, without prior notice to the undersigned, to set off any balances held for the account of or any other liability owing by any such Lender or Agent or any such affiliate to the undersigned at any of the Agent's or Lenders' (or such subsidiary's or affiliate's) offices, in dollars or any other currency, against any of the obligations of the undersigned to the Lenders or Agent, as the such Lender or Agent may elect.

     9. NOTICES. All notices, requests, demands or other communications to or upon the undersigned or the Agent shall be in writing and shall be deemed to be delivered upon receipt if delivered by hand or overnight courier or five days after mailing to the address (a) of the undersigned set forth below the undersigned's execution of this Security Agreement, (b) of the Agent as first set forth above, or (c) of the undersigned or the Agent at such other address as the undersigned or the Agent shall specify to the other in writing.

     10. ENTIRE AGREEMENT, AMENDMENT AND WAIVER. This Security Agreement constitutes the entire agreement between the undersigned and the Agent in respect of the subject matter hereof and may be amended only by a writing signed on behalf of each party and shall be effective only to the extent set forth in that writing. No delay by the Agent or any of the Lenders in exercising any power or right hereunder shall operate as a waiver thereof or of any other power or right; nor shall any single or partial exercise of any power or right preclude other or future exercise thereof, or the exercise of any other power or right hereunder.

     11. GENERAL WAIVERS. The undersigned hereby waives presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments (the "SECURED DOCUMENTS"). The undersigned waives all demands, notices and protests of every kind which are not expressly required under this Security Agreement which are permitted by law to be waived, and which would, if not waived, impair the Agent's enforcement of this Security Agreement or release any Collateral from the Agent's security interest hereunder. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent does not have to give the undersigned notice of any of the following:

     (a)  notice of acceptance of this Security Agreement;
     (b) notice of loans made, credit extended, Collateral received or delivered;
     (c)  any Event of Default (except as otherwise expressly provided herein);
     (d) any action which the Agent does or does not take regarding any Obligor or any other person or any other collateral securing the Liabilities;
     (e) except as otherwise provided herein, enforcement of this Security Agreement against the Collateral; or
     (f)  any other action taken in reliance on this Security Agreement.

     The undersigned waives all rules of suretyship law and any other law whatsoever which is legally permitted to be waived and which would, if not waived, impair the Agent's enforcement of its security interests. By way of example, but not in limitation of the Agent's rights under this Security Agreement, the Agent or the Banks, as set forth in the Loan Agreement, may do any of the following without notice to the undersigned except to the extent that notice to the undersigned is required under another Secured Document or in each case in which the agreement of such undersigned is required because such undersigned is a principal party to a Liability and, as a matter of contract, the agreement of such undersigned is required:

     (a) change, renew or extend the time for repayment of all or any part of the Liabilities;
     (b) change the rate of interest or any other provisions with respect to all or any part of the Liabilities;

     (c) release, surrender, sell or otherwise dispose of any money or property which is in the Agent's possession as collateral security for the Liabilities;
     (d)  fail to perfect any security interest in any Collateral;
     (e) release or discharge any party liable to the Agent or any of the Banks in whole or in part for the Liabilities, or accept any additional parties or guarantors;
     (f) delay or refrain from exercising any of the Agent's or the Banks' rights;
     (g) settle or compromise any and all claims pertaining to the Liabilities and the Collateral; and
     (h) apply any money or property of the undersigned or that of any other party liable to the Agent for any part of the Liabilities in any order the Banks choose.

     THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS SECURITY AGREEMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE AGENT'S OPTION, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     IN ADDITION, THE UNDERSIGNED WAIVES THE RIGHT TO INTERPOSE ANY DEFENSE BASED UPON ANY STATUTE OF LIMITATIONS OR ANY CLAIM OF DELAY BY THE AGENT AND ANY SET-OFF OR COUNTERCLAIM OF ANY NATURE OR DESCRIPTION.

     12. RIGHTS CUMULATIVE. The rights, powers and remedies granted to the Agent or the Lenders herein shall be cumulative and in addition to any rights, powers and remedies to which the Agent or the Lenders may be entitled either by operation of law or pursuant to any other document or instrument delivered or from time to time to be delivered to the Agent in connection with any of the Liabilities.

     13. GOVERNING LAW; JURISDICTION. This Security Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned consent(s) to the nonexclusive jurisdiction and venue of the state or federal courts located in such state. In the event of a dispute hereunder, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be located. Service of process by the Agent in connection with any dispute shall be binding on the undersigned if sent to the undersigned by registered mail at the address(es) specified below or to such further address(es) as the undersigned may specify to the Agent in writing.

     14. ASSIGNMENT. In accordance with the terms of the Loan Agreement, the Banks and the Agent may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Collateral, and thereafter shall be fully discharged from all responsibility with respect to the Collateral so assigned, transferred and/or delivered. Such transferee shall be vested with all the powers and rights of such party hereunder with respect to such Collateral, but such party shall retain all rights and powers hereby given with respect to any of the Collateral not so assigned, transferred or delivered.

     15. WAIVER OF PRESENTMENT, ETC. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Collateral and any and all other notices and demands whatsoever, whether or not relating to such instruments.

     16. MISCELLANEOUS. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Collateral of the undersigned shall apply to any Liability or any Collateral of any or all of them. JPMorgan Chase Bank shall act for itself and its affiliates and the Lenders as collateral agent hereunder. This Security Agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all existing as well as future transactions between the Agent and the undersigned that shall be at any time closed; and shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise.

     17. INTERCREDITOR AGREEMENT. Certain provisions of this Security Agreement are subject to the provisions of the Intercreditor Agreement between JPMorgan Chase Bank, as Agent for the Banks under that certain Multicurrency Credit Agreement with Hardinge, Inc. dated as of the date hereof, as amended from time to time ("CREDIT AGREEMENT") and Agent dated of even date herewith, as the same may be amended from time to time ("INTERCREDITOR AGREEMENT"). In the event of any conflict between the express terms and conditions of this Security Agreement and the express terms and conditions of the Intercreditor Agreement, the Intercreditor Agreement shall control, PROVIDED that this paragraph shall in no way benefit the undersigned or any successor or assign of the undersigned, including, without limitation, a debtor in possession or any trustee for the estate created by the commencement of any Insolvency or Liquidation Proceeding. All capitalized terms used in this paragraph, but not otherwise defined in this Security Agreement, shall have the meanings set forth in the Intercreditor Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the undersigned has executed this instrument or has caused this instrument to be duly executed by its proper officer(s) as of the 24th day of October, 2002.

                                        HARDINGE TECHNOLOGY SYSTEMS, INC.
Address for notices:

One Hardinge Drive                      By: /s/ J. PATRICK ERVIN
Horseheads, New York 14845                 -------------------------------------
Attn: Chief Executive Officer                  J. Patrick Ervin, President
Telecopier No.: (607) 734-5517

State of Organization:  New York

Tax ID/Organizational Number: 16-1326427

                                   SCHEDULE A

                                     Patents

                                      None

                                   SCHEDULE B

                          Trademarks and Service Marks

                                      None

                                   SCHEDULE C

                                Leased Locations

                                      None

                                 PROMISSORY NOTE

$2,169,811.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of NBT BANK, NATIONAL ASSOCIATION (the "Bank") at the principal office of JPMorgan Chase Bank, at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Term Loan Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Two Million One Hundred Sixty-nine Thousand Eight Hundred Eleven and no/100 Dollars ($2,169,811.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Term Loan Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Term Loan Agreement, on the dates and in the manner provided in said Term Loan Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Term Loan Agreement referred below, interest rate, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Term Loan Agreement or hereunder in respect of the Variable Rate Loans made by the Bank.

          This is one of the Notes referred to in that certain Term Loan Agreement (as amended from time to time the "Term Loan Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Term Loan Agreement.

          The Term Loan Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.


                                        HARDINGE INC.


                                        BY /s/ J. PATRICK ERVIN, PRESIDENT
                                          --------------------------------------
                                            J. Patrick Ervin, President
                                            and Chief Executive Officer

                                SCHEDULE TO NOTE

                                                   Duration of
                   Amount of                       Interest         Amount of       Balance
Date               Loan            Interest Rate   Period           Payment         Outstanding     Notation By
------------------ --------------- --------------- ---------------- --------------- --------------- ----------------








                                 PROMISSORY NOTE

$7,160,377.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of JPMORGAN CHASE BANK (the "Bank") at its principal office at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Term Loan Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Seven Million One Hundred Sixty Thousand Three Hundred Seventy-seven and no/100 Dollars ($7,160,377.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Term Loan Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Term Loan Agreement, on the dates and in the manner provided in said Term Loan Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Term Loan Agreement referred below, interest rate, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Term Loan Agreement or hereunder in respect of the Variable Rate Loans made by the Bank.

          This is one of the Notes referred to in that certain Term Loan Agreement (as amended from time to time the "Term Loan Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Term Loan Agreement.

          The Term Loan Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.


                                        HARDINGE INC.


                                        BY  /s/ J. PATRICK ERVIN
                                          ------------------------------
                                             J. Patrick Ervin, President
                                             and Chief Executive Officer

                                SCHEDULE TO NOTE

                                                   Duration of
                   Amount of                       Interest         Amount of       Balance
Date               Loan            Interest Rate   Period           Payment         Outstanding     Notation By
------------------ --------------- --------------- ---------------- --------------- --------------- ----------------








                                 PROMISSORY NOTE

$6,834,906.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of KEYBANK NATIONAL ASSOCIATION (the "Bank") at the principal office of JPMorgan Chase Bank, at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Term Loan Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Six Million Eight Hundred Thirty-four Thousand Nine Hundred Six and no/100 Dollars ($6,834,906.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Term Loan Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Term Loan Agreement, on the dates and in the manner provided in said Term Loan Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Term Loan Agreement referred below, interest rate, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Term Loan Agreement or hereunder in respect of the Variable Rate Loans made by the Bank.

          This is one of the Notes referred to in that certain Term Loan Agreement (as amended from time to time the "Term Loan Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Term Loan Agreement.

          The Term Loan Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.


                                        HARDINGE INC.


                                        BY  /s/ J. PATRICK ERVIN
                                          ------------------------------
                                             J. Patrick Ervin, President
                                             and Chief Executive Officer

                                SCHEDULE TO NOTE

                                                   Duration of
                   Amount of                       Interest         Amount of       Balance
Date               Loan            Interest Rate   Period           Payment         Outstanding     Notation By
------------------ --------------- --------------- ---------------- --------------- --------------- ----------------








                                 PROMISSORY NOTE

$6,834,906.00                                                   October 24, 2002
                                                              New York, New York

          HARDINGE INC. (the "Borrower"), a corporation organized under the laws of New York, for value received, hereby promises to pay to the order of MANUFACTURERS AND TRADERS TRUST COMPANY (the "Bank") at the principal office of JPMorgan Chase Bank, at One Chase Manhattan Plaza, New York, New York 10081 or at such other place as required by the Term Loan Agreement referred to below, for the account of the appropriate Lending Office of the Bank, the principal amount of Six Million Eight Hundred Thirty-four Thousand Nine Hundred Six and no/100 Dollars ($6,834,906.00) in lawful money of the United States of America and in immediately available funds, on the date(s) and in the manner provided in the Term Loan Agreement referred to below. The Borrower also promises to pay interest on the unpaid principal balance of the Loan in like money, for the period such balance is outstanding, at said principal office for the account of said Lending Office of the Bank, at the rates of interest as provided in the Term Loan Agreement, on the dates and in the manner provided in said Term Loan Agreement.

          The date and amount of the Loan made by the Bank to the Borrower under the Term Loan Agreement referred below, interest rate, Interest Period, maturity date and each payment of principal thereof, shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof; provided, however, the failure of the Bank to make any such recordation or endorsement shall not affect the obligations of the Borrower to make payment when due of any amount owing under the Term Loan Agreement or hereunder in respect of the Variable Rate Loans made by the Bank.

          This is one of the Notes referred to in that certain Term Loan Agreement (as amended from time to time the "Term Loan Agreement") dated as of October 24, 2002 among the Borrower, the Banks named therein (including the Bank), the Documentation Agent and the Agent and evidences the Loan made by the Bank thereunder. All terms not defined herein shall have the meanings given to them in the Term Loan Agreement.

          The Term Loan Agreement provides for the acceleration of the maturity of principal upon the occurrence of certain Events of Default and for prepayments on the terms and conditions specified therein.

          The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. THE BORROWER WAIVES TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE.

          This Note shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York, including Section 5-1401 of the New York General Obligations Law (or any similar successor provision thereto) but excluding all other conflict-of-law rules.


                                        HARDINGE INC.


                                        BY  /s/ J. PATRICK ERVIN
                                          ------------------------------
                                             J. Patrick Ervin, President
                                             and Chief Executive Officer

                                SCHEDULE TO NOTE

                                                   Duration of
                   Amount of                       Interest         Amount of       Balance
Date               Loan            Interest Rate   Period           Payment         Outstanding     Notation By
------------------ --------------- --------------- ---------------- --------------- --------------- ----------------






